                                                                   Exhibit 10.33


                       THIRD AMENDMENT TO REVOLVING CREDIT
                     AND LETTER OF CREDIT ISSUANCE AGREEMENT
                     AND AMENDMENT TO REVOLVING CREDIT NOTES

                  This THIRD AMENDMENT TO REVOLVING CREDIT AND LETTER OF CREDIT ISSUANCE AGREEMENT AND AMENDMENT TO REVOLVING CREDIT NOTES is made as of this 30th day of April, 1999 (this "THIRD AMENDMENT"), and entered into by and among THE CARBIDE/GRAPHITE GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "BORROWER"), the financial institutions party thereto as lenders (collectively referred to herein as the "LENDERS"), PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit (in such capacity, the "L/C ISSUER") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders and the L/C Issuer (in such capacity, the "AGENT") and further amends that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as previously amended by that certain First Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated as of October 28, 1997 (the "FIRST AMENDMENT") and the Second Amendment to Revolving Credit and Letter of Credit Agreement and Waiver dated as of April 30, 1998 (the "SECOND AMENDMENT") (the Revolving Credit and Letter of Credit Issuance Agreement, as amended by the First Amendment and the Second Amendment, is hereinafter referred to as the "ORIGINAL CREDIT AGREEMENT").

                                   WITNESSETH

                  WHEREAS, the Borrower has requested that the commitment be extended and certain financial covenants be modified; and

                  WHEREAS, to accommodate such request certain amendments to the terms of the Original Credit Agreement are required; and

                  WHEREAS, the Agent, the Lenders and the L/C Issuer have agreed to make such amendments upon the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                AMENDMENTS TO ORIGINAL CREDIT AGREEMENT AND NOTES

         SECTION 1.01 ADDITIONS TO SECTION 1.01 OF THE ORIGINAL CREDIT AGREEMENT. The following defined terms and the definitions therefor are hereby added to Section 1.01 of the Original Credit Agreement and inserted in correct alphabetical order:

                  Granting Lender shall have the meaning assigned to it in
         Section 10.06.

                  Mortgage shall mean a Mortgage or Deed of Trust substantially in the form of Exhibits "M-1" and "M-2" to the Third Amendment.

                  Mortgaged Property shall mean the real property owned in fee by the Borrower and the Class A Guarantor Subsidiaries, improvements thereon and fixtures relating thereto, all as now or hereafter more fully described in a Mortgage.

                  Third Amendment shall mean the Third Amendment to Revolving Credit and Letter of Credit Issuance Agreement and Amendment to Revolving Credit Notes dated as of the Third Amendment Effective Date.

                  SPC shall have the meaning assigned to it in Section 10.06.

                  Third Amendment Effective Date shall mean April 30, 1999.

                  Third Amendment Fee shall mean a fee in the amount of $150,000.00 which shall be due and payable on the Third Amendment Effective Date.

                  Year 2000 Problem shall have the meaning given it in Section 4.27.

         SECTION 1.02 MODIFICATION OF EXISTING DEFINED TERMS.

         (a) The following defined terms in Section 1.01 of the Original Credit Agreement are amended and restated in their entirety as follows:

                  Expiration Date shall mean December 31, 2003, or such later date as determined by the Lenders in accordance with Section 2.01(b).

                  Compliance Certificate shall be a certificate executed by the chief financial officer, treasurer or controller of the Borrower substantially in the form of Exhibit "F-1" to the Third Amendment.

                  Security Agreement shall mean an amended and restated security agreement, substantially in the form of Exhibit "B-1" attached to the Third Amendment and incorporated herein by reference, together in each case with all extensions, renewals, amendments, substitutions and replacements thereto and thereof.

                  Security Documents shall mean the Security Agreement, any Subsidiary Guaranty, any Subsidiary Security Agreement, any Mortgage whether executed by the Borrower or any Subsidiary, the Uniform Commercial Code filings and any and all security agreements, pledge agreements, mortgages, deeds of trust, other agreements and other documents (including without limitation financing statements) related to the creation, perfection or maintenance of Liens in favor of the Agent in any assets of the Borrower or a Subsidiary Guarantor as security for the Lender Obligations.

                  Subsidiary Security Agreement shall mean the amended and restated security agreement executed by a Class A Subsidiary Guarantor, substantially in the form of Exhibit "J-1" attached to this Third Amendment and incorporated herein by reference, together in each case with all extensions, renewals, amendments, substitutions and replacements thereto and thereof.


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         (b) item (xi) of the definition of Permitted Liens is amended and restated in its entirety to read as follows:

                  (xi) "Leases or subleases, including existing operating Leases with PNC Leasing Corp. as lessor, not otherwise prohibited by this Agreement or other Loan Documents; provided however that, except for Liens in favor of the Agent for the benefit of the Agent, the Lenders and the L/C Issuer, nothing set forth in items (ii) through (xi) of this definition shall permit or authorize Liens on any of the Borrower's or any Subsidiary Guarantor's accounts or Inventory or any chattel paper, documents, instruments or general intangibles relating to such accounts or Inventory.

         SECTION 1.03 REVISION OF EXTENSION OF EXPIRATION DATE. Paragraph (b) of
Section 2.01 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Extension of Expiration Date. Commencing in 2000, the Borrower may request in a writing delivered to the Agent a one year extension of the Expiration Date. The request shall be given not earlier than the delivery of the audited financial statements of the Borrower and its Subsidiaries for the Fiscal Year just ended nor later than the November 15 immediately following the last day of the Fiscal Year covered by the most recently delivered audited financial statements of the Borrower and its Subsidiaries. The Agent shall promptly send such request to each of the Lenders. The Lenders at their sole and absolute discretion may extend the Expiration Date then in effect in one year increments measured from the current Expiration Date. No such extension of an Expiration Date shall be effective unless the Borrower shall have received a written notice of all Lenders which consents to such extension. Such written consent, if given, shall be given within 45 days of the receipt by the Agent of the Borrower's request for an extension.

         SECTION 1.04 REVISION OF COMMITMENT FEE. Section 2.03 of the Original Credit Agreement is amended and restated in its entirety to read as follows:

                  2.03. Commitment Fee. Accruing from the Second Amendment Effective Date until the Third Amendment Effective Date, the Borrower agrees to pay to the Agent for the account of each Lender, as consideration for such Lender's Revolving Credit Commitment hereunder, a commitment fee (the "Commitment Fee") equal to the Applicable Commitment Fee per annum, as set forth in the Second Amendment (all computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed), on the average daily amount equal to such Lender's Revolving Credit Commitment minus such Lender's Ratable Share of Total Utilization. Accruing from the Third Amendment Effective Date until the Expiration Date, the Borrower agrees to pay to the Agent for the account of each Lender, as consideration for such Lender's Revolving Credit Commitment hereunder, a Commitment Fee equal to the Applicable Commitment Fee per annum, as set forth in the Third Amendment, (all computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily amount equal to such Lender's Revolving Credit Commitment minus such Lender's Ratable Share of Total Utilization. All


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         Commitment Fees shall be payable (i) quarterly in arrears beginning
         October 31, 1997 and continuing on the last Business Day of each Fiscal Quarter occurring during the term of the Revolving Credit Commitment thereafter, (ii) on the Expiration Date and (iii) upon acceleration of the Notes.

         On and after the Third Amendment Effective Date, the term "Applicable Commitment Fee" shall mean the rate per annum set forth in the chart below which corresponds to the range of ratios in which the Borrower's Consolidated Total Indebtedness to EBITDA Ratio, as at the end of the preceding fiscal quarter, falls:

        -------------------------------------------------------------------
              CONSOLIDATED TOTAL INDEBTEDNESS            APPLICABLE
                      TO EBITDA RATIO                  COMMITMENT FEE
        -------------------------------------------------------------------
        Less than 3.0 to 1.0                                .25%
        -------------------------------------------------------------------
        Equal to or greater than 3.0 to 1.0                .375%
        -------------------------------------------------------------------

         All such adjustments shall be effective as of the date the Borrower's quarterly financial statements and Compliance Certificate are required to be delivered to the Lenders pursuant to items (i) and (iii) of
         Section 6.02.

         SECTION 1.05 AMENDMENT TO SECTION 2.08(B)(II) OF THE ORIGINAL CREDIT AGREEMENT. Section 2.08(b)(ii) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (ii) Euro-Rate Option. Interest under this Interest Rate Option shall accrue, for each Euro-Rate Portion of the Revolving Credit Loans outstanding, for any Euro-Rate Interest Period selected, at a rate per annum equal to the sum of (A) the Euro-Rate plus (B) the Applicable Euro-Rate Margin as determined below. The rate of interest established pursuant to the preceding sentence of this Section 2.08(b)(ii) for each Euro-Rate Portion shall be adjusted from time to time in accordance with the provisions of Section 2.08(c).

         From the Second Amendment Effective Date until the Third Amendment Effective Date the applicable Euro-Rate Margin shall be that set forth in the Second Amendment. From the Third Amendment Effective Date, for purposes of this Agreement, the term "Applicable Euro-Rate Margin" shall mean the rate per annum set forth in the chart below which corresponds to the range of ratios in which the Borrower's Consolidated Total Indebtedness to EBITDA Ratio as at the end of the preceding Fiscal Quarter falls:

         ---------------------------------------------------------------------
            CONSOLIDATED TOTAL INDEBTEDNESS         APPLICABLE EURO-RATE
                 TO EBITDA RATIO                            MARGIN
         ---------------------------------------------------------------------
         Less than 2.5 to 1.0                                1.00%
         ---------------------------------------------------------------------
         Equal to or greater than 2.5 to
         1.0 but less than 3.0 to 1.0                       1.125%
         ---------------------------------------------------------------------

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         ---------------------------------------------------------------------
            CONSOLIDATED TOTAL INDEBTEDNESS         APPLICABLE EURO-RATE
                 TO EBITDA RATIO                            MARGIN
         ---------------------------------------------------------------------
         Equal to or greater than 3.0 to
         1.0 but less than 3.25 to 1.0                      1.375%
         ---------------------------------------------------------------------
         Equal to or greater than 3.25 to
         1.0 but less than 3.5 to 1.0                       1.625%
         ---------------------------------------------------------------------
         Equal to or greater than 3.5 to 1.0                 2.00%
         ---------------------------------------------------------------------

         All adjustments shall be effective as of the date on which the Borrower's quarterly financial statements and Compliance Certificate are required to be delivered pursuant to items (i) and (iii) of Section 6.02.

         SECTION 1.06 AMENDMENT TO SECTION 2.17 (B) OF THE ORIGINAL CREDIT AGREEMENT. Section 2.17 (b) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) The Borrower shall pay (i) to the L/C Issuer for its own account a fronting fee equal to 1/8 of 1% per annum (the "L/C Fronting Fee") on the aggregate daily (computed at the opening of business and on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) Stated Amount of the outstanding Letters of Credit for the period in question, and (ii) to the Agent for the ratable account of the Lenders a fee (the "Letter of Credit Fee") equal to the Applicable Letter of Credit Fee per annum, as determined below, on the aggregate daily (computed at the opening of business and on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) Stated Amount of the outstanding Letters of Credit for the period in question. The Letter of Credit Fee and the L/C Fronting Fee shall be payable (i) quarterly in arrears on the last Business Day of each Fiscal Quarter occurring during the term of this Agreement thereafter, (ii) on the Expiration Date or (iii) upon acceleration of the Notes. Any issuance of an amendment to extend the stated expiration date of a Letter of Credit or an amendment to increase the Stated Amount of a Letter of Credit shall be treated as an issuance of a new Letter of Credit for purposes of calculation of the Letter of Credit Fee and the L/C Fronting Fee due and payable hereunder. The Borrower shall also pay to the L/C Issuer the L/C Issuer's customary documentation fees payable with respect to the Letters of Credit as the L/C Issuer may generally charge from time to time. After the occurrence of an Event of Default (which continues after the expiration of any cure period applicable thereto) and during the continuation thereof, the rate at which the Letter of Credit Fee is calculated shall be increased by two hundred (200) basis points (2%) above the pre-default rate; the increase to be payable monthly during the continuation of the Event of Default.

         From the Second Amendment Effective Date until the Third Amendment Effective Date the Applicable Letter of Credit Fee shall be that set forth in the Second Amendment. From the Third Amendment Effective Date, for purposes of this Agreement, the term "Applicable Letter of Credit Fee" shall mean the rate per annum set forth in the chart below which corresponds to the range of ratios



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         in which the Borrower's Consolidated Total Indebtedness to EBITDA Ratio
         as at the end of the preceding Fiscal Quarter falls:

         ---------------------------------------------------------------------
              CONSOLIDATED TOTAL INDEBTEDNESS        APPLICABLE LETTER OF
                     TO EBITDA RATIO                      CREDIT FEE
         --------------------------------------------------------------------
         Less than 2.5 to 1.0                               1.00%
         --------------------------------------------------------------------
         Equal to or greater than 2.5 to
         1.0 but less than 3.0 to 1.0                       1.125%
         --------------------------------------------------------------------
         Equal to or greater than 3.0 to
         1.0 but less than or equal                         1.375%
         to 3.25 to 1.0
         --------------------------------------------------------------------
         Equal to or greater than 3.25 to
         1.0 but less than or equal                         1.625%
         to 3.5 to 1.0
         --------------------------------------------------------------------
         Equal to or greater than 3.5 to 1.0                2.00%
         --------------------------------------------------------------------

         All adjustments shall be determined as of the date the Borrower's quarterly financial statements and Compliance Certificate are required to be delivered pursuant to items (i) and (iii) of Section 6.02.

         SECTION 1.07 INCREASE IN COLLATERAL. Section 3.03 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  3.03 Assigned Collateral and Mortgaged Property. The Borrower hereby agrees to grant and convey to the Agent for the benefit of the Lenders and the L/C Issuer a Lien on any and all Assigned Collateral and Mortgaged Property now owned or hereafter acquired by the Borrower. To secure the full and timely payment and performance of each of the Lender Obligations, and to grant to the Agent for the benefit of the Agent, the Lenders and the L/C Issuer a Lien on the right, title and interest of the Borrower in and to any Assigned Collateral and Mortgaged Property, the Borrower hereby agrees to execute and deliver to the Agent, on or prior to the Third Amendment Effective Date, the Security Agreement and Mortgages, together with all financing statements, supplements, amendments, certificates, documents and notices as reasonably requested by the Agent to perfect such Liens, all duly completed and executed to the reasonable satisfaction of the Agent. The foregoing notwithstanding the Borrower shall not be required to grant to the Agent for the benefit of the Lenders and the L/C Issuer a mortgage on real property located in the State of New York until the occurrence of an Event of Default. Upon the occurrence of an Event of Default the Borrower will execute and deliver to the Agent a Mortgage on its real property located in the State of New York.

         SECTION 1.08 INCREASE IN SUBSIDIARY COLLATERAL. Section 3.04 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

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

                  3.04 Designation of Class A Subsidiary Guarantors; Subsidiary Assigned Collateral and Mortgaged Property.

                           (a) Each Subsidiary of the Borrower incorporated or
                  organized in the United States of America, whether now in existence or hereafter acquired, that owns any property, tangible or intangible, real, personal or mixed (priced at the lower of cost or market) with a value at the time of designation in excess of $5,000,000, shall be designated as a Class A Subsidiary Guarantor by the Lenders. Any Subsidiary designated as a Class A Subsidiary Guarantor shall continue as a Class A Subsidiary Guarantor until released in writing by all Lenders. For the purposes of this Section 3.04, the Subordinated Notes shall not be deemed Receivables.

                           (b) The Borrower hereby agrees to cause each Class A
                  Subsidiary Guarantor to grant and convey to Agent for the benefit of the Lenders and the L/C Issuer a Lien on any and all Subsidiary Assigned Collateral or Mortgaged Property now owned or hereafter acquired by each such Class A Subsidiary Guarantor. To secure the full and timely payment and performance of each of the Lender Obligations, and to grant to the Agent for the benefit of the Agent, the Lenders and the L/C Issuer a Lien on the right, title and interest of a Class A Subsidiary Guarantor in and to any Subsidiary Assigned Collateral and Mortgaged Property of such Class A Subsidiary Guarantor, the Borrower hereby agrees to cause each Class A Subsidiary Guarantor to execute and deliver to the Agent a Subsidiary Guaranty and a Security Agreement and Mortgage, together with all financing statements, supplements, amendments, certificates, documents and notices as reasonably requested by the Agent to perfect such Liens, all duly completed and executed to the reasonable satisfaction of the Agent. Each other Subsidiary Guarantor shall execute and deliver to the Agent for the benefit of the Lenders, the L/C Issuer and the Agent a Subsidiary Guaranty to guaranty the full and timely payment and performance of each of the Lender Obligations.

         SECTION 1.09 INCREASED COOPERATION. Section 3.05 of the Original Credit Agreement is amended and restated in its entirety to read as follows:

                  3.05 Further Cooperation. (a) the Borrower shall perform, or cause a Subsidiary Guarantor to perform, on the reasonable request of the Agent and at the Borrower's expense, such acts as may be necessary or advisable to carry out the intent of this Agreement and the other Loan Documents. Without limiting the generality of the preceding sentence, the Borrower shall take all steps reasonably necessary or, in the reasonable opinion of Agent, advisable to grant and convey, or cause the grant and conveyance by a Subsidiary Guarantor, to Agent for the benefit of the Lenders, the L/C Issuer and the Agent a Lien on any and all Assigned Collateral and Mortgaged Property of the Borrower, whether now owned or hereafter acquired, and any and all Subsidiary Assigned Collateral and Mortgaged Property of a Class A Subsidiary Guarantor, whether now owned or hereafter acquired, and to validate or protect any Lien granted to the Agent for the benefit of the Lenders, the L/C Issuer and the Agent in any Assigned


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         Collateral and Mortgaged Property or any Subsidiary Assigned Collateral
         and Mortgaged Property, or to defeat the assertion by any third parties of any adverse claim with respect to any Assigned Collateral or Mortgaged Property or any Subsidiary Assigned Collateral or Mortgaged Property. Without limiting the generality of the foregoing, from time to time, or at the request of Agent, the Borrower will execute and file, and cause the execution and filing of, as the case may be, such agreements, amendments, supplements, bailee's waivers, landlord's waivers, financing statements, continuation statements, amendments thereto and assignments thereof, and such other instruments and notices, to grant Liens on any Assigned Collateral or Mortgaged
         Property or any Subsidiary Assigned Collateral or Mortgaged Property, and to perfect, protect or more fully evidence the rights of the Agent, the Lenders and the L/C Issuer under any Security Documents.

                  (b) The Borrower hereby authorizes the Agent or any of its designees, and does hereby constitute the Agent the attorney-in-fact of the Borrower, to execute in the name of the Borrower, and to file, one or more financing statements, continuation statements, amendments thereto and/or assignments thereof, or any Mortgage relative to all or any of the liens and security interests in favor of the Agent in any of the Assigned Collateral, or Mortgaged Property whether now existing or hereafter created. If the Borrower fails to perform any of its respective agreements or obligations under this Agreement, the Agent or its designee may (but shall not be required to) itself perform, or cause the performance of, such agreement or obligation, and the reasonable expenses of the Agent or its designee or assignee incurred in connection therewith shall be payable by the Borrower as provided in
         Section 10.03 hereof.

         SECTION 1.10 PRIORITY. Section 4.25 of the Original Credit Agreement is hereby amended in its entirety to read as follows:


                  4.25 Liens. Assuming the filing of all requisite financing statements and Mortgages, the Liens granted to the Agent for the benefit of the Agent, the Lenders and the L/C Issuer pursuant to the Security Documents will at the Closing Date be fully perfected first priority Liens, subject to Permitted Liens, in and to the collateral described therein.

         SECTION 1.11 YEAR 2000. A new Section 4.27 is hereby added to the Original Credit Agreement which shall read as follows:

                  4.27 Year 2000 Problem. The Borrower and its Subsidiaries have reviewed areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by the Borrower or its Subsidiaries (or any of their respective material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "YEAR 2000 PROBLEM"). The Year 2000 Problem is not expected to result in a Material Adverse Change.

         SECTION 1.12 MODIFICATION OF ASSET SALE PROVISIONS. Item (iv) of
Section 7.05 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (iv) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iii) above, which in any one sale, transfer or lease of assets, or in any number of sales, transfers or leases of assets occurring in any consecutive twelve month period, involves the sale, transfer or lease of not more than 2.5% of the Consolidated Net Worth of the Borrower (measured with respect to a series of sales, transfers or leases of assets on the day of the first sale); or

         SECTION 1.13 MODIFICATION OF TANGIBLE NET WORTH. Section 7.12 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                  7.12. Minimum Consolidated Tangible Net Worth. The Borrower will not at any time on and after February 1, 1999 permit its Consolidated Tangible Net Worth to be less than an amount equal to the sum of (i) $78,000,000, plus (ii) 50% of the positive net income for each Fiscal Quarter ending after January 31, 1999 of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP consistently applied, plus (iii) all increases to equity from the issuance by the Borrower after January 31, 1999 of further equity securities or other equity capital investments.

         SECTION 1.14 MODIFICATION OF LEVERAGE RATIO. Section 7.14 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                  7.14 Leverage Ratio. The Borrower shall not permit its Consolidated Total Indebtedness to EBITDA Ratio during the applicable period or periods set forth below to be greater than the ratio set forth opposite each such period or periods:

         ------------------------------------------------------------------
                                                       CONSOLIDATED TOTAL
                                                     INDEBTEDNESS TO EBITDA
                   PERIOD                                    RATIO
         ------------------------------------------------------------------
         From the Third Amendment
         Effective Date through
         April 29, 2002                                   3.75 to 1.00
         ------------------------------------------------------------------
         From April 30, 2002
         through April 29, 2003                           3.50 to 1.00
         ------------------------------------------------------------------
         On and after April 30, 2003                      3.00 to 1.00
         ------------------------------------------------------------------

         In determining compliance with this Section 7.14, the Special Reserve may be included in calculating the Borrower's EBITDA by treating it as an extraordinary or unusual loss pursuant to item (a)(v) of the definition of EBITDA contained in Section 1.01 hereof.

         SECTION 1.15 MODIFICATION OF EVENTS OF DEFAULT. Paragraphs (d) and (h) of Section 8.01 of the Original Credit Agreement are each amended and restated in their entirety to read as follows:

                  (d) The Borrower shall default in the observance or performance of any other covenant, condition or provision hereof, or of any other Loan Document and, if remediable, such default shall continue unremedied for a period of thirty (30) days after any officer of the Borrower becomes aware of the occurrence thereof; or a Subsidiary Guarantor shall default in the observance or performance of any other covenant, condition or provision contained in a Subsidiary Guaranty, Subsidiary Security Agreement, Mortgage or any other Loan Document executed by such Subsidiary Guarantor, and such default shall continue unremedied for a period of thirty (30) days after any officer of such Subsidiary Guarantor becomes aware of the occurrence thereof;

                  (h) A notice of lien, levy or assessment in excess of Two Million Dollars ($2,000,000) in the aggregate is filed of record with respect to all or any part of the assets of the Borrower or a Subsidiary Guarantor by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the PBGC, or if any taxes or debts in excess of Two Million Dollars ($2,000,000) owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable, or if such notice is filed or such payment is not so made, unless the Borrower or such Subsidiary Guarantor (i) contests such lien, assessment, tax or debt in good faith by appropriate and lawful proceedings diligently conducted but only so long as such proceedings could not subject the Agent, the Lenders or the L/C Issuer to any criminal penalties, or could not result in or involve any risk of loss, sale or forfeiture of any Assigned Collateral or Mortgaged Property or the Subsidiary Assigned Collateral or Mortgaged Property, as the case may be, or any risk of loss of the first priority interest of the Agent in the Assigned Collateral or Mortgaged Property or the Subsidiary Assigned Collateral or Mortgaged Property, as the case may be, (ii) establishes such reserves or other appropriate provisions, if any, as shall be required by GAAP and (iii) pays such lien, assessment, tax or debt in accordance with the terms of any final judgments or orders relating thereto within thirty (30) days after the entry of such judgments or orders;

         SECTION 1.16 MODIFICATION OF ASSIGNMENT PROVISIONS. Section 10.06 of the Original Credit Agreement is amended and restated in its entirety to read as follows:

                  10.06    Successors and Assigns.

                           (i) This Agreement shall be binding upon the Borrower
                  and the Agent, the Lenders, the L/C Issuer and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent, the Lenders, the L/C Issuer and respective successors and assigns; provided, however, that the Borrower shall not assign its rights or duties hereunder or under any of the other Loan Documents without the prior written consent of the Lenders.

                           (ii) Notwithstanding anything to the contrary
                  contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC") the option to fund all or any part of any Loan that such Granting Lender would otherwise be obligated to fund pursuant to this Agreement; provided that (A) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (B) if an SPC elects not to exercise such option or otherwise fails to fund all or any part of such Loan, the Granting Lender shall be obligated to fund such Loan pursuant to the terms hereof. Further, (A) all credit decisions relating to any such funding by the SPC shall be made by the Granting Lender for and on behalf of the SPC, (B) the SPC shall have no voting rights under any of the Loan Documents and (C) except for the payment of principal, interest and fees, if any, the Agent shall be entitled to treat the Granting Lender as the Lender for all purposes hereunder as if the SPC had made no funding of any Loan. The funding of a Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Loan were funded by such Granting Lender. Each Party hereto hereby agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. Notwithstanding anything to the contrary contained in this Agreement, any SPC may disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC. This Section may not be amended without the prior written consent of each Granting Lender, all or any part of whose Loan is being funded by an SPC at the time of such amendment.

         SECTION 1.17 MODIFICATION OF REVOLVING CREDIT NOTES. Each Revolving Credit Note is hereby amended by inserting after the date September 30, 2002, in the second paragraph of each such Revolving Credit Note, the phrase "or such later date as determined by the Lenders in accordance with Section 2.01(b) of the Agreement."

         SECTION 1.18 NO OTHER AMENDMENTS. The amendments to the Original Credit Agreement set forth in Sections 1.01 through 1.17 above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Third Amendment, the provisions of the Original Credit Agreement. The amendments set forth in Sections 1.01 through 1.17 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders and the Agents under the Original Credit Agreement with respect to any such violation.

                                   ARTICLE II
                     BORROWER'S SUPPLEMENTAL REPRESENTATIONS

         SECTION 2.01 INCORPORATION BY REFERENCE. As an inducement to the Agent, the Lenders, and the L/C Issuer to enter into this Third Amendment, the Borrower hereby repeats herein for the benefit of the Agent, the Lenders, and the L/C Issuer the representations and warranties made by the Borrower in Article IV of the Original Credit Agreement, as amended hereby, except (i) as adjusted or updated prior to the Third Amendment Effective Date by information delivered to the Agent and the Lenders as part of the Borrower's financial reports and periodic public filings pursuant to items (i), (ii) and (vii) of Section 6.02, and (ii) that for purposes hereof such representations and warranties, as so modified, shall be deemed to extend to and cover this Third Amendment.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         SECTION 3.01 CONDITIONS PRECEDENT. Each of the following shall be a condition precedent to the effectiveness of this Third Amendment:

         (i) The Agent shall have received, on or before the Third Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Third Amendment Effective Date and in form and substance satisfactory to the Agent and its special counsel, Tucker Arensberg, P.C.:

                  (A) A duly executed counterpart original of this Third Amendment;

                  (B) Amended and Restated Security Agreements from the Borrower and each Class A Subsidiary Guarantor in form and substance satisfactory to the Agent;

                  (C) Mortgages from the Borrower and, as appropriate, each Class A Subsidiary Guarantor in form and substance satisfactory to the Agent;

                  (D) The Agent shall have received the Third Amendment Fee for the pro rata benefit of the Lenders.

                  (E) A certificate from the Secretary of the Borrower certifying that the Articles of Incorporation and Bylaws of the Borrower previously delivered to the Borrower are true, complete and correct.

                  (F) Such other instruments, documents and opinions of counsel as the Agent shall reasonably require, all of which shall be satisfactory in form and content to the Agent and its special counsel, Tucker Arensberg, P.C.

         (ii) The following statements shall be true and correct on the Third Amendment Effective Date and the Agent shall have received a certificate signed by an Authorized Officer of the Borrower, dated the Third Amendment Effective Date, stating that:

                  (A) the representations and warranties made pursuant to
         Section 2.01 of this Third Amendment and in the other Loan Documents, as amended hereby, are true and correct on and as of the Third Amendment Effective Date as though made on and as of such date;

                  (B) no petition by or against the Borrower has at any time been filed under the United States Bankruptcy Code or under any similar act;

                  (C) no Event of Default or event which with the giving of notice, the passage of time or both would become an Event of Default has occurred and is continuing, or would result from the execution of or performance under this Third Amendment;

                  (D) no Material Adverse Change has occurred which has not been disclosed to the Agent; and

                  (E) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents.

                                   ARTICLE IV
                               GENERAL PROVISIONS

         SECTION 4.01 RATIFICATION OF TERMS. Except as expressly amended by this Third Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Borrower hereby confirms that any collateral for the Lender Obligations, including but not limited to encumbrances, Liens, security interests, mortgages and pledges granted by the Borrower or third parties, shall continue unimpaired and in full force and effect. THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISION CONTAINED IN THE ORIGINAL CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 4.02 REFERENCES. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Third Amendment in connection with the Original Credit Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Third Amendment, but nevertheless all such references shall include this Third Amendment unless the context requires otherwise. From and after the Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Original Credit Agreement as amended hereby.

         SECTION 4.03 INCORPORATION INTO ORIGINAL CREDIT AGREEMENT. This Third Amendment is deemed incorporated into the Original Credit Agreement. To the extent that any term or provision of this Third Amendment is or may be deemed expressly inconsistent with any term or provision of the Original Credit Agreement, the terms and provisions hereof shall control.

         SECTION 4.04 COUNTERPARTS. This Third Amendment may be executed in different counterparts, each of which when executed by the Borrower and the Agent, the Lenders, and the L/C Issuer shall be regarded as an original, and all such counterparts shall constitute one Third Amendment.

         SECTION 4.05 CAPITALIZED TERMS. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the same meanings herein as are ascribed to them in the Original Credit Agreement, as amended hereby.

         SECTION 4.06 TAXES. The Borrower shall pay any and all stamp and other taxes (other than taxes on income payable by the Lenders) and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Third Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Agent, the Lenders, and the L/C Issuer harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 4.07 COSTS AND EXPENSES. The Borrower will pay all costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent's special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Third Amendment and the other documents, instruments and certificates delivered in connection herewith.

         SECTION 4.08 GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

         SECTION 4.09 HEADINGS. The headings of the sections in this Third Amendment are for purposes of reference only and shall not be deemed to be a part hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Third Amendment to Revolving Credit and Letter of Credit Issuance Agreement and Amendment to Revolving Credit Notes to be duly executed by their respective proper and duly authorized officers as a document under seal, as of the day and year first above written.

ATTEST:                                   BORROWER:

                                          THE CARBIDE/GRAPHITE GROUP, INC.,
                                          a Delaware corporation



_________________________                 By__________________________(SEAL)
Name:                                     Name:
Title:                                    Title:

                                          AGENT AND L/C ISSUER:

                                           PNC BANK, NATIONAL ASSOCIATION


                                           By___________________________(SEAL)
                                           Name:  Mark W. Rutherford
                                           Title:  Senior Vice President


                                           LENDERS:

REVOLVING CREDIT                           PNC BANK, NATIONAL ASSOCIATION
COMMITMENT:       $26,000,000.00

RATABLE SHARE:    17.33%                   By___________________________(SEAL)
                                           Name:  Mark W. Rutherford
                                           Title:  Senior Vice President


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

REVOLVING CREDIT                           NATIONAL CITY BANK OF
COMMITMENT:       $18,000,000.00           PENNSYLVANIA


RATABLE SHARE:    12%                      By___________________________(SEAL)
                                           Name:
                                           Title:


REVOLVING CREDIT                           THE FIRST NATIONAL BANK OF
COMMITMENT:      $13,000,000.00            CHICAGO

RATABLE SHARE:    8.66%                    By___________________________(SEAL)
                                           Name:
                                           Title:


REVOLVING CREDIT                           FIRST UNION NATIONAL BANK,
COMMITMENT:      $18,000,000.00            successor by merger to
                                           CoreStates Bank, N.A.


RATABLE SHARE:    12%                      By___________________________(SEAL)
                                           Name:
                                           Title:

REVOLVING CREDIT                           KEYBANK, NATIONAL ASSOCIATION
COMMITMENT:       $13,000,000.00

RATABLE SHARE:    8.66%                    By___________________________(SEAL)
                                           Name:
                                           Title:


REVOLVING CREDIT                           STANDARD CHARTERED BANK
COMMITMENT:       $13,000,000.00

RATABLE SHARE:    8.66%                    By___________________________(SEAL)
                                           Name:
                                           Title:

                                           By___________________________(SEAL)
                                           Name:
                                           Title:

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

REVOLVING CREDIT                           MELLON BANK, N.A.
COMMITMENT:       $13,000,000.00

RATABLE SHARE:    8.66%                    By___________________________(SEAL)
                                           Name:
                                           Title:


REVOLVING CREDIT                           NATIONSBANK, N.A.
COMMITMENT:       $18,000,000.00

RATABLE SHARE:    12%                      By___________________________(SEAL)
                                           Name:
                                           Title:


REVOLVING CREDIT                           THE CHASE MANHATTAN BANK
COMMITMENT:       $18,000,000.00

RATABLE SHARE:    12%                      By___________________________(SEAL)
                                           Name:
                                           Title:

                              AMENDED AND RESTATED
                  SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT

                  THIS AMENDED AND RESTATED SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT (the Security Agreement and Collateral Assignment and all amendments, modifications and supplements referred to herein as the "Security Agreement") dated the 30th day of April, 1999, and made and entered into by and between THE CARBIDE/GRAPHITE GROUP, INC., a Delaware corporation, having its principal executive office and place of business at One Gateway Center, 19th Floor, Pittsburgh, Pennsylvania 15222 (the "Debtor") and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (as defined in the Credit Agreement described below) and the L/C Issuer (as defined in the Credit Agreement) (PNC Bank, National Association in such capacity as agent for the Lenders and the L/C Issuer herein referred to as the "Agent"), amends and restates in its entirety the Security Agreement and Collateral Assignment dated September 25, 1997, by and between the Debtor and the Agent.

                                   WITNESSETH:

                  WHEREAS, pursuant to the Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997(such Revolving Credit and Letter of Credit Issuance Agreement, as amended to the date hereof and as it may be amended, restated, modified or supplemented from time to time, is herein referred to as the "Credit Agreement") by and among the Agent, the L/C Issuer and the Lenders, and the Debtor, as the borrower, the Lenders agreed to lend to the Debtor certain amounts, and the L/C Issuer agreed to issue certain letters of credit for the account of the Debtor; and

                  WHEREAS, the Debtor has agreed to assign and pledge to the Agent (for the benefit of the Agent, the Lenders and the L/C Issuer), and to grant to the Agent (for the benefit of the Agent, the Lenders and the L/C Issuer) a lien and security interest on and in, certain property of the Debtor to secure certain indebtedness and other obligations of the Debtor, including the payment and performance of the Lender Obligations of the Debtor; and

                  WHEREAS, the Debtor has good and marketable right, title and interest in and to all the property which is subject to this Security Agreement; and

                  WHEREAS, each of the capitalized terms used herein (including the preamble and these recitals to this Security Agreement) which is not defined herein but which is defined in the Credit Agreement shall have the meaning herein ascribed to such term in the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises (each of which is hereby incorporated by reference) and with the intent of being legally bound hereby, and for the purpose of securing the payment and performance of the following (individually and collectively, the "Secured Obligations"):

                  (i) the Lender Obligations of the Debtor including but not limited to:

                           (a) all unpaid principal and accrued and unpaid interest under the Revolving Credit Loans and the Swingline Loan;


                                  EXHIBIT "B-1"

                           (b) all accrued and unpaid Fees under the Credit Agreement or under any of the other Loan Documents;

                           (c) the face amount of all Letters of Credit then outstanding, together with all Unreimbursed L/C Draws and all accrued and unpaid interest on such Unreimbursed L/C Draws;

                           (d) the actual (as opposed to nominal) credit exposure determined in accordance with standard industry practices to any Lender or Affiliate of a Lender under an Interest Hedge Agreement between such Person and the Debtor;

                           (e) any other amounts payable under any of the other Loan Documents, including all reimbursements, indemnities, fees, costs, expenses, prepayment premiums, and other obligations of the Debtor to a Lender in any capacity under the Credit Agreement or any Indemnified Party thereunder;

                           (f) all out-of-pocket costs and expenses incurred by the Agent in connection with the Credit Agreement or any other Loan Document, including but not limited to the reasonable fees and expenses of such Lender's counsel; and

                  (ii) all other liabilities, obligations, covenants, duties and Indebtedness of the Debtor to the Agent, the L/C Issuer and the Lenders of any and every kind and nature, however evidenced, and to the extent arising under this Security Agreement, the Notes, the Credit Agreement or the other Loan Documents, whether heretofore, now or hereafter owing, arising, due or payable from the Debtor to the Agent, the L/C Issuer or the Lenders.

As collateral security for the Secured Obligations, the Debtor hereby assigns and pledges to the Agent, for the benefit of the Agent, the Lenders and the L/C Issuer, and their respective successors and assigns, and grants to the Agent, for the benefit of the Agent, the Lenders and the L/C Issuer, and their respective successors and assigns, a perfected and continuing lien and security interest on and in all of the Debtor's property described below, as well as all products thereof and proceeds derived therefrom (including, without limitation, all proceeds of insurance), whether now owned or existing or hereafter acquired or arising or created, and all of the Debtor's right, title and interest in and to and relating to all such property, products or proceeds, wherever located:

                           (a) All Accounts, Chattel Paper, Documents and Instruments, and all other rights to payments of moneys for any reason (whether or not evidenced by a contract, instrument, chattel paper or document), and all other rights, powers and privileges of the Debtor arising thereunder or related thereto;

                           (b) All of the Debtor's Inventory (whether or not included within raw materials, the work-in-process or finished goods) and all accessories, accessions, attachments, modifications, parts, and fittings thereto, thereof or therefor, and all documents of title evidencing or representing any part thereof;

                           (c) All Special Collateral (as defined in paragraph 4 hereof);

                           (d) All of Debtor's Equipment, Fixtures and Goods, and all accessories, accessions, attachments, modifications, parts, fittings and special tools thereto, thereof or therefor;

                           (e) All of Debtor's General Intangibles relating or pertaining to the collateral described in items (a) through (d), inclusive above;

                           (f) All accessories, accessions, attachments, modifications, parts, fittings and special tools to, of or for, and all substitutions, replacements, renewals, additions and improvements to, of or for any of the collateral listed in items (a) through (e), inclusive, above;

                           (g) All products and proceeds of any of the collateral listed in items (a) through (f), inclusive, above, including, without limitation, all proceeds of insurance policies insuring the aforesaid collateral and documents covering the aforesaid collateral, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition or encumbrance of such items (or any part thereof) or any interest therein, whether or not constituting "proceeds" as defined in the Uniform Commercial Code; and

                           (h) All books, records, documents, ledger receipts and other information of the Borrower pertaining to any of the collateral listed in items (a) through (g), inclusive, above, including, without limitation, all customer lists, credit files, computer records, computer programs, storage media and computer software used or required in connection with the establishment, generation, processing, maintenance or storage of such books, records or documents or otherwise used or acquired in connection with documenting information pertaining to any of the aforesaid collateral.

All of the Debtor's property described in items (a) through (h) above, both inclusive, as well as all products thereof and proceeds derived therefrom, whether now owned or existing or hereafter acquired or arising or created, and all of the Debtor's right, title and interest in and to and relating to all such property, or proceeds, wherever located, are hereinafter referred to collectively and individually as the "Assigned Collateral". The terms "Accounts," "Chattel Paper," "Documents," "Instruments," "Inventory," "Equipment," "Goods," "Fixtures" and "General Intangibles," if not otherwise defined in the Credit Agreement, shall have the meaning given those terms in the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania.

                  The Debtor hereby warrants, represents and covenants to the Agent (for the benefit of the Agent, the L/C Issuer and the Lenders) that:

                  1.       (a)      The Debtor is the sole, legal and
                                    beneficial owner of, and has good and
                                    marketable right, title and interest in and to, all of the presently owned or existing
                                    Assigned Collateral, and will be the sole, legal and beneficial owner of, and will have good and marketable right, title and interest in and to, all of the Assigned
                                    Collateral hereafter acquired or created or arising, free and clear of all Liens except
                                    (i) the liens and security interests granted hereby or by the Loan Documents or pursuant hereto or thereto and (ii) the Permitted
                                    Liens.

                           (b) Except for Permitted Liens, the Debtor has not heretofore assigned or pledged, or granted any other Lien upon or in, any of the Assigned Collateral; at its expense, the Debtor shall generally warrant title to the Assigned Collateral, and shall defend the Assigned Collateral, and the right, title and interest of the Agent (for the benefit of the Agent, the L/C Issuer and the Lenders) therein and thereto, against all claims and demands of any and all Persons, other than those holding Permitted Liens, whomsoever; the Debtor shall not grant, create, incur or permit to exist any Lien on or in any of the Assigned Collateral, other than the liens and security interests granted hereby or pursuant hereto and the Permitted Liens; the Debtor shall not permit any of the Assigned Collateral to be levied upon under any legal process; the Debtor shall not assign, transfer or otherwise dispose of any of the Assigned Collateral (other than as permitted pursuant to Section
                                    7.05 of the Credit Agreement) without the prior written consent of the Agent; and the Debtor shall not do, or permit to be done, anything that may impair the value of any of the Assigned Collateral or any of the liens and security interests granted hereby or pursuant hereto.

                           (c) The Debtor's principal executive office and place of business is at One Gateway Center, 19th Floor, Pittsburgh, Pennsylvania 15222. The Debtor will promptly advise the Agent in writing of any change in the principal executive office or place of business of the Debtor or any change in its name.

                           (d) The records relating to the Assigned Collateral consisting of Accounts, Chattel Paper, Documents, Instruments and Special Collateral in the possession of, or subject to the control of, the Debtor will be kept at the Debtor's principal executive office and place of business at One Gateway Center, 19th Floor, Pittsburgh, Pennsylvania 15222 and it will not remove, or permit the removal of, any of the records relating to the Assigned Collateral from such location without the prior written consent of the Agent.

                           (e) The Assigned Collateral which consists of Inventory shall be located at those sites more fully described on Schedule 1 attached hereto and made a part hereof; and the Debtor will not remove or permit the removal of any such Inventory from those sites, except for the sale of such Inventory in the ordinary course of business for fair consideration or as otherwise permitted by
                                    Section 7.05 of the Credit Agreement. The
                                    Debtor shall keep correct and accurate
                                    records, in all material respects, of all Inventory on a FIFO (first-in, first-out) basis, itemizing and describing the kind, type and quantity of Inventory, Debtor's costs therefor and the selling prices thereof, and the withdrawals from and additions to Inventory. The Debtor agrees that, upon the reasonable request of the Agent, the Debtor shall deliver, or cause to be delivered, a complete and accurate list, in all material respects, of Inventory as of the last day of such fiscal quarter, including in each case such information as the Agent may reasonably require. The Debtor shall conduct a physical inventory of the Inventory at least once each year, and shall make a written report to the Agent of such physical inventory within forty-five (45) days after the taking of such physical count. The Debtor shall promptly furnish to the Agent all such additional information and documents (including, without limitation, invoices, purchase orders, shipping and receipt records and inventory logs) as the Agent may from time to time reasonably request.

                           (f) The Debtor will not invoice any Person responsible for the payment or other performance of any Account (each, an "Account Debtor", and collectively the "Account Debtors") or maintain the records of the Debtor relating to the Assigned Collateral in any name other than its proper corporate name, except such new name(s) as it may establish in accordance with subparagraph (g) below.

                           (g) If the Debtor desires to establish a new location for its principal executive office and place of business or to establish a new name or names in which it may invoice Account Debtors or maintain records concerning the Assigned Collateral, then the Debtor shall first, with respect to each such new location or name:

                                    (1)     give the Agent prior written notice
                                            of its intention to do so and
                                            provide the Agent with such
                                            information in connection therewith
                                            as the Agent may reasonably request;
                                            and

                                    (2)     take such action, reasonably
                                            satisfactory to the Agent, as may be
                                            necessary to maintain at all times
                                            the perfection and priority of the
                                            liens and security interests granted
                                            to the Agent (for the benefit of the
                                            Agent, the Lenders and the L/C
                                            Issuer) under this Security
                                            Agreement or pursuant hereto.

                           (h) The Agent may at any time, with notice to the Debtor, verify with any Account Debtors or any other Person, the status of any Account. The Debtor from time to time will execute and deliver such instruments and take all such action as the Agent may reasonably request in order to effectuate the purposes of this subparagraph (h).

                           (i) The Debtor shall promptly notify the Agent of all disputes (including without limitation any rejection or revocation of acceptance of goods) between the Debtor and any Account Debtor concerning any amount in excess of $1,000,000 due and owing under any single Account or in excess of $2,000,000 in the aggregate due and owing under all Accounts from all Account Debtors, including the reason for the disputes, all claims related thereto and the amounts in controversy. The Debtor will promptly notify the Agent if the Debtor has notice or knowledge of claims or materially adverse changes which will or which would be reasonably likely to affect the ultimate collectibility of any or all of the Accounts of an Account Debtor then obligated to pay the Debtor in excess of $1,000,000 in the aggregate. The Debtor shall not accept any return of Inventory the sale of which generated an Account on which the Account Debtor is then obligated to pay an amount in excess of $1,000,000, and shall not accept any returns of Inventory the sale of which together with all other sales of Inventory generated Accounts on which all Account Debtors are obligated to pay an amount in excess of $2,000,000 in the aggregate, without the prior written consent of the Agent.

                           (j) The Debtor will not remove or permit the removal of any of the Assigned Collateral consisting of Equipment and Fixtures from the locations shown on Schedule 2, and will not locate any Equipment or Fixtures at locations other than the locations shown on
                                    Schedule 2, except for asset dispositions which are specifically permitted pursuant to
                                    Section 7.05 of the Credit Agreement without the prior written consent of the Agent, which consent shall not be unreasonably withheld. The Debtor shall provide to the Secured Party promptly upon request adequate evidence that any removal or location of any such Assigned Collateral was permitted by such Section 7.05, and shall ensure that any replacement Equipment, Goods and Fixtures are free and clear of all Liens, except for Permitted Liens.

                           (k) If the Debtor fails to comply with the provisions of Section 6.04 of the Credit Agreement, the Agent may (but shall not be obligated to) pay any taxes, levies or impositions relative to the Assigned Collateral, for the account of the Debtor and add the amounts thereof to the Secured Obligations.

                           (l) If the Debtor fails to effect and keep in force insurance covering the Assigned Collateral as required by Section 6.05 of the Credit

                                    Agreement or fails to pay any of the
                                    premiums thereon when due, the Agent may (but shall not be obligated to) do so for the account of the Debtor and add the cost thereof to the Secured Obligations. The Debtor hereby collaterally assigns and sets over to the Agent (for the benefit of the Agent, the Lenders and the L/C Issuer) all monies which may become payable on account of all insurance covering the Assigned Collateral, including without limitation any return of unearned premiums which may be due upon cancellation of any such insurance. Prior to the occurrence of a Default or Event of Default, if the Agent determines in its reasonable discretion that the Assigned Collateral may be satisfactorily repaired or replaced, then the proceeds of any insurance payment may be used by the Debtor to repair or replace the damaged Assigned Collateral. After the occurrence, and during the continuance, of an Event of Default, the Agent may direct the insurers to pay directly to the Agent (for the benefit of the Agent, the Lenders and the L/C Issuer) any amount so due. The Agent, its officers, employees and agents, are hereby appointed the attorneys-in-fact of the Debtor to endorse any draft, check, instrument or other item of payment that may be payable to the Debtor in order to collect the proceeds of such insurance or any return of unearned premiums. Subject to the third sentence of this subparagraph 1(l) and to paragraph 8 hereof, any such proceeds or returns of unearned premiums shall be applied by Agent first to the payment of the Notes and then, in such order and manner as the Agent shall elect in its sole discretion, to the payment of the other Secured Obligations; any balance of insurance proceeds or unearned premiums remaining in the possession of the Agent after payment in full of the Secured Obligations shall be paid to the Debtor or its order as the Debtor shall instruct the Agent in writing.

                           (m) Neither the value of the Inventory upon disposition thereof, nor the ability to freely transfer the Inventory, is limited by any licenses, franchises, trademarks, royalty agreements, or other general intangible or contract right, to which Debtor is a party or which is otherwise applicable to Debtor.

                  2. The Debtor agrees that for so long as any of the Secured Obligations remains unpaid or unperformed and until the Revolving Credit Commitment is terminated, the Debtor shall perform in all material respects all obligations, covenants, conditions and agreements to be performed by it relating to the Assigned Collateral.

                  3. Upon the reasonable request of the Agent at any time after the execution of this Security Agreement, the Debtor agrees to establish within sixty (60) days of such request a lockbox arrangement with the Agent and to execute and deliver to Agent one or more lockbox agreements (collectively, the "Lockbox Agreement"), each in form and substance satisfactory to the Agent and its counsel. The Debtor agrees (i) to promptly notify and direct all Account Debtors to remit all payments on Accounts directly to the lockbox or lockboxes established under the Lockbox Agreement and (ii) upon the occurrence of, and during the continuance of, a

Default or an Event of Default and the request of the Agent, to promptly notify all Account Debtors of the assignment and pledge to the Agent (for the benefit of the Agent, the L/C Issuer and the Lenders) of, and the grant to the Agent (for the benefit of the Agent, the L/C Issuer and the Lenders) of liens and security interests upon and in, the Accounts and the other Assigned Collateral. To the extent that any law or custom or any contract or agreement with any Account Debtors requires notice to or the approval of such Account Debtors in order to perfect such assignment of and security interest in the Accounts, the Debtor agrees to give such notice or obtain such approval promptly. If the Agent learns that the Debtor has failed to give such notice or direction to any of the Account Debtors, then the Agent may itself so notify the Account Debtors (or any of them). This Security Agreement shall be sufficient evidence of such right and the Account Debtors may rely hereon and shall be under no obligation to see to the application of such moneys or other property by the Agent. The Agent is, and its duly authorized agents are, hereby authorized by the Debtor to endorse for and on the Debtor's behalf and deposit all drafts and checks payable to the Debtor in the lockbox established pursuant to the Lockbox Agreement.

                  All checks, drafts, acceptances, notes, cash and other forms of payment received from Account Debtors in payment on account of Accounts and transmitted to the lockbox established pursuant to the Lockbox Agreement or otherwise to the Agent will be deposited in a cash collateral account opened and maintained pursuant to the Lockbox Agreement. The Debtor acknowledges and agrees that the cash collateral account will be maintained for the convenience and benefit of the Agent (for the benefit of the Agent, the L/C Issuer and the Lenders) and that the Debtor does not, and shall not, have any rights or interest in the cash collateral account or the lockbox account established pursuant to the Lockbox Agreement, or any credits thereto or proceeds thereof, except upon the payment in full of the Lender Obligations.

                  4. The Debtor will faithfully preserve and protect the Agent's security interests and liens in and on the Assigned Collateral. At the request of the Agent, the Debtor will, at its own cost and expense, cause such security interests as are governed by the Uniform Commercial Code to be perfected and to continue to be perfected so long as the Secured Obligations or any portion thereof are outstanding and unpaid or unperformed and until the Revolving Credit Commitment is terminated; and, at the request of the Agent, the Debtor will, at its own cost and expense, cause such liens and security interests as are governed by laws or regulations other than the Uniform Commercial Code to be perfected and to continue to be perfected to the fullest extent permitted by such laws or regulations, so long as the Secured Obligations or any portion thereof are outstanding and unpaid or unperformed and until the Revolving Credit Commitment is terminated.

                  Without limiting the foregoing:

                           (a) Upon request of the Agent, the Debtor will join in the execution of all financing statements, continuation statements, and other documents required by the Agent to evidence and perfect all of the liens and security interests granted hereby or pursuant hereto and the Debtor shall pay the cost of filing or recording such in all public offices where deemed necessary by the Agent;

                           (b) Upon the request of the Agent, Debtor will promptly furnish all documents, affidavits and other papers reasonably required by the Agent to further evidence or to perfect the liens and the security interests granted hereby or pursuant hereto; and

                           (c) Upon the request of the Agent, immediately upon the Debtor's receipt of any portion of the Assigned Collateral which itself, or the ownership of which, is or becomes evidenced by Chattel Paper, a Document, an Instrument, an agreement, or other writing, including but not limited to promissory notes, documents of title, trade acceptances and warehouse receipts (herein referred to as the "Special Collateral"), the Debtor shall deliver the original thereof to the Agent (for the benefit of the Agent, the Lenders and the L/C Issuer), together with appropriate endorsements or other specific evidence, in form and substance acceptable to the Agent, of the assignment thereof to the Agent (for the benefit of the Agent, the Lenders and the L/C Issuer).

                  Effective upon an Event of Default, the Debtor hereby makes, constitutes and appoints the Agent (for the benefit of the Agent, the Lenders and the L/C Issuer) and any of its officers, employees and agents the true and lawful agent and attorney-in-fact of the Debtor, with full power of substitution, to sign the name of the Debtor to all financing statements and all other chattel paper, instruments and documents, and all amendments and modifications thereof and supplements thereto, in connection with the grant, perfection, continuation of perfection and protection of the liens and security interests granted hereby or pursuant hereto.

                  5. Upon the reasonable request of the Agent, the Debtor agrees that within thirty (30) days after the end of each Fiscal Quarter, the Debtor shall deliver, or cause to be delivered, to the Agent (i) a complete and accurate list in all material respects as of the last day of such Fiscal Quarter of all Accounts, including the names and addresses of the Account Debtors, the dates when the Accounts first became due, the amount of any offsets or claims of the Account Debtors with a notation indicating whether or not disputed by the Debtor, and such additional information as the Agent may from time to time reasonably request, and (ii) a complete and accurate list in all material respects as of the last day of such Fiscal Quarter of all Inventory of the Debtor, the location of such Inventory and such additional information concerning the Inventory as the Agent may from time to time reasonably request.

                  6. The Debtor will at all times keep, or cause to be kept, accurate and complete books and records (in all material respects) relating to the Assigned Collateral; and from time to time during normal business hours, the Agent, or any of its representatives, shall have the right upon reasonable prior notice and other reasonable terms and conditions to inspect the Assigned Collateral and to make extracts from the books and records relating to the Assigned Collateral. The Debtor shall promptly furnish, or cause to be furnished, to the Agent such data and information and copies of such papers and documents relating to the Assigned Collateral as the Agent may reasonably request from time to time and in such form and substance as may be reasonably requested. The Debtor will promptly deliver to the Agent all written notices, and will promptly give the Agent written notice of any other notices, received by it with respect to a material diminution of the value of the Assigned Collateral or the impairment of the liens and security interests of the Agent (on behalf of the Agent, the Lenders and the L/C Issuer) on and in the Assigned Collateral.

                  7. Upon the occurrence and during the continuance of an Event of Default, the Agent shall be entitled at its option, at any time and from time, to time, to exercise any or all of the rights and remedies afforded by the Uniform Commercial Code or other applicable law as in effect, in addition to such rights and remedies as are provided herein, in the Notes, in the Credit Agreement, in any other Loan Document or any other agreement, document or instrument evidencing or securing the Secured Obligations. The Debtor agrees to pay to the Agent on demand all expenses including legal expenses and reasonable attorneys' fees incurred in protecting the Assigned Collateral or enforcing the Agent's rights and remedies (on behalf of the Agent, the Lenders and the L/C Issuer), together with interest thereon at the highest rate of interest set forth on the then outstanding Notes, such liability being one of the Secured Obligations. To assist the Agent in the implementation of such rights and remedies the Debtor will, at the Agent's request and at the Debtor's expense, assemble and prepare for removal at and to places to be designated by the Agent such items of the Assigned Collateral as are selected by the Agent. Without limitation upon the foregoing, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to:

                           (a) take over and direct collection of the Debtor's Accounts and the proceeds thereof; give notice of the Agent's security interest (on behalf of the Agent, the Lenders and the L/C Issuer) in the Accounts and the proceeds thereof to the Account Debtors, and the Agent will have no liability to the Debtor by reason of giving or not giving such notice; direct the Account Debtors to make payments of all monies paid or payable thereon directly to the Agent (on behalf of the Agent, the Lenders and the L/C Issuer) (and, at the request of the Agent, the Debtor shall indicate on all billings that payments thereon are to be made to the Agent); and give any Account Debtors so notified and directed the receipt of the Agent for any such payment as full release for the amount so paid;

                           (b) enforce collection, either in the name of the Agent (on behalf of the Agent, the Lenders and the L/C Issuer) or in the name of the Debtor, of any or all of the Accounts and the proceeds thereof by suit or otherwise; receive, give receipt for, surrender, release or exchange all or any part thereof; compromise, settle, extend or renew (whether or not longer than the original period) any indebtedness thereunder; and sell or assign any or all of the Accounts upon such terms, for such amounts and at such time or times as the Agent reasonably deems commercially advisable;

                           (c) endorse in the name of the Debtor any instrument, howsoever received by the Agent, representing Assigned Collateral (including proceeds);

                           (d) enter any premises where Assigned Collateral is located, with process of law and if necessary, with force, and take possession and control of the same and take possession and control of all books and records of the Debtor relating to the Assigned Collateral; and keep and store the Assigned Collateral on such premises until sold (and if such premises be the property of the

                                    Debtor, the Debtor agrees not to charge the Agent for storage thereof during the period the Agent is exercising its rights with respect to the Assigned Collateral under the Uniform Commercial Code or other applicable law, this Security Agreement, the Notes, the Credit Agreement, or any other Loan Document or other agreement, document or instrument evidencing or securing the Secured Obligations) or remove the Assigned Collateral from such premises to the premises of the Agent or an agent of the Agent until sold;

                           (e) sell all or any portion of the Assigned Collateral at public or private sale at such place or places and at such time or times and in such manner and upon such terms, whether for cash or credit, as the Agent in its sole discretion may determine. The Agent may purchase all or any of the Assigned Collateral at such public sale or sales, and any such private sale or sales, free from any equity or right of redemption. The Debtor waives and releases any right to require the Agent to collect the Secured Obligations or any part thereof, from a source or security other than the Assigned Collateral, under any theory of marshalling of assets or otherwise; and

                           (f)      do all acts and things permitted by
                                    applicable law which the Agent, in its sole discretion, deems necessary or advisable to fulfill or cause the fulfillment of the Debtor's obligations hereunder and under the Notes, the Credit Agreement, the other Loan Documents and any other agreement, document or instrument evidencing or securing the Secured Obligations.

                  The Debtor hereby makes, constitutes and appoints the Agent (on behalf of the Agent, the Lenders and the L/C Issuer) and any of its officers, employees and agents the true and lawful agent and attorney-in-fact of the Debtor, with full power of substitution, upon the occurrence and during the continuance of an Event of Default (a) to administer the Assigned Collateral and proceeds thereof, (b) to receive, and endorse the name of the Debtor upon, any notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Assigned Collateral and to effect the deposit and collection thereof for application to the payment of the Secured Obligations in such order and manner as the Agent shall elect in its sole discretion, (c) to endorse the Debtor's name on any bill of lading, receipt, freight item or similar document,
(d) to sign the name of the Debtor to notices to Account Debtors, and to assignments and notices of assignments and to all other instruments and documents, and all amendments and modifications thereof and supplements thereto, relating to the Assigned Collateral, and to receive, open and dispose of mail addressed to the Debtor and in connection therewith, to execute and deliver notices and authorizations, in the name of the Debtor, as the United States Postal Department or other agency may require, (e) to send verifications to any Account Debtors to verify the status of any Account payable by such Account Debtors and to sign the name of the Debtor to all audit inquiries made of Account Debtors, to all information release authorizations in connection therewith, to all applications for documents of title, title certificates and similar documents, to any notice of claim, satisfaction or release in connection with any Account, and to any proof of claim in bankruptcy or similar document,
(f) to settle, adjust or compromise any Account or any legal action involving any other Assigned Collateral,

(g) to take all necessary action to collect Accounts, including bringing legal proceedings in the name of the Debtor and (h) to do any and all other things and to take any and all other action (including but not limited to commencing legal proceedings), in the name and on behalf of the Debtor, which the Agent (on behalf of the Agent, the Lenders and the L/C Issuer) may deem in its sole discretion necessary or advisable to carry out the intent of this Security Agreement.

                  The Debtor agrees that neither the Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law in respect to the exercise of the powers of attorney granted under this Security Agreement, including this paragraph 7 and subparagraph 1(l) and paragraph 4 hereof, except that the Agent shall be liable for the acts of commission or omission of the Agent, its agents, designees and attorneys-in-fact that constitute recklessness or willful misconduct. The powers of attorney granted under this Security Agreement, including this paragraph 7 and subparagraph 1(l) and paragraph 4 hereof, are coupled with an interest and shall be irrevocable until all Secured Obligations are paid and performed in full and until the Revolving Credit Commitment is terminated.

                  No waiver by the Agent of any default shall operate as a waiver of any other default or of the same default on a future occasion. No failure or delay on the part of the Agent in the exercise of any power, remedy or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power, remedy or right preclude other or further exercise thereof, or the exercise of any other power, remedy or right. The Agent may assert any of its powers, rights or remedies successively, concurrently, independently or cumulatively and all such powers, rights and remedies shall be non-exclusive.

                  Any requirement of law as to reasonable notification of the time and place of any public sale, or of the time after which any private sale or other intended disposition of the Assigned Collateral is to be made, shall be met by giving the Debtor at least ten (10) days' prior written notice of the time and place of any such public sale or the time after which any such private sale or any other intended disposition is to be made.

                  8. After the occurrence of an Event of Default, the Agent shall apply the proceeds of any sale of or other disposition or realization upon the Assigned Collateral as follows:

                           (a) First, to the payment or reimbursement of all reasonable advances, expenses and disbursements of the Agent (including, without limitation, the reasonable fees and disbursements of its counsel and agents) incurred in connection with the administration and enforcement of, or the preservation of, any of the Agent's, any Lender's or the L/C Issuer's rights, powers and remedies under this Security Agreement, the Notes, the Credit Agreement, or any other Loan Documents or other agreement, document or instrument evidencing or securing the Secured Obligations, including but not limited to the acquisition, completion, protection, removal, storage, sale or delivery of the Assigned Collateral;

                           (b) Second, to the repayment of the Secured Obligations whether for principal, interest, fees or expenses, in such order and manner as the Agent, in its sole discretion, shall determine; and

                           (c) Third, any balance to be distributed as required by law.

                  In no event shall the Agent, any Lender or the L/C Issuer be liable to the Debtor for interest on any surplus. If the proceeds of any such sale of or other disposition or realization upon the Assigned Collateral are insufficient to pay and perform the Secured Obligations in full, then the Debtor shall remain liable for such deficiency.

                  9. The Debtor shall have full responsibility for taking any and all steps to preserve and protect the Assigned Collateral in its possession or subject to its control. The Debtor agrees that neither the Agent, the L/C Issuer nor any of the Lenders, nor any of their respective officers, directors, employees or agents will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law, with respect to the preservation or protection of any Assigned Collateral in their custody except for acts of commission or omission that constitute recklessness or willful misconduct.

                  10. This Security Agreement is executed only as security for the Secured Obligations and, therefore, the execution and delivery of this Security Agreement shall not subject the Agent, the Lenders or the L/C Issuer, or transfer or pass to the Agent, the Lenders or the L/C Issuer, or in any way affect or modify, the liability of the Debtor under any or all of the Assigned Collateral; it being understood and agreed that notwithstanding the execution and delivery of this Security Agreement, the Notes, the Credit Agreement, or any other Loan Document or other agreement, document or instrument evidencing or securing the Secured Obligations (including but not limited to the provisions hereof and thereof as to the assignment to Agent of right, title and interest in and to the Assigned Collateral), all of the duties and liabilities of the Debtor to each and every other party under each and every item of the Assigned Collateral shall be and remain enforceable by such other party, its successors and assigns, against, but only against, the Debtor or the Debtor's successors and assigns other than the Agent, the Lenders or the L/C Issuer, or their respective representatives, successors and assigns.

                  11. Upon the full discharge and satisfaction of the Secured Obligations (other than Contingent Lender Obligations), the termination or cancellation of all outstanding Letters of Credit and the termination of the Revolving Credit Commitment, (a) all right, title and interest herein assigned to the Agent, the Lenders or the L/C Issuer, shall terminate, and all right, title and interest of the Agent, the Lenders or the L/C Issuer in and to each and every one of the items of Assigned Collateral shall revert to the Debtor and
(b) the Agent shall, at the expense of Debtor, file all requisite termination statements and do all such other acts as are reasonably required of it to evidence the termination of the liens and security interests granted hereby or pursuant hereto. For purposes of this Security Agreement, the term "Contingent Lender Obligations" shall mean at any time of determination any Lender Obligations which at such time are contingent obligations under indemnification provisions of the various Loan Documents which survive indefinitely. Lender Obligations under such indemnification provisions shall not be considered to be Contingent Lender Obligations if (x) an unsatisfied claim for payment has been made under such indemnification provisions at or before such time, or (y) a proceeding is pending or threatened in writing at such time which may give rise to a claim under such indemnification provisions.

                  12. Any notice or other communication required hereunder shall be in writing, and shall be served, given or delivered by (i) registered or certified mail, return receipt requested, with proper postage prepaid, (ii) hand delivery, (iii) overnight express mail courier, with receipt acknowledged, or (iv) telecopier with receipt confirmed, and addressed to the party to be notified at the address set forth below or to such other address as each party may designate for itself in writing by like notice:

                  (a)      If to the Agent, at

                           PNC Bank, National Association
                           One PNC Plaza, 22nd Floor
                           Agency Services
                           249 Fifth Avenue
                           Pittsburgh, Pennsylvania 15222
                           Attention:        Arlene M. Ohler
                                             Vice President
                           Telephone:        (412) 762-3627
                           Telecopier:       (412) 762-8672

                           With a copy to:

                           PNC Bank, National Association
                           One PNC Plaza, 3rd Floor
                           249 Fifth Avenue
                           Metals Group
                           Pittsburgh, Pennsylvania 15222
                           Attention:        Mark W. Rutherford
                                             Senior Vice President
                           Telephone:        (412) 762-6278
                           Telecopier:       (412) 750-3232

                  (b)      If to the Debtor, at

                           The Carbide/Graphite Group, Inc.
                           One Gateway Center - 19th Floor
                           Pittsburgh, Pennsylvania 15222
                           Attention:        Stephen D. Weaver
                                             Vice President-Finance and Chief
                                             Financial Officer
                           Telephone:        (412) 562-3780
                           Telecopier:       (412) 562-3701

Such notice or other communication shall be deemed to have been duly given or served on the date on which delivered.

                  13. The Agent, the L/C Issuer or any Lender may have or in the future may hold other security and/or guaranties to secure all or any part of the Secured Obligations, but it is specifically understood and agreed that neither the execution and delivery of this Security Agreement nor the holding of any other security and/or guaranty shall at any time or in any way operate to prevent or hinder the Agent, the L/C Issuer or any Lender from resorting first to such other security and/or guaranty or first to the Assigned Collateral, or first from time to time to both; and the Agent (on behalf of the Agent, the Lenders and the L/C Issuer) may from time to time as the Agent sees fit, in the Agent's sole and uncontrolled discretion, resort to all or any part of the Assigned Collateral without resorting to all or any other security and/or guaranty securing such Secured Obligations, or to all or any part of any other security and/or guaranty securing the Secured Obligations without resorting to all or any part of the Assigned Collateral, and such action on the Agent's part shall not in any way be considered as a waiver of any of the benefits or rights of the Agent relating to the Assigned Collateral or such other security and/or guaranties.

                  14. This Security Agreement shall be binding upon the Debtor and the successors and assigns of the Debtor, and shall inure to the benefit of the Agent, the Lenders and the L/C Issuer, and their respective successors and assigns.

                  15. Whenever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Security Agreement or any part of such provision shall be prohibited by or invalid under applicable law, such provision or part thereof shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                  16. The obligations of the Debtor under this Security Agreement, and the grant of security interests hereunder to the Agent for the benefit of Agent, the Lenders and the L/C Issuer, shall be continuing, unconditional, irrevocable and absolute and shall be independent of any other collateral given by the Debtor to secure the Secured Obligations or of any obligations of, and any security interests granted by, any guarantor of the repayment of the Secured Obligations, and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any of the following matters and no right or remedy of the Agent, the Lenders or the L/C Issuer hereunder shall be in any way prejudiced or adversely affected by any of the following matters (whether or not the Agent, the Lenders or the L/C Issuer shall make any reservation of rights against, give or attempt to give any notice to, or request or obtain any further assent of the Debtor with respect to any of the following matters):

                           (a)      any extension, renewal, settlement,
                                    compromise, waiver or release in respect of any of the Secured Obligations or any other obligation of the Debtor under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (b)      any modification or amendment of or
                                    supplement to the Notes, the Credit
                                    Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (c) any modification, amendment, waiver, release, compromise, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any of the Secured Obligations or any other obligation of the Debtor under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (d) any change in the corporate existence, structure or ownership of the Debtor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Debtor or its assets (irrespective of any release or deferral of the liability of any guarantor of the Secured Obligations, to pay all or any part of the Secured Obligations or any of the Debtor's other obligations under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations);

                           (e) the existence of any claim, set-off or other rights which the Debtor may have at any time against a Lender, the Agent, the L/C Issuer or any other Person, whether or not arising in connection with this Security Agreement, the Secured Obligations, the Notes, the Credit Agreement, any other Loan Document or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (f) any invalidity or unenforceability relating to or against the Debtor for any reason of any of the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations, or any provision of applicable law or regulation purporting to prohibit the payment by the Debtor of the Secured Obligations or any other amount payable by the Debtor under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (g) any invalidity or unenforceability relating to or against the Debtor for any reason of any of its obligations and liabilities under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (h) any other act or failure to act or delay of any kind by a Lender, the Agent, the L/C Issuer or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Debtor under this Security Agreement;

                           (i) the existence of, or any execution on or attachment of, or any failure by the Agent, the Lenders or the L/C Issuer (voluntarily or otherwise) to resort to, any other security or any other rights held or hereafter held or to be held by the Agent, the Lenders or the L/C Issuer to secure any or all of the Secured Obligations or other obligations of the Debtor under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations or any judgment obtained by the Agent, the Lenders or the L/C Issuer;

                           (j) any demand for payment of any of the Secured Obligations is rescinded by the Agent, the Lenders or the L/C Issuer and any of the Secured Obligations is continued;

                           (k) the refusal or failure (whether intentional, negligent or otherwise) of the Agent, the Lenders or the L/C Issuer or any agent of the Agent, the Lenders or the L/C Issuer to protect, secure, perfect, continue, maintain or insure any Lien at any time held by it as security for the Secured Obligations or any other obligations of the Debtor under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations or any property subject thereto; or

                           (l) the termination of the Revolving Credit Commitments or the refusal of the Agent, the Lenders or the L/C Issuer to provide further credit or other financial accommodations to the Debtor.

                  17. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, EXCEPTING APPLICABLE FEDERAL LAW AND EXCEPT ONLY TO THE EXTENT PRECLUDED BY THE MANDATORY APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

                  18. THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT MAY BE COMMENCED IN THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND THE PARTIES HERETO AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN EITHER OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO THE PARTIES AT THEIR ADDRESSES SET FORTH IN SECTION 12, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. FURTHER, THE DEBTOR HEREBY SPECIFICALLY CONSENTS TO THE PERSONAL JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA AND THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND WAIVES AND HEREBY ACKNOWLEDGES THAT IT IS ESTOPPED FROM RAISING ANY OBJECTION BASED ON FORUM NON CONVENIENS, OR ANY CLAIM THAT EITHER SUCH COURT LACKS PERSONAL JURISDICTION OVER THE DEBTOR SO AS TO PROHIBIT EITHER SUCH COURT FROM ADJUDICATING ANY ISSUES RAISED IN A COMPLAINT FILED WITH EITHER SUCH COURT AGAINST THE DEBTOR BY THE AGENT, THE LENDERS OR THE L/C ISSUER CONCERNING THIS SECURITY AGREEMENT. THE DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE CHOICE OF FORUM CONTAINED IN THIS SECTION 18 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN ANY FORUM OR THE TAKING OF ANY ACTION UNDER THE LOAN DOCUMENTS TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

                  19. THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE TO WHICH THEY OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS MAY BE PARTIES AS TO ALL MATTERS OR THINGS ARISING OUT OF THIS SECURITY AGREEMENT.

                  20. Whenever required by the context of this Security Agreement the singular shall include the plural, and vice-versa, and the masculine and feminine genders shall include the neuter gender, and vice-versa.

                  21. This Security Agreement may be executed in as many counterparts as shall be convenient, each of which when executed by the parties hereto shall be regarded as an original. All such counterparts shall constitute but one and the same instrument. In proving this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the other party against whom enforcement is sought. Delivery of an executed counterpart of a signature page to this Security Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  WITNESS the due execution of this Security Agreement and Collateral Assignment by the Debtor by its duly authorized officer the day and year first above written with intent of the Debtor to be legally bound hereby, and with the further intention that this Security Agreement and Collateral Assignment shall constituted a sealed instrument.



                                       DEBTOR:

                                       THE CARBIDE/GRAPHITE GROUP,
                                       INC., a Delaware corporation



                                       By
                                         ---------------------------------------
                                       Name:  Stephen D. Weaver
                                       Title: Vice President - Finance and Chief
                                              Financial Officer

                                       AGENT:


                                       PNC BANK, NATIONAL ASSOCIATION, in
                                       its capacity as Agent


                                       By
                                         ---------------------------------------
                                       Name:  Mark W. Rutherford
                                       Title: Senior Vice President

                                List of Schedules
                                -----------------


         Schedule 1        -        Inventory Locations

         Schedule 2        -        Equipment Locations














                                  EXHIBIT "B-1"

                              AMENDED AND RESTATED
             SUBSIDIARY SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT

                  THIS AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT (this Subsidiary Security Agreement and Collateral Assignment and all amendments, modifications and supplements hereto is referred to herein as this "Security Agreement") dated the 30th day of April, 1999 and made and entered into by and between SEADRIFT COKE, L.P., a Texas limited partnership (the "Debtor"), having its principal executive office and place of business at Highway 185 South, North Seadrift, Texas 77983 and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders and the L/C Issuer as such terms are defined in that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as amended and as further described in the recitals below (in such capacity, the "Agent"). This Security Agreement amends and restates in its entirety the Subsidiary Security Agreement and Collateral Assignment dated as of September 25, 1997 between the Debtor and the Agent.

                                  WITNESSETH:

                  WHEREAS, The Carbide/Graphite Group, Inc., a Delaware corporation (the "Borrower"), has entered into that certain Revolving Credit and Letter of Credit Agreement dated as of September 25, 1997 (the Revolving Credit and Letter of Credit Issuance Agreement together with all amendments, extensions, renewals, substitutions and replacements thereto or thereof from time to time, the "Credit Agreement") with the Lenders (as defined in the Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit under the terms of the Credit Agreement for the account of the Borrower (in such capacity, as more fully defined in the Credit Agreement, the "L/C Issuer") and as agent for the L/C Issuer and the Lenders under the Credit Agreement, pursuant to which the Lenders agree (a) to make available to the Borrower a Revolving Credit Commitment and to make Revolving Credit Loans to the Borrower in a maximum aggregate principal amount not to exceed One Hundred and Fifty Million Dollars ($150,000,000), which indebtedness will be evidenced by one or more Revolving Credit Notes dated September 25, 1997 (such Revolving Credit Notes together with all amendments, extensions, renewals, substitutions and replacements thereto or thereof from time to time (including without limitation any replacement notes issued pursuant to Section 10.05 of the Credit Agreement), individually a "Revolving Credit Note" and collectively the "Revolving Credit Notes") in an aggregate principal face amount of One Hundred and Fifty Million Dollars ($150,000,000), (b) to make available to the Borrower a Swingline Option in an aggregate principal amount not to exceed Five Million Dollars ($5,000,000) which indebtedness will be evidenced by a Swingline Note dated September 25, 1997 executed by the Borrower in favor of PNC Bank, National Association (such Swingline Note together with all amendments, extensions, renewals, substitutions and replacements thereto and there of from time to time, the "Swingline Note"), and (c) to make available to the Borrower a letter of credit subfacility pursuant to which the L/C Issuer will issue Letters of Credit with a Stated Amount in a maximum aggregate principal amount for the account of the Borrower not to exceed Fifteen Million Dollars ($15,000,000); and

                  WHEREAS, the Debtor is a wholly-owned Subsidiary of the Borrower and under the terms of the Credit Agreement the Borrower may borrow the amounts of the credit availability under the Credit Agreement for its corporate purposes, including without limitation to make advances to the Debtor, and may obtain one or more Letters of Credit under the terms of



                                  EXHIBIT "J-1"
the Credit Agreement for the corporate purposes of the Borrower, including without limitation Letters of Credit to support the obligations of the Debtor; and

                  WHEREAS, Debtor has executed that certain Subsidiary Guaranty Agreement dated as of September 25, 1997 (the Subsidiary Guaranty Agreement together with all amendments, extensions, renewals, substitutions and replacements hereto or hereof from time to time, the "Subsidiary Guaranty") by Debtor in favor of the Agent to secure the repayment of all Lender Obligations incurred by the Borrower under the Credit Agreement and the other Loan Documents; and

                  WHEREAS, to secure the obligations and liabilities of the Debtor under the Subsidiary Guaranty and to further secure the repayment of the Lender Obligations, Debtor has agreed to assign and pledge to Agent (for the benefit of Agent, Lenders and L/C Issuer), and to grant to Agent (for the benefit of Agent, Lenders and L/C Issuer) a lien and security interest on and in, certain property of the Debtor; and

                  WHEREAS, Debtor has good and marketable right, title and interest in and to all the property which is subject to this Security Agreement; and

                  WHEREAS, each of the terms used herein (including the preamble and these recitals to this Security Agreement) as a defined term which is not defined herein but which is defined in the Credit Agreement shall have the meaning herein ascribed to such term in the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises (each of which is hereby incorporated by reference) and with the intent of being legally bound hereby, and for the purpose of securing the payment and performance of the following (individually and collectively, the "Secured Obligations"):

                  (i) the indebtedness, obligations and liabilities of the Debtor, whether now existing or hereafter arising or created, evidenced by and set forth in:

                           (a) the Subsidiary Guaranty executed by the Debtor, including, but not limited to, the payment of the Maximum Guaranteed Amount thereunder, and reimbursement of any sums advanced by Agent, a Lender or the L/C Issuer or which may otherwise be payable to, or recoverable by, Agent, a Lender or the L/C Issuer pursuant to the provisions of such Subsidiary Guaranty, the terms and provisions of the Subsidiary Guaranty being specifically incorporated herein by reference thereto;

                           (b) this Security Agreement, including, but not limited to, reimbursement of any sums advanced by Agent, a Lender or the L/C Issuer or which may otherwise become payable to, or recoverable by, Agent, a Lender or L/C Issuer pursuant to the provisions of this Security Agreement, as it may be amended, restated, modified or supplemented from time to time;

                           (c) the other Loan Documents to which the Debtor is a party, including, but not limited to, the reimbursement of any sums advanced by Agent, a Lender or the L/C Issuer or which may otherwise be payable to, or recoverable by, Agent, a Lender or the L/C Issuer pursuant to the other Loan Documents to which the Debtor is a party, as one or more may be amended, modified or supplemented from time to time (such other Loan Documents, as one or more may be amended, modified or supplemented from time to time are hereinafter referred to as the "Other Debtor Documents"), the terms and provisions of the Other Debtor Documents being specifically incorporated herein by reference thereto; and

                  (ii) the Lender Obligations of the Borrower, including but not limited to:

                           (a) all unpaid principal and accrued and unpaid interest under the Revolving Credit Loans and the Swingline Loan;

                           (b) all accrued and unpaid Fees under the Credit Agreement or under any of the other Loan Documents;

                           (c) the face amount of all Letters of Credit then outstanding, together with all Unreimbursed L/C Draws and all accrued and unpaid interest on such Unreimbursed L/C Draws;

                           (d) the actual (as opposed to nominal) credit exposure determined in accordance with standard industry practices to any Lender or Affiliate of a Lender under an Interest Hedge Agreement between such Person and the Borrower;

                           (e) any other amounts payable under any of the other Loan Documents, including all reimbursements, indemnities, fees, costs, expenses, prepayment premiums, and other obligations of the Borrower to a Lender in any capacity under the Credit Agreement or any Indemnified Party thereunder;

                           (f) all out-of-pocket costs and expenses incurred by the Agent in connection with the Credit Agreement or any other Loan Document, including but not limited to the reasonable fees and expenses of such Lender's counsel; and

                  (iii) all other liabilities, obligations, covenants, duties and Indebtedness of the Borrower to the Agent, the L/C Issuer and the Lenders of any and every kind and nature, however evidenced, and to the extent arising under the Credit Agreement, this Security Agreement, or the other Loan Documents, whether heretofore, now or hereafter owing, arising, due or payable from the Borrower to the Agent, the L/C Issuer or the Lenders.

As collateral security for the Secured Obligations, the Debtor hereby assigns and pledges to the Agent, for the benefit of Agent, Lenders and L/C Issuer, and their respective successors and assigns, and grants to the Agent, for the benefit of Agent, Lenders and L/C Issuer, and their respective successors and assigns, a perfected and continuing lien and security interest on and in all of the Debtor's property described below, as well as all products thereof and proceeds derived therefrom (including, without limitation, all proceeds of insurance), whether now owned or existing or hereafter acquired or arising or created, and all of the Debtor's right, title and interest in and to and relating to all such property, products or proceeds, wherever located:

                           (a) All Accounts, Chattel Paper, Documents and Instruments, and all other rights to payments of moneys for any reason (whether or not evidenced by a contract, instrument, chattel paper or document), and all other rights, powers and privileges of the Debtor arising thereunder or related thereto;

                           (b) All of the Debtor's Inventory (whether or not included within raw materials, the work-in-process or finished goods) and all accessories, accessions, attachments, modifications, parts, and fittings thereto, thereof or therefor, and all documents of title evidencing or representing any part thereof;

                           (c) All Special Collateral (as defined in paragraph 4 hereof);

                           (d) All of Debtor's Equipment, Fixtures and Goods, and all accessories, accessions, attachments, modifications, parts, fittings and special tools thereto, thereof or therefor;

                           (e) All of Debtor's General Intangibles relating or pertaining to the collateral described in items (a) through (d) inclusive above;

                           (f) All accessories, accessions, attachments, modifications, parts, fittings and special tools to, of or for, and all substitutions, replacements, renewals, additions and improvements to, of or for any of the collateral listed in items (a) through (e), inclusive, above;

                           (g) All products and proceeds of any of the collateral listed in items (a) through (f), inclusive, above, including, without limitation, all proceeds of insurance policies insuring the aforesaid collateral and documents covering the aforesaid collateral, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition or encumbrance of such items (or any part thereof) or any interest therein, whether or not constituting "proceeds" as defined in the Uniform Commercial Code; and

                           (h) All books, records, documents, ledger receipts and other information of the Debtor pertaining to any of the collateral listed in items (a) through (g), inclusive, above, including, without limitation, all customer lists, credit files, computer records, computer programs, storage media and computer software used or required in connection with the establishment, generation, processing, maintenance or storage of such books, records or documents or otherwise used or acquired in connection with documenting information pertaining to any of the aforesaid collateral.

All of the Debtor's property described in items (a) through (h) above, both inclusive, as well as all products thereof and proceeds derived therefrom, whether now owned or existing or hereafter acquired or arising or created, and all of the Debtor's right, title and interest in and to and relating to all such property, or proceeds, wherever located, are hereinafter referred to collectively and individually as the "Assigned Collateral". The terms "Accounts," "Chattel Paper," "Documents," "Instruments," "Equipment," "Goods," "Fixtures" and "General Intangibles," if not otherwise defined in the Credit Agreement, shall have the meaning given those terms in the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania.

                  The Debtor hereby warrants, represents and covenants to the Agent (for the benefit of Agent, L/C Issuer and Lenders) that:

                  1.       (a)      The Debtor is the sole, legal and
                                    beneficial owner of, and has good and
                                    marketable right, title and interest in and to, all of the presently owned or existing
                                    Assigned Collateral, and will be the sole, legal and beneficial owner of, and will have good and marketable right, title and interest in and to, all of the Assigned
                                    Collateral hereafter acquired or created or arising, free and clear of all Liens except
                                    (i) the liens and security interests granted hereby or by the Loan Documents or pursuant hereto or thereto and (ii) the Permitted
                                    Liens.

                           (b) Except for Permitted Liens, the Debtor has not heretofore assigned or pledged, or granted any other Lien upon or in, any of the Assigned Collateral; at its expense, the Debtor shall generally warrant title to the Assigned Collateral, and shall defend the Assigned Collateral, and the right, title and interest of the Agent (for the benefit of Agent, L/C Issuer and Lenders) therein and thereto, against all claims and demands of any and all Persons, other than those holding Permitted Liens, whomsoever; the Debtor shall not grant, create, incur or permit to exist any Lien on or in any of the Assigned Collateral, other than the liens and security interests granted hereby or pursuant hereto and the Permitted Liens; the Debtor shall not permit any of the Assigned Collateral to be levied upon under any legal process; the Debtor shall not assign, transfer or otherwise dispose of any of the Assigned Collateral (other than as permitted pursuant to Section 7.05 of the Credit Agreement) without the prior written consent of the Agent; and the Debtor shall not do, or permit to be done, anything that may impair the value of any of the Assigned Collateral or any of the liens and security interests granted hereby or pursuant hereto.

                           (c) The Debtor's principal executive office and place of business is at Highway 185 South, North Seadrift, Texas 77983. The Debtor will promptly advise the Agent in writing of any change in the principal executive office or place of business of the Debtor or any change in its name.

                           (d) The records relating to the Assigned Collateral consisting of Accounts, Chattel Paper, Documents, Instruments and Special Collateral in the possession of, or subject to the control of, the Debtor will be kept at the Debtor's principal executive office and place of business at Highway 185 South, North Seadrift, Texas 77983 and it will not remove, or permit the removal of, any of the records relating to the Assigned Collateral from such location without the prior written consent of the Agent.

                           (e) The Assigned Collateral which consists of Inventory shall be located at those sites more fully described on Schedule 1 attached hereto and made a part hereof; and the Debtor will not remove or permit the removal of any such Inventory from those sites, except for the sale of such Inventory in the ordinary course of business for fair consideration or as otherwise permitted by
                                    Section 7.05 of the Credit Agreement. The
                                    Debtor shall keep correct and accurate
                                    records, in all material respects, of all Inventory on a FIFO (first-in, first-out) basis, itemizing and describing the kind, type and quantity of Inventory, Debtor's costs therefor and the selling prices thereof, and the withdrawals from and additions to Inventory. The Debtor agrees that, upon the reasonable request of the Agent, the Debtor shall deliver, or cause to be delivered, a complete and accurate list, in all material respects, of Inventory as of the last day of such fiscal quarter, including in each case such information as the Agent may reasonably require. The Debtor shall conduct a physical inventory of the Inventory at least once each year, and shall make a written report to the Agent of such physical inventory within forty-five (45) days after the taking of such physical count. The Debtor shall promptly furnish to the Agent all such additional information and documents (including, without limitation, invoices, purchase orders, shipping and receipt records and inventory logs) as the Agent may from time to time reasonably request.

                           (f) The Debtor will not invoice any Person responsible for the payment or other performance of any Account (each, an "Account Debtor", and collectively the "Account Debtors") or maintain the records of the Debtor relating to the Assigned Collateral in any name other than its proper corporate name, except such new name(s) as it may establish in accordance with subparagraph (g) below.

                           (g) If the Debtor desires to establish a new location for its principal executive office and place of business or to establish a new name or names in which it may invoice Account Debtors or maintain records concerning the Assigned Collateral, then the Debtor shall first, with respect to each such new location or name:

                                    (1)     give the Agent prior written notice
                                            of its intention to do so and
                                            provide the Agent with such
                                            information in connection therewith
                                            as the Agent may reasonably request;
                                            and

                                    (2)     take such action, reasonably
                                            satisfactory to the Agent, as may be
                                            necessary to maintain at all times
                                            the perfection and priority of the
                                            liens and security interests granted
                                            to the Agent (for the benefit of
                                            Agent, Lenders and L/C Issuer) under
                                            this Security Agreement or pursuant
                                            hereto.

                           (h) The Agent may at any time, with notice to the Debtor, verify with any Account Debtors or any other Person, the status of any Account. The Debtor from time to time will execute and deliver such instruments and take all such action as the Agent may reasonably request in order to effectuate the purposes of this subparagraph (h).

                           (i) The Debtor shall promptly notify the Agent of all disputes (including without limitation any rejection or revocation of acceptance of goods) between the Debtor and any Account Debtor concerning any amount in excess of $1,000,000 due and owing under any single Account or in excess of $2,000,000 in the aggregate due and owing under all Accounts from all Account Debtors, including the reason for the disputes, all claims related thereto and the amounts in controversy. The Debtor will promptly notify the Agent if the Debtor has notice or knowledge of claims or materially adverse changes which will or would be reasonably likely to affect the ultimate collectibility of any or all of the Accounts of an Account Debtor then obligated to pay the Debtor in excess of $1,000,000 in the aggregate. The Debtor shall not accept any return of Inventory the sale of which generated an Account on which the Account Debtor is then obligated to pay an amount in excess of $1,000,000, and shall not accept any returns of Inventory the sale of which together with all other sales of Inventory generated Accounts on which all Account Debtors are obligated to pay an amount in excess of $2,000,000 in the aggregate, without the prior written consent of the Agent.

                           (j) The Debtor will not remove or permit the removal of any of the Assigned Collateral consisting of Equipment and Fixtures from the locations shown on Schedule 2, and will not locate any Equipment or Fixtures at locations other than the locations shown on
                                    Schedule 2, except for asset dispositions which are specifically permitted pursuant to
                                    Section 7.05 of the Credit Agreement,
                                    without the prior written consent of the Agent, which consent will not be unreasonably withheld. The Debtor shall provide to the Secured Party promptly upon request adequate evidence that any removal or location of any such Assigned Collateral was permitted by such Section 7.05, and shall ensure that any replacement

                                    Equipment and Fixtures are free and clear of all Liens, except for Permitted Liens.

                           (k) The Debtor shall fully comply at all times with the provisions of Section 6.04 of the Credit Agreement as if set forth fully herein. If the Debtor fails to comply with the provisions of Section 6.04 of the Credit Agreement, the Agent may (but shall not be obligated to) pay any taxes, levies or impositions relative to the Assigned Collateral, for the account of the Debtor and add the amounts thereof to the Secured Obligations.

                           (l) The Debtor shall fully comply at all times with the provisions of Section 6.05 of the Credit Agreement as if set forth fully herein. If the Debtor fails to effect and keep in force insurance covering the Assigned Collateral as required by Section
                                    6.05 of the Credit Agreement or fails to pay any of the premiums thereon when due, the Agent may (but shall not be obligated to) do so for the account of the Debtor and add the cost thereof to the Secured Obligations. The Debtor hereby collaterally assigns and sets over to the Agent (for the benefit of Agent, Lenders and L/C Issuer) all monies which may become payable on account of all insurance covering the Assigned Collateral, including without limitation any return of unearned premiums which may be due upon cancellation of any such insurance. Prior to the occurrence of a Default or Event of Default, if the Agent determines in its reasonable discretion that the Assigned Collateral may be satisfactorily repaired or replaced, then the proceeds of any insurance payment may be used by the Debtor to repair or replace the damaged Assigned Collateral. After the occurrence, and during the continuance, of an Event of Default, the Debtor may direct the insurers to pay directly to the Agent (for the benefit of Agent, Lenders and L/C Issuer) any amount so due. The Agent, its officers, employees and agents, are hereby appointed the attorneys-in-fact of the Debtor to endorse any draft, check, instrument or other item of payment that may be payable to the Debtor in order to collect the proceeds of such insurance or any return of unearned premiums. Subject to the third sentence of this subparagraph (l) and to paragraph 8 hereof, any such proceeds or returns of unearned premiums shall be applied by Agent first to the payment of the Note and then, in such order and manner as the Agent shall elect in its sole discretion, to the payment of the other Secured Obligations; any balance of insurance proceeds or unearned premiums remaining in the possession of the Agent after payment in full of the Secured Obligations shall be paid to the Debtor or its order as the Debtor shall instruct the Agent in writing.

                           (m) Neither the value of the Inventory upon disposition thereof, nor the ability to freely transfer the Inventory, is limited by any licenses, franchises, trademarks, royalty agreements, or other general intangible or contract right, to which Debtor is a party or which is otherwise applicable to Debtor.

                           (n) In addition to the rights of Agent set forth elsewhere herein:

                                    (i)      The Debtor shall permit any of the
                                             officers or authorized employees or
                                             representatives of the Agent or any
                                             of the Lenders to visit and inspect
                                             any of the properties of the
                                             Debtor, and to examine and make
                                             excerpts from its books and records
                                             and discuss its respective business
                                             affairs, finances and accounts with
                                             its officers, all in such detail
                                             and at such times and as often as
                                             the Agent or any of the Lenders may
                                             reasonably request, provided that
                                             each Lender shall provide the
                                             Debtor and the Agent with
                                             reasonable notice prior to any
                                             visit or inspection and only the
                                             Agent and its authorized employees
                                             or representatives are permitted to
                                             conduct audits.

                                    (ii)     In addition to the visitation
                                             rights set forth in item (i) above
                                             or item (iii) below, so long as no
                                             Default or Event of Default has
                                             occurred and is continuing, the
                                             Debtor shall permit any of the
                                             officers or authorized employees or
                                             representatives of the Agent to
                                             visit the properties of the Debtor
                                             one (1) time in each year to
                                             perform audits of Accounts and
                                             Inventory of the Debtor and to
                                             examine and make excerpts from the
                                             applicable books and records of the
                                             Debtor relating to such Accounts
                                             and Inventory.

                                    (iii)    In addition to the visitation
                                             rights set forth in items (i) and
                                             (ii) above, upon the occurrence of,
                                             and during the continuance of, a
                                             Default of an Event of Default, the
                                             Debtor shall permit any of the
                                             officers or authorized employees or
                                             representatives of the Agent to
                                             visit the properties of the Debtor
                                             as often as the Agent reasonably
                                             requests to perform audits of
                                             Accounts and Inventory of the
                                             Debtor and to examine and make
                                             excerpts from the applicable books
                                             and records of the Debtor relating
                                             to such Account and Inventory.

                  2. The Debtor agrees that for so long as any of the Secured Obligations remains unpaid or unperformed and until the Revolving Credit Commitment is terminated, the Debtor shall perform in all material respects all obligations, covenants, conditions and agreements to be performed by it relating to the Assigned Collateral and shall comply with all Laws (including without limitation Environmental Laws) in all respects, provided that there shall not be deemed to be a violation of this provision if any failure to comply with any Law would not result in fines, penalties, or other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

                  3. Upon the reasonable request of the Agent at any time after the execution of this Security Agreement, the Debtor agrees to establish within sixty (60) days of such request a lockbox arrangement with the Agent and to execute and deliver to Agent one or more lockbox agreements (collectively, the "Lockbox Agreement"), each in form and substance satisfactory to Agent and its counsel. Debtor agrees (i) to promptly notify and direct all Account Debtors to remit all payments on Accounts directly to the lockbox or lockboxes established under the Lockbox Agreement and
(ii) upon the occurrence of, and during the continuance of, a Default or an Event of Default and the request of the Agent, to promptly notify all Account Debtors of the assignment and pledge to the Agent (for the benefit of Agent, L/C Issuer and Lenders) of, and the grant to the Agent (for the benefit of Agent, L/C Issuer and Lenders) of liens and security interests upon and in, the Accounts and the other Assigned Collateral. To the extent that any law or custom or any contract or agreement with any Account Debtors requires notice to or the approval of such Account Debtors in order to perfect such assignment of and security interest in the Accounts, the Debtor agrees to give such notice or obtain such approval promptly. If the Agent learns that the Debtor has failed to give such notice or direction to any of the Account Debtors, then the Agent may itself so notify the Account Debtors (or any of them). This Security Agreement shall be sufficient evidence of such right and the Account Debtors may rely hereon and shall be under no obligation to see to the application of such moneys or other property by the Agent. The Agent is, and its duly authorized agents are, hereby authorized by the Debtor to endorse for and on the Debtor's behalf and deposit all drafts and checks payable to the Debtor in the lockbox established pursuant to the Lockbox Agreement.

                  All checks, drafts, acceptances, notes, cash and other forms of payment received from Account Debtors in payment on account of Accounts and transmitted to the lockbox established pursuant to the Lockbox Agreement or otherwise to the Agent will be deposited in a cash collateral account opened and maintained pursuant to the Lockbox Agreement. The Debtor acknowledges and agrees that the cash collateral account will be maintained for the convenience and benefit of the Agent (for the benefit of Agent, L/C Issuer and Lenders) and that the Debtor does not, and shall not, have any rights or interest in the cash collateral account or the lockbox account established pursuant to the Lockbox Agreement, or any credits thereto or proceeds thereof, except upon the payment in full of the Lender Obligations.

                  4. The Debtor will faithfully preserve and protect the Agent's security interests and liens in and on the Assigned Collateral. At the request of the Agent, the Debtor will, at its own cost and expense, cause such security interests as are governed by the Uniform Commercial Code to be perfected and to continue to be perfected so long as the Secured Obligations or any portion thereof are outstanding and unpaid or unperformed and until the Revolving Credit Commitment is terminated; and, at the request of the Agent, the Debtor will, at its own cost and expense, cause such liens and security interests as are governed by laws or regulations other than the Uniform Commercial Code to be perfected and to continue to be perfected to the fullest extent permitted by such laws or regulations, so long as the Secured Obligations or any portion thereof are outstanding and unpaid or unperformed and until the Revolving Credit Commitment is terminated.

                  Without limiting the foregoing:

                           (a) Upon request of the Agent, Debtor will join in the execution of all financing statements, continuation statements, and other documents required by the Agent to evidence and perfect all of the liens and security interests granted hereby or pursuant hereto and the Debtor shall pay the cost of filing or recording such in all public offices where deemed necessary by the Agent;

                           (b) Upon the request of the Agent, Debtor will promptly furnish all documents, affidavits and other papers reasonably required by the Agent to further evidence or to perfect the liens and the security interests granted hereby or pursuant hereto; and

                           (c) Upon the request of the Agent, immediately upon the Debtor's receipt of any portion of the Assigned Collateral which itself, or the ownership of which, is or becomes evidenced by Chattel Paper, a Document, an Instrument, an agreement, or other writing, including but not limited to promissory notes, documents of title, trade acceptances and warehouse receipts (herein referred to as the "Special Collateral"), the Debtor shall deliver the original thereof to the Agent (for the benefit of Agent, Lenders and L/C Issuer), together with appropriate endorsements or other specific evidence, in form and substance acceptable to the Agent, of the assignment thereof to the Agent (for the benefit of Agent, Lenders and L/C Issuer).

                  Effective upon an Event of Default, the Debtor hereby makes, constitutes and appoints the Agent (for the benefit of Agent, Lenders and L/C Issuer) and any of its officers, employees and agents the true and lawful agent and attorney-in-fact of the Debtor, with full power of substitution, to sign the name of the Debtor to all financing statements and all other chattel paper, instruments and documents, and all amendments and modifications thereof and supplements thereto, in connection with the grant, perfection, continuation of perfection and protection of the liens and security interests granted hereby or pursuant hereto.

                  5. Upon the reasonable request of the Agent, the Debtor agrees that within thirty (30) days after the end of each fiscal quarter of the Debtor, the Debtor shall deliver, or cause to be delivered, to the Agent (i) a complete and accurate list in all material respects as of the last day of such Fiscal Quarter of all Accounts, including the names and addresses of the Account Debtors, the dates when the Account first became due, the amount of any offsets or claims of the Account Debtors with a notation indicating whether or not disputed by the Debtor, and such additional information as the Agent may from time to time reasonably request, and (ii) a complete and accurate list in all material respects as of the last day of such Fiscal Quarter of all Inventory of the Debtor, the location of such Inventory and such additional information concerning the Inventory as the Agent may from time to time reasonably request.

                  6. The Debtor will at all times keep, or cause to be kept, accurate and complete books and records in all material respects relating to the Assigned Collateral; and from time to time during normal business hours, the Agent, or any of its representatives, shall have the right upon reasonable prior notice and other reasonable terms and conditions to inspect the Assigned Collateral and to make extracts from the books and records relating to the Assigned Collateral. The Debtor shall promptly furnish, or cause to be furnished, to the Agent such data and information and copies of such papers and documents relating to the Assigned Collateral as the Agent may reasonably request from time to time and in such form and substance as may be reasonably requested. The Debtor will promptly deliver to the Agent all written notices, and will promptly give the Agent written notice of any other notices, received by it with respect to a material diminution of the value of the Assigned Collateral or the impairment of the liens and security interests of the Agent (on behalf of Agent, Lenders and L/C Issuer) on and in the Assigned Collateral.

                  7. Upon the occurrence and during the continuance of an Event of Default, the Agent shall be entitled at its option, at any time and from time, to time to exercise any or all of the rights and remedies afforded by the Uniform Commercial Code or other applicable law as in effect, in addition to such rights and remedies as are provided herein, in the Notes, in the Credit Agreement, in the Subsidiary Guaranty, in any Other Debtor Document or any other agreement, document or instrument evidencing or securing the Secured Obligations. The Debtor agrees to pay to the Agent on demand all expenses including legal expenses and reasonable attorneys' fees incurred in protecting the Assigned Collateral or enforcing the Agent's rights and remedies (on behalf of Agent, Lenders and L/C Issuer), together with interest thereon at the highest rate of interest set forth on the then outstanding Notes, such liability being one of the Secured Obligations. To assist the Agent in the implementation of such rights and remedies the Debtor will, at the Agent's request and at the Debtor's expense, assemble and prepare for removal at and to places to be designated by the Agent such items of the Assigned Collateral as are selected by the Agent. Without limitation upon the foregoing, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to:

                           (a) take over and direct collection of the Debtor's Accounts and the proceeds thereof; give notice of the Agent's security interest (on behalf of Agent, Lenders and L/C Issuer) in the Accounts and the proceeds thereof to the Account Debtors, and the Agent will have no liability to the Debtor by reason of giving or not giving such notice; direct the Account Debtors to make payments of all monies paid or payable thereon directly to the Agent (on behalf of Agent, Lenders and L/C Issuer) (and, at the request of the Agent, the Debtor shall indicate on all billings that payments thereon are to be made to the Agent); and give any Account Debtors so notified and directed the receipt of the Agent for any such payment as full release for the amount so paid;

                           (b) enforce collection, either in the name of the Agent (on behalf of Agent, Lenders and L/C Issuer) or in the name of the Debtor, of any or all of the Accounts and the proceeds thereof by suit or otherwise; receive, give receipt for, surrender, release or exchange all or any part thereof; compromise, settle, extend or renew (whether or not longer than the original period) any indebtedness thereunder; and sell or assign any or all of the Accounts upon such terms, for such amounts and at such time or times as the Agent reasonably deems commercially advisable;

                           (c) endorse in the name of the Debtor any instrument, howsoever received by the Agent, representing Assigned Collateral (including proceeds);

                           (d) enter any premises where Assigned Collateral is located, with process of law and if necessary, with force, and take possession and control of the same and take possession and control of all books and records of the Debtor relating to the Assigned Collateral; and keep and store the Assigned Collateral on such premises until sold (and if such premises be the property of the Debtor, the Debtor agrees not to charge the Agent for storage thereof during the period the Agent is exercising its rights with respect to the Assigned Collateral under the Uniform Commercial Code or other applicable law, this Security Agreement, the Notes, the Credit Agreement, the Subsidiary Guaranty, or any Other Debtor Document or other agreement, document or instrument evidencing or securing the Secured Obligations) or remove the Assigned Collateral from such premises to the premises of the Agent or an agent of the Agent until sold;

                           (e) sell all or any portion of the Assigned Collateral at public or private sale at such place or places and at such time or times and in such manner and upon such terms, whether for cash or credit, as the Agent in its sole discretion may determine. The Agent may purchase all or any of the Assigned Collateral at such public sale or sales, and any such private sale or sales, free from any equity or right of redemption. The Debtor waives and releases any right to require the Agent to collect the Secured Obligations or any part thereof, from a source or security other than the Assigned Collateral, under any theory of marshalling of assets or otherwise; and

                           (f)      do all acts and things permitted by
                                    applicable law which the Agent, in its sole discretion, deems necessary or advisable to fulfill or cause the fulfillment of the Debtor's obligations hereunder and under the Notes, the Credit Agreement, the Subsidiary Guaranty, the Other Debtor Documents and any other agreement, document or instrument evidencing or securing the Secured Obligations.

                  The Debtor hereby makes, constitutes and appoints the Agent (on behalf of Agent, Lenders and L/C Issuer) and any of its officers, employees and agents the true and lawful agent and attorney-in-fact of the Debtor, with full power of substitution, upon the occurrence and during the continuance of an Event of Default (a) to administer the Assigned Collateral and proceeds thereof,
(b) to receive, and endorse the name of the Debtor upon, any notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Assigned Collateral and to effect the deposit and collection thereof for application to the payment of the Secured Obligations in such order and manner as the Agent shall elect in its sole discretion, (c) to endorse the Debtor's name on any bill of lading, receipt, freight item or similar document, (d) to sign the name of the Debtor to notices to Account Debtors, and to assignments and notices of assignments and to all other instruments and documents, and all amendments and modifications thereof and supplements thereto, relating to the Assigned Collateral, and to receive, open and dispose of mail addressed to the Debtor and in connection therewith, to execute and deliver notices and authorizations, in the name of the Debtor, as the United States Postal Department or other agency may require, (e) to send verifications to any Account Debtors to verify the status of any Account payable by such Account Debtors and to sign the name of the Debtor to all audit inquiries made of Account Debtors, to all information release authorizations in connection therewith, to all applications for documents of title, title certificates and similar documents, to any notice of claim, satisfaction or release in connection with any Account, and to any proof of claim in bankruptcy or similar document, (f) to settle, adjust or compromise any Account or any legal action involving any other Assigned Collateral, (g) to take all necessary action to collect Accounts, including bringing legal proceedings in the name of the Debtor and (h) to do any and all other things and to take any and all other action (including but not limited to commencing legal proceedings), in the name and on behalf of the Debtor, which the Agent (on behalf of Agent, Lenders and L/C Issuer) may deem in its sole discretion necessary or advisable to carry out the intent of this Security Agreement.

                  The Debtor agrees that neither the Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law in respect to the exercise of the powers of attorney granted under this Security Agreement, including this paragraph 7 and subparagraph 1(l) and paragraph 4 hereof, except that the Agent shall be liable for the acts of commission or omission of the Agent, its agents, designees and attorneys-in-fact that constitute recklessness or willful misconduct. The powers of attorney granted under this Security Agreement, including this paragraph 7 and subparagraph 1(l) and paragraph 4 hereof, are coupled with an interest and shall be irrevocable until all Secured Obligations are paid and performed in full and until the Revolving Credit Commitment is terminated.

                  No waiver by the Agent of any default shall operate as a waiver of any other default or of the same default on a future occasion. No failure or delay on the part of the Agent in the exercise of any power, remedy or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power, remedy or right preclude other or further exercise thereof, or the exercise of any other power, remedy or right. The Agent may assert any of its powers, rights or remedies successively, concurrently, independently or cumulatively and all such powers, rights and remedies shall be non-exclusive.

                  Any requirement of law as to reasonable notification of the time and place of any public sale, or of the time after which any private sale or other intended disposition of the Assigned Collateral is to be made, shall be met by giving the Debtor at least ten (10) days' prior written notice of the time and place of any such public sale or the time after which any such private sale or any other intended disposition is to be made.

                  8. After the occurrence of an Event of Default, the Agent shall apply the proceeds of any sale of or other disposition or realization upon the Assigned Collateral as follows:

                           (a) First, to the payment or reimbursement of all
reasonable advances, expenses and disbursements of the Agent (including, without limitation, the reasonable fees and disbursements of its counsel and agents) incurred in connection with the administration and enforcement of, or the preservation of, any of the Agent's, any Lender's or the L/C Issuer's rights, powers and remedies under this Security Agreement, the Notes, the Credit Agreement, the Subsidiary Guaranty or any Other Debtor Documents or other agreement, document or instrument evidencing or securing the Secured Obligations, including but not limited to the acquisition, completion, protection, removal, storage, sale or delivery of the Assigned Collateral;

                           (b) Second, to the repayment of the Secured
Obligations whether for principal, interest, fees or expenses, in such order and manner as the Agent, in its sole discretion, shall determine; and

                           (c) Third, any balance to be distributed as required
by law.

                  In no event shall the Agent, any Lender or the L/C Issuer be liable to the Debtor for interest on any surplus. If the proceeds of any such sale of or other disposition or realization upon the Assigned Collateral are insufficient to pay and perform the Secured Obligations in full, then the Debtor shall remain liable for such deficiency. Notwithstanding any other provision of this Security Agreement to the contrary, only 80% of the proceeds of the disposition of any Inventory shall be applied to repay the Secured Obligations and the other 20% of such proceeds shall be returned to the Debtor free of the Lien of this Security Agreement pursuant to this paragraph 8. In accordance with the provisions of clause (viii)(a) of the definition of "Permitted Liens" contained within the Indenture, the amount of the Secured Obligations secured by Inventory shall be deemed to not exceed 80% of the fair market value of such Inventory at any one time.

                  9. The Debtor shall have full responsibility for taking any and all steps to preserve and protect the Assigned Collateral in its possession or subject to its control. The Debtor agrees that neither the Agent, Lenders or L/C Issuer, nor any of their respective officers, directors, employees or agents will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law, with respect to the preservation or protection of any Assigned Collateral in their custody except for acts of commission or omission that constitute recklessness or willful misconduct.

                  10. This Security Agreement is executed only as security for the Secured Obligations and, therefore, the execution and delivery of this Security Agreement shall not subject the Agent, Lenders or L/C Issuer, or transfer or pass to the Agent, Lenders or L/C Issuer, or in any way affect or modify, the liability of the Debtor under any or all of the Assigned Collateral; it being understood and agreed that notwithstanding the execution and delivery of this Security Agreement, the Notes, the Credit Agreement, the Subsidiary Guaranty or any Other Debtor Document or other agreement, document or instrument evidencing or securing the Secured Obligations (including but not limited to the provisions hereof and thereof as to the assignment to Agent of right, title and interest in and to the Assigned Collateral), all of the duties and liabilities of the Debtor to each and every other party under each and every item of the Assigned Collateral shall be and remain enforceable by such other party, its successors and assigns, against, but only against, the Debtor or the Debtor's successors and assigns other than the Agent, Lenders or L/C Issuer, or their respective representatives, successors and assigns.

                  11. Upon the full discharge and satisfaction of the Secured Obligations (other than Contingent Lender Obligations), the termination or cancellation of all outstanding Letters of Credit and the termination of the Revolving Credit Commitment, (a) all right, title and interest herein assigned to the Agent, Lenders or L/C Issuer, shall terminate, and all right, title and interest of the Agent, Lenders or L/C Issuer in and to each and every one of the items of Assigned Collateral shall revert to the Debtor and (b) the Agent shall, at the expense of Debtor, file all requisite termination statements and do all such other acts as are reasonably required of it to evidence the termination of the liens and security interests granted hereby or pursuant hereto. For purposes of this Security Agreement the term "Contingent Lender Obligations" shall mean at any time of determination any Lender Obligations which at such time are contingent obligations under indemnification provisions of the various Loan Documents which survive indefinitely. Lender Obligations under such indemnification provisions shall not be considered to be Contingent Lender Obligations if (x) an unsatisfied claim for payment has been made under such indemnification provisions at or before such time, or (y) a proceeding is pending or threatened in writing at such time which may give rise to a claim under such indemnification provisions.

                  12. Any notice or other communication required hereunder shall be in writing, and shall be served, given or delivered by (i) registered or certified mail, return receipt requested, with proper postage prepaid, (ii) hand delivery, (iii) overnight express mail courier, with receipt acknowledged, or
(iv) telecopier with receipt confirmed, and addressed to the party to be notified at the address set forth below or to such other address as each party may designate for itself in writing by like notice:

                  (a)      If to the Agent, at

                           PNC Bank, National Association
                           One PNC Plaza, 22nd Floor
                           249 Fifth Avenue
                           Agency Services
                           Pittsburgh, Pennsylvania 15222
                           Attention:        Arlene M. Ohler
                                             Vice President
                           Telephone:        (412) 762-3627
                           Telecopier:       (412) 762-8672

                           With a copy to:

                           PNC Bank, National Association
                           One PNC Plaza, 3rd Floor
                           249 Fifth Avenue
                           Metals Group
                           Pittsburgh, Pennsylvania 15222
                           Attention:        Mark W. Rutherford
                                             Senior Vice President
                           Telephone:        (412) 762-6278
                           Telecopier:       (412) 750-3232
                  (b)      If to the Debtor, at

                           Seadrift Coke, L.P.
                           c/o The Carbide/Graphite Group, Inc.
                           One Gateway Center
                           19th Floor
                           Pittsburgh, Pennsylvania 15222
                           Attention:        Stephen D. Weaver
                                             Vice President-Finance and
                                             Chief Financial Officer
                           Telephone:        (412) 562-3780
                           Telecopier:       (412) 562-3701

Such notice or other communication shall be deemed to have been duly given or served on the date on which delivered.

                  13. The Agent, L/C Issuer or any Lender may have or in the future may hold other security and/or guaranties to secure all or any part of the Secured Obligations, but it is specifically understood and agreed that neither the execution and delivery of this Security Agreement nor the holding of any other security and/or guaranty shall at any time or in any way operate to prevent or hinder the Agent, L/C Issuer or any Lender from resorting first to such other security and/or guaranty or first to the Assigned Collateral, or first from time to time to both; and the Agent (on behalf of Agent, Lenders and L/C Issuer) may from time to time as the Agent sees fit, in the Agent's sole and uncontrolled discretion, resort to all or any part of the Assigned Collateral without resorting to all or any other security and/or guaranty securing such Secured Obligations, or to all or any part of any other security and/or guaranty securing the Secured Obligations without resorting to all or any part of the Assigned Collateral, and such action on the Agent's part shall not in any way be considered as a waiver of any of the benefits or rights of the Agent relating to the Assigned Collateral or such other security and/or guaranties.

                  14. This Security Agreement shall be binding upon the Debtor and the successors and assigns of the Debtor, and shall inure to the benefit of the Agent, Lenders and L/C Issuer, and their respective successors and assigns.

                  15. Whenever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Security Agreement or any part of such provision shall be prohibited by or invalid under applicable law, such provision or part thereof shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                  16. The obligations of the Debtor under this Security Agreement, and the grant of security interests hereunder to the Agent for the benefit of Agent, the Lenders and the L/C Issuer, shall be continuing, unconditional, irrevocable and absolute and shall be independent of any obligations of, and any security interests granted by, the Borrower or any other Person and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any of the following matters and no right or remedy of the Agent, the Lenders or the L/C Issuer hereunder shall be in any way prejudiced or adversely affected by any of the following matters (whether or not the Agent, the Lenders or the L/C Issuer shall make any reservation of rights against, give or attempt to give any notice to, or request or obtain any further assent of the Debtor with respect to any of the following matters):

                           (a)      any extension, renewal, settlement,
                                    compromise, waiver or release in respect of any of the Secured Obligations or any other obligation of the Borrower under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (b)      any modification or amendment of or
                                    supplement to the Notes, the Credit
                                    Agreement, any other

                                    Loan Document, or any other document,
                                    instrument or agreement evidencing or
                                    securing the Secured Obligations;

                           (c) any modification, amendment, waiver, release, compromise, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any of the Secured Obligations or any other obligation of the Borrower under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (d) any change in the partnership or corporate existence, structure or ownership of the Debtor or Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or the Debtor or their respective assets irrespective of any release or deferral of the liability of any Subsidiary Guarantor to pay all or any part of the Secured Obligations or any of the Borrower's or the Debtor's other obligations under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (e) the existence of any claim, set-off or other rights which the Debtor or the Borrower may have at any time against the Borrower, a Lender, the Agent, the L/C Issuer or any other Person, whether or not arising in connection with this Security Agreement, the Secured Obligations, the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (f) any invalidity or unenforceability relating to or against the Borrower for any reason of the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the Secured Obligations or any other amount payable by the Borrower under the Notes, the Credit Agreement, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (g) any invalidity or unenforceability relating to or against the Debtor for any reason of its obligations and liabilities under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations;

                           (h) any other act or failure to act or delay of any kind by the Borrower, a Lender, the Agent, the L/C Issuer or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Debtor under this Security Agreement;

                           (i) the existence of, or any execution on or attachment of, or any failure by the Agent, the Lenders or the L/C Issuer (voluntarily or otherwise) to resort to, any other security or any other rights held or hereafter held or to be held by the Agent, the Lenders or the L/C Issuer to secure any or all of the Secured Obligations or other obligations of the Borrower under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations or any judgment obtained by the Agent, the Lenders or the L/C Issuer;

                           (j) any demand for payment of any of the Secured Obligations is rescinded by the Agent, the Lenders or the L/C Issuer and any of the Secured Obligations continued;

                           (k) the refusal or failure (whether intentional, negligent or otherwise) of the Agent, the Lenders or the L/C Issuer or any agent of the Agent, the Lenders or the L/C Issuer to protect, secure, perfect, continue, maintain or insure any Lien at any time held by it as security for the Secured Obligations or any other obligations of the Borrower under the Notes, the Credit Agreement, any other Loan Document, or any other document, instrument or agreement evidencing or securing the Secured Obligations or any property subject thereto; or

                           (l) the termination of the Revolving Credit Commitments or the refusal of the Agent, the Lenders or the L/C Issuer to provide further credit or other financial accommodations to the Borrower.

                  17. THIS SECURITY AGREEMENT, THE OTHER DEBTOR DOCUMENTS AND OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EVIDENCING OR SECURING THE SECURED OBLIGATIONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, EXCEPTING APPLICABLE FEDERAL LAW AND EXCEPT ONLY TO THE EXTENT PRECLUDED BY THE MANDATORY APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

                  18. THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, THE OTHER DEBTOR DOCUMENTS OR ANY OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EVIDENCING OR SECURING THE SECURED OBLIGATIONS TO WHICH THE DEBTOR IS A PARTY MAY BE COMMENCED THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND THE PARTIES HERETO AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN EITHER OF SUCH COURTS SHALL BE PROPERLY SERVED AND

SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO THE PARTIES AT THEIR ADDRESSES SET FORTH IN PARAGRAPH 12 HEREOF, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. FURTHER, THE DEBTOR HEREBY SPECIFICALLY CONSENTS TO THE PERSONAL JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA AND THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND WAIVES AND HEREBY ACKNOWLEDGES THAT IT IS ESTOPPED FROM RAISING ANY OBJECTION BASED ON FORUM NON CONVENIENS, OR ANY CLAIM THAT EITHER SUCH COURT LACKS PERSONAL JURISDICTION OVER THE DEBTOR SO AS TO PROHIBIT EITHER SUCH COURT FROM ADJUDICATING ANY ISSUES RAISED IN A COMPLAINT FILED WITH EITHER SUCH COURT AGAINST THE DEBTOR BY THE AGENT, THE LENDERS OR THE L/C ISSUER CONCERNING THIS SECURITY AGREEMENT, THE OTHER DEBTOR DOCUMENTS OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT EVIDENCING OR SECURING THE SECURED OBLIGATIONS OR PAYMENT TO THE AGENT, LENDERS OR THE L/C ISSUER. THE DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE CHOICE OF FORUM CONTAINED IN THIS PARAGRAPH 18 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN ANY FORUM OR THE TAKING OF ANY ACTION UNDER THE LOAN DOCUMENTS TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

                  19. THE DEBTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE DEBTOR, THE LENDERS, THE AGENT, THE ISSUING BANK, OR ANY OF THEIR SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING OUT OF THIS AGREEMENT, THE CREDIT AGREEMENT, OR THE OTHER LOAN DOCUMENTS.

                  20. Whenever required by the context of this Security Agreement the singular shall include the plural, and vice-versa, and the masculine and feminine genders shall include the neuter gender, and vice-versa.

                  21. This Security Agreement may be executed in as many counterparts as shall be convenient, each of which when executed by the parties hereto shall be regarded as an original. All such counterparts shall constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  WITNESS the due execution of this Subsidiary Security Agreement and Collateral Assignment by the Debtor by its general partner the day and year first above written with intent of the Debtor to be legally bound hereby, and with the further intention that this Subsidiary Security Agreement and Collateral Assignment shall constitute a sealed instrument.


                                        Debtor:

                                        SEADRIFT COKE, L.P., a Texas limited
                                        partnership

                                        By its General Partner:

                                        The Carbide/Graphite Group, Inc., a
                                        Delaware corporation


                                        By
                                          --------------------------------------
                                        Name:  Stephen D. Weaver
                                        Title: Vice President-Finance
                                               and Chief Financial Officer


                                        PNC BANK, NATIONAL ASSOCIATION, as Agent for Lenders and L/C Issuer


                                        By
                                          --------------------------------------
                                        Name:  Mark W. Rutherford
                                        Title: Senior Vice President

                                LIST OF SCHEDULES
                                -----------------

         Schedule 1        -        Inventory Locations

         Schedule 2        -        Equipment Locations



















                                  EXHIBIT "J-1"

                                OPEN END MORTGAGE

                  THIS OPEN END MORTGAGE (the Open End Mortgage together with all extensions, renewals, amendments, substitutions and replacements hereto and hereof referred to as the "MORTGAGE") is dated as of April 30, 1999, and is made and entered into by and between THE CARBIDE/GRAPHITE GROUP, INC., a Delaware corporation (the "MORTGAGOR"), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (as defined in the Credit Agreement) and the L/C Issuer (as defined in the Credit Agreement) (in such capacity, as defined in the Credit Agreement, the "AGENT" and referred to herein as the "MORTGAGEE") pursuant to the Credit Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, pursuant to a certain Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as amended by First Amendment to Revolving Issuance Credit and Letter of Credit Agreement dated as of October 28, 1997, the Second Amendment to Revolving Credit and Letter of Credit Issuance Agreement and Waiver dated as of April 30, 1998, and the Third Amendment to Revolving Credit and Letter of Credit Issuance Agreement and Amendment to Revolving Credit Notes dated as of April 30, 1999, entered into by and among the Mortgagor, the Lenders which are or which become parties thereto, the L/C Issuer and the Mortgagee (the Revolving Credit and Letter of Credit Issuance Agreement, as amended to date, together with all further amendments, extensions, renewals, substitutions and replacements thereto and thereof referred to as the "CREDIT AGREEMENT") the Mortgagor has requested and the Lenders have agreed to make available to the Mortgagor (i) a Revolving Credit Commitment in an aggregate principal amount not to exceed $150,000,000, (ii) a Swingline Loan facility in a principal amount not to exceed $5,000,000 at any one time outstanding and (iii) Letters of Credit in a principal amount not to exceed $15,000,000 at any one time outstanding; provided that at no time will Total Utilization exceed $150,000,000 (the Revolving Credit Commitment, Swingline Loan and Letters of Credit, as they may be amended, extended, renewed, or increased from time to time, are collectively referred to herein as the "CREDIT FACILITY" and the Revolving Credit Notes and Swingline Note issued pursuant thereto, together with all amendments, extensions, renewals, substitutions and replacements thereto and thereof are collectively referred to herein as the "NOTES"); and

                  WHEREAS, the Mortgagor is the owner of certain tracts or parcels of land, described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon; and

                  WHEREAS, to secure the prompt payment in full to the Lenders and the L/C Issuer of the Lender Obligations (as defined in the Credit Agreement), the Mortgagor has agreed to execute and deliver to the Mortgagee, for and on behalf of the Lenders and the L/C Issuer, this Mortgage.

                  NOW, THEREFORE, in consideration of the premises (each of which is incorporated herein by reference) and the mutual promises contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the intent to be legally bound hereby, and for the purpose of securing:

                  (i) the performance of all terms and provisions contained in the Notes, including, but not limited to, the payment of the aggregate unpaid principal balance of the Notes



                                  EXHIBIT "M-1"

(including all advances heretofore and hereafter made and evidenced by any Note) and interest thereon unto the Lenders and the L/C Issuer and their respective successors and assigns, according to the provisions and conditions of the Notes, as they may be amended, extended, or renewed from time to time, and in discharge thereof;

                  (ii) the performance by the Mortgagor of all of the terms and provisions contained in the Credit Agreement, this Mortgage and all of the other Loan Documents, as they may be amended, modified or supplemented from time to time, the terms and provisions of all of such documents being specifically incorporated herein by reference as though set forth herein; and

                  (iii) the Mortgagor's payment of any and all of its Lender Obligations to the Lenders, L/C Issuer or Mortgagee, whether now or hereafter existing or incurred and whether direct or indirect as guarantor, by virtue of any assignment, pledge or other transfer or disposition to the Lenders of Indebtedness and other obligations of the Mortgagor to one or more third parties, or otherwise, the Mortgagor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Mortgagee, for and on behalf of the Lenders and the L/C Issuer, and agrees that the Mortgagee, for and on behalf of the Lenders and the L/C Issuer, shall have a lien and security interest in the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property (collectively, the "MORTGAGED PROPERTY") now owned or held or hereafter acquired, to wit:

                  (a) All of the Mortgagor's estate in the premises described in Exhibit "A", together with all of the easements, rights of way, privileges, liberties, hereditaments, gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the estate, right, title, interest, claim and demand whatsoever of the Mortgagor therein and in the public streets and ways adjacent thereto, either in law or in equity, in possession or expectancy (collectively, the "LAND");

                  (b) All the buildings, structures and improvements of every kind and description now or hereafter erected or placed on the Land, and all facilities, fixtures, machinery, apparatus, appliances, installations, machinery, equipment and other property, whether real, personal or mixed, including, without limitation, electrical equipment necessary for the operation of such buildings and heating, air conditioning and plumbing equipment now or hereafter attached to, located in or used in connection with those buildings, structures or other improvements, and owned by the Mortgagor, and including all of the Mortgagor's right, title and interest (including, purchase options and similar rights) under any equipment leases which do not prohibit the mortgaging of such interests (hereinafter collectively called the "IMPROVEMENTS");

                  (c) The Mortgagor's right, title and interest in, to and under all rights of way, servitudes, permits, licenses, approvals, franchises, management agreements, easements, rights of way, tenements, hereditaments, privileges, warranties, plans, specifications, environmental reports, covenants, agreements (including, without limitation, agreements providing for the construction, or reconstruction of the Mortgaged Property) and appurtenances now or hereafter belonging or appertaining to any of the Land or Improvements, to the extent the same are assignable or to the extent a Lien can be granted therein;

                  (d) All rents, issues and profits arising or issuing from said Land and from the Improvements (the "RENTS") including, but not limited to, the Rents arising or issuing from all leases and subleases now or hereafter entered into covering all or any part of said Land and or Improvements (the "LEASES"), all of which Leases and Rents are hereby assigned to the Mortgagee by the Mortgagor. The foregoing assignment shall include without limitation, cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The Mortgagee, or any of its officers, directors, employees and authorized agents as the Mortgagee may select, is hereby irrevocably appointed attorney-in-fact for the Mortgagor (without requiring any of them to act as such), such appointment being coupled with an interest, to collect such Rents, after the occurrence of an Event of Default. The Mortgagor will execute and deliver to the Mortgagee, on demand, such assignments and instruments as the Mortgagee may require to implement, confirm, maintain and continue the assignment hereunder;

                  (e) Any and all awards, damages, payments and other compensation and any and all claims therefor and rights thereto which may result from taking or injury by virtue of the exercise of the power of eminent domain of or to, or any damage, injury or destruction in any manner caused to, said Land and Improvements, or any part thereof, or from any change of grade or vacation of any street abutting thereon, all of which awards, damages, payments, compensation, claims and rights are hereby assigned, transferred and set over by the Mortgagor to the Mortgagee to the fullest extent possible under applicable laws. The Mortgagee, or any of its officers, directors, employees and authorized agents as the Mortgagee may select, is hereby irrevocably appointed attorney-in-fact for the Mortgagor (without requiring any of them to act as such), such appointment being coupled with an interest, to settle for, with the consent of the Mortgagor unless an Event of Default has occurred, in which case the Mortgagor's consent shall not be required, collect and receive any such awards, damages, payments and compensation from the authorities making the same;

                  (f) The Mortgagor's right, title and interest in, to and under all property of whatsoever nature now or hereafter situate upon the Mortgaged Property and used or intended to be used in connection with any Improvement, including all the Mortgagor's right, title and interest (including, purchase options and similar rights) under any equipment leases which do not prohibit the mortgaging of such interests;

                  (g) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims;

                  (h) And without limiting any of the other provisions of this Mortgage, the Mortgagor expressly grants unto the Mortgagee a security interest in all those portions of the Mortgaged Property which may be subject to the UCC provisions applicable to secured transactions under the laws of Pennsylvania, including, without limitation, Accounts, General Intangibles, Goods, Inventory, Chattel Paper, Documents and Instruments (as such terms are defined in Article 9 of the Uniform Commercial Code), and the Mortgagor will execute and deliver to the Mortgagee on demand, and hereby irrevocably appoint the Mortgagee or any officer of the Mortgagee the attorney-in-fact of the Mortgagor (without requiring any of them to act as such), such appointment being coupled with an interest, to execute, deliver and file such financing statements and other instruments as the Mortgagee may require in order to perfect and maintain such security interest under the UCC on the aforesaid collateral.

         To have and to hold the same unto the Mortgagee and its successors and assigns, forever, for and on behalf of the Lenders and the L/C Issuer.

         Provided, however, that if the Mortgagor shall pay to the Lenders and the L/C Issuer the Lender Obligations, and if the Mortgagor shall keep and perform each of its other covenants, conditions and agreements set forth herein and in the other Loan Documents, then, upon the termination of all obligations, duties and commitments of the Mortgagor under the Lender Obligations and this Mortgage, the estate hereby granted and conveyed shall become null and void.

         This Mortgage is an "Open-End Mortgage" as set forth in 42 PA. C.S.A.
Section 8143 and secures obligations up to a maximum principal amount of indebtedness outstanding at any time equal to $150,000,000, plus accrued and unpaid interest, including, but not limited to, advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage, expenses incurred by the Mortgagee by reason of default by the Mortgagor under this Mortgage and advances for construction, alteration or renovation on the Mortgaged Property or for any other purpose, together with all other sums due hereunder or secured hereby. All notices to be given to the Mortgagee pursuant to 42 PA. C.S.A. Section 8143 shall be given as set forth in
Section 17 of this Mortgage.

         1. REPRESENTATIONS AND WARRANTIES. The Mortgagor represents and warrants to the Mortgagee that the Mortgagor has good and marketable title to an estate in fee simple absolute in the Land and Improvements and has all right, title and interest in all other property constituting a part of the Mortgaged Property, in each case free and clear of all Liens, except for Permitted Liens. This Mortgage is a valid and enforceable first Lien on the Mortgaged Property (except for Permitted Liens), and the Mortgagee shall, subject to the Mortgagor's right of possession prior to an Event of Default, quietly enjoy and possess the Mortgaged Property. The Mortgagor shall preserve such title as it warrants herein and the validity and priority of the Lien hereof and shall forever warrant and defend the same to the Mortgagee against the claims of all Persons and parties whomsoever.

         2. AFFIRMATIVE COVENANTS. Until all of the Lender Obligations shall have been fully paid, satisfied and discharged and the Credit Facility shall have terminated, the Mortgagor shall:

                  (a) PAYMENT AND PERFORMANCE OF LENDER OBLIGATIONS. Pay or cause to be paid and perform all Lender Obligations when due as provided in the Loan Documents.

                  (b) LEGAL REQUIREMENTS. Promptly comply with and conform in all material respects to all present and future Laws and all covenants, restrictions and conditions which may be applicable to the Mortgagor or to any of the Mortgaged Property (collectively, the "LEGAL REQUIREMENTS").

                  (c) IMPOSITIONS. Except as otherwise permitted by the Credit Agreement, before interest or penalties are delinquent thereon and otherwise when due, the Mortgagor shall pay all taxes of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments

(including, without limitation, any condominium or planned unit development assessments, if any), levies, permits, inspection and license fees, all water and sewer rents and charges, and all other charges and Liens, whether of a like or different nature, imposed upon or assessed against the Mortgagor or any of the Mortgaged Property. The obligations referred to in this Section are hereinafter collectively referred to as the "IMPOSITIONS". The Mortgagor shall deliver to the Mortgagee evidence acceptable to the Mortgagee of any such payment, promptly upon any request therefor by the Mortgagee. The Mortgagor's obligation to pay the Impositions which were imposed upon or assessed against the Mortgagor or the Mortgaged Property up to any date on which the Mortgagee or its assignee takes title to the Mortgaged Property, whether through foreclosure, deed-in-lieu or otherwise, shall survive the Mortgagee's or any assignee's taking title to the Mortgaged Property through foreclosure, deed-in-lieu or otherwise.

                  (d) MAINTENANCE OF SECURITY. The Mortgagor shall keep the Mortgaged Property in good condition and order and in a rentable and tenantable state of repair and will make or cause to be made, as and when necessary, all repairs, renewals, and replacements, structural and nonstructural, exterior and interior, foreseen and unforeseen, ordinary and extraordinary, provided, however, that no material structural repairs, renewals or replacements shall be made without the Mortgagee's prior written consent, which consent shall not be unreasonably withheld or delayed. The Mortgagor shall not remove or demolish the Mortgaged Property, nor commit or suffer waste with respect thereto, nor permit the Mortgaged Property to become deserted or abandoned. The Mortgagor shall permit the Mortgagee and its agents at any time, and from time to time, upon five (5) days' notice and during normal business hours, to enter upon and visit the Mortgaged Property for the purpose of inspecting and appraising the same; provided, however, that no notice of an inspection or appraisal need be given when a Default or Event of Default exists. The Mortgagor covenants and agrees not to take or permit any action with respect to the Mortgaged Property which will in any material manner impair the security of this Mortgage.

                  (e) USE OF MORTGAGED PROPERTY. The Mortgagor shall use, and permit others to use, the Mortgaged Property only for its present use or such other uses as permitted by applicable Legal Requirements and approved in writing by the Mortgagee.

                  (f) BOOKS AND RECORDS. The Mortgagor shall maintain and the Mortgagee shall have access to, upon five (5) days' prior notice to the Mortgagor, complete and adequate books of account and other records relating to the operation and use of the Mortgaged Property as the Mortgagee may require. The Mortgagor shall permit the Mortgagee to photocopy such books and records.

         3. NEGATIVE COVENANTS. Until all of the Lender Obligations shall have been fully paid, satisfied and discharged:

                  (a) LEASES. The Mortgagor shall not (i) execute an assignment or pledge of the Rents and/or the Leases other than in favor of the Mortgagee;
(ii) accept any prepayment of an installment of any Rents more than one (1) month prior to the due date of such installment; or (iii) enter into or amend any of the terms of any of the Leases without the Mortgagee's prior written consent which consent shall not be unreasonably withheld or delayed. Any or all leases or subleases of all or any part of the Mortgaged Property shall be subject in all respects to the prior written consent of the Mortgagee, not to be unreasonably withheld or delayed, shall be subordinated to this Mortgage and to the rights of the Mortgagee and, together with any and all rents, issues or profits relating thereto, shall be assigned at the time of execution to the

Mortgagee as additional collateral security for the Lender Obligations, all in such form, substance and detail as is satisfactory to the Mortgagee in its sole discretion. The Mortgagee agrees to execute and deliver any non-disturbance agreements reasonably requested by the Mortgagor.

                  (b) TRANSFER. The Mortgagor shall not sell, convey or otherwise transfer any interest in the Mortgaged Property (whether voluntarily or by operation of law), or agree to do so, without the Mortgagee's prior written consent. For the purpose of, and without limiting the generality of the foregoing, the occurrence at any time of any of the following events except as may be permitted pursuant to the Credit Agreement, without the Mortgagee's prior written consent, shall be deemed to be an unpermitted transfer of title to the Mortgaged Property: (i) any sale, conveyance, assignment, or other transfer of (including installment land sale contracts), or the grant of a security interest in, all or any part of the legal and/or equitable title to the Mortgaged Property; (ii) any lease of all or any portion of the Mortgaged Property, except as may otherwise be permitted under this Mortgage; or (iii) any sale, conveyance, assignment, or other transfer of, or the grant of a security interest in, any equity interest of the Mortgagor.

         4. INSURANCE.

                  (a) The Mortgagor shall keep the Mortgaged Property continuously insured in accordance with the provisions of Section 6.05 of the Credit Agreement.

                  (b) If the Mortgaged Property is located in an area which has been identified by any Governmental Authority as a flood hazard area or the like, then the Mortgagor shall maintain a flood insurance policy covering the Improvements in an amount not less than the original principal amount of the Lender Obligations or the maximum limit of coverage available under the federal program, whichever amount is less.

                  (c) If the Mortgagor shall not at any time comply with the terms of this Section, irrespective of the passage of any grace period, the Mortgagee may cure such non-compliance and may purchase such insurance as it may elect. The Mortgagor shall reimburse the Mortgagee on demand for any costs incurred by the Mortgagee in connection with any such actions, together with interest at the rate set forth in Section 2.08(c) of the Credit Agreement. Any such actions by the Mortgagee shall not constitute a waiver of any non-compliance of the terms of this Mortgage by the Mortgagor.

         5. RIGHTS OF MORTGAGEE TO INSURANCE PROCEEDS. In the event of loss, the Mortgagee shall have the exclusive right to adjust and compromise (with the Mortgagor's consent, which consent shall not be required if an Event of Default exists), and collect all insurance claims, and no Mortgagor shall adjust, collect or compromise any claims under said policies without the prior written consent of the Mortgagee. Each insurer is hereby authorized and directed to make payment under said policies, including return of unearned premiums, directly to Mortgagee instead of to the Mortgagor and the Mortgagee jointly, and the Mortgagor appoints the Mortgagee, or any of its officers, directors, employees or authorized agents as the Mortgagee may select, as the Mortgagor's attorney-in-fact to endorse any draft therefor. All insurance proceeds shall be payable to the Mortgagee and such proceeds may, at the Mortgagee's sole option, be applied to all or any part of the Lender Obligations and in any order (notwithstanding that such Lender Obligations may not then otherwise be due and payable) or to the repair and restoration of any of the Mortgaged Property under such terms and conditions as the Mortgagee may impose; provided, however, that if no Default or Event of Default exists, and if the Mortgagee determines in its reasonable discretion that the Mortgaged Property can be satisfactorily repaired or restored, then the insurance proceeds shall be applied to repair or restore the Mortgaged Property under such terms and conditions as the Mortgagee may impose. The Mortgagee shall not be deemed to have elected any option made available pursuant to this Section 5 until such option is elected specifically in writing. Until so elected, the Mortgagee shall not in any circumstances be deemed to have waived its right to make such election.

         6. CONDEMNATION. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation or taking by eminent domain of any of the Mortgaged Property, shall notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor shall deliver to the Mortgagee all instruments requested by it to permit such participation. Any award or compensation for property taken or for damage to property not taken, whether as a result of such proceedings or in lieu thereof, is hereby assigned to and shall be received and collected directly by the Mortgagee, and any award or compensation shall be applied, at the Mortgagee's option, to any part of the Lender Obligations and in any order (notwithstanding that any of such Lender Obligations may not then be due and payable) or to the repair and restoration of any of the Mortgaged Property under such terms and conditions as the Mortgagee may impose; provided, however, that if no Default or Event of Default exists, and if the Mortgagee determines in its reasonable discretion that the Mortgaged Property can be satisfactorily repaired or restored, then the award or compensation shall be applied to repair or restore the Mortgaged Property under such terms and conditions as the Mortgagee may impose. The Mortgagee shall not be deemed to have elected any option made available pursuant to this Section 6 until such option is elected specifically in writing. Until so elected, the Mortgagee shall not in any circumstances be deemed to have waived its right to make such election.

         7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

                  (a) Any "Event of Default" (as defined in the Credit Agreement) of the Credit Agreement relating to violations of any term, agreement, covenant, condition set forth in any Loan Document (including, without limitation, this Mortgage); or

                  (b) The Mortgagor or any other obligor or guarantor of any of the Lender Obligations, shall at any time deliver or cause to be delivered to the Mortgagee a notice pursuant to 42 PA. C.S.A. Section 8143 electing to limit the indebtedness secured by this Mortgage.

         8. RIGHTS AND REMEDIES OF MORTGAGEE. If an Event of Default occurs, the Mortgagee may, at its option without demand, notice or delay, do one or more of the following:

                  (a) The Mortgagee may exercise any remedy available to it pursuant to the Credit Agreement or any of the other Loan Documents;

                  (b) The Mortgagee may (i) institute and maintain an action of mortgage foreclosure against the Mortgaged Property and the interest of the Mortgagor therein, (ii) institute and maintain an action on any instruments evidencing the Lender Obligations or any portion thereof, and (iii) take such other action at law or in equity for the enforcement of any of the Loan Documents as the law may allow, and in each such action the Mortgagee shall be entitled to all costs of suit and attorneys fees;

                  (c) The Mortgagee may, in its sole and absolute discretion, and without releasing the Mortgagor or any other obligor or guarantor from any obligation under any of the Loan Documents and without waiving any Event of
Default: (i) collect any or all of the Rents, including any Rents past due and unpaid, (ii) perform any obligation or exercise any right or remedy of the Mortgagor under any Lease, or (iii) enforce any obligation of any tenant of any of the Mortgaged Property. The Mortgagee may exercise any right under this subsection (c), whether or not the Mortgagee shall have entered into possession of any of the Mortgaged Property, and nothing herein contained shall be construed as constituting the Mortgagee a "mortgagee in possession", unless the Mortgagee shall have entered into and shall continue to be in actual possession of the Mortgaged Property. The Mortgagor hereby authorizes and directs each and every present and future tenant of any of the Mortgaged Property to pay all Rents directly to the Mortgagee and to perform all other obligations of that tenant for the direct benefit of the Mortgagee, as if the Mortgagee were the landlord under the Lease with that tenant, immediately upon receipt of a demand by the Mortgagee to make such payment or perform such obligations. The Mortgagor hereby waives any rights, claims or demands it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to the Mortgagee, and any such payment or performance to the Mortgagee shall discharge the obligations of the tenant to make such payment or performance to the Mortgagor; and

                  (d) The Mortgagee shall have the right, in connection with the exercise of its remedies hereunder, to the appointment of a receiver to take possession and control of the Mortgaged Property and/or to collect the Rents, without notice and without regard to the adequacy of the Mortgaged Property to secure the Lender Obligations. A receiver while in possession of the Mortgaged Property shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Mortgaged Property, or to make and keep them rentable to the best advantage, and the Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by the Mortgagee or by a receiver shall be added to and become a part of the Lender Obligations secured by this Mortgage.

         9. APPLICATION OF PROCEEDS. The Mortgagee shall apply the proceeds of any foreclosure sale of, or other disposition or realization upon, or Rents or profits from, the Mortgaged Property to satisfy the Lender Obligations in such order of application as the Mortgagee shall determine in its exclusive discretion and in a manner consistent with the terms of the Credit Agreement.

         10. SALE IN PARCELS OR UNITS. In case any sale under this Mortgage occurs by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel or unit and as an entity, or in such parcels or units, and in such manner or order, as the Mortgagee in its sole discretion may elect.

         11. REMEDIES CUMULATIVE. All remedies contained in this Mortgage are cumulative and the Mortgagee also has all other remedies provided by law or in equity or in any of the other Loan Documents. No delay or failure by the Mortgagee to exercise any right or remedy under this Mortgage will be construed to be a waiver of that right or remedy or a waiver of any Event of Default. The Mortgagee may exercise any one or more of its rights and remedies without regard to the adequacy of its security.

         12. INSTALLMENTS FOR INSURANCE, TAXES AND OTHER CHARGES. Without limiting the effect of any other provision of this Mortgage, the Mortgagor shall, after the occurrence of an Event of Default if requested by the Mortgagee, pay to the Mortgagee monthly, an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove and the annual Impositions and any other item which at any time may be or become a lien upon the Mortgaged Property (the "ESCROW CHARGES"); and on demand, from time to time, the Mortgagor shall pay to the Mortgagee any additional sums necessary to pay when due all Escrow Charges. No amount so paid to the Mortgagee shall be deemed to be trust funds but may be commingled with general funds of the Mortgagee, nor shall any sums paid bear interest. The Mortgagee shall have no obligation to pay any insurance premium or Imposition if at any time the funds being held by the Mortgagee for such premium or Imposition are insufficient to make such payments and the Mortgagor shall, within ten days of the date of demand by the Mortgagee, pay the amount of such insufficiency to the Mortgagee. The Mortgagee shall have the right, at its election, to apply any amount so held against the Lender Obligations due and payable in such order as the Mortgagee may deem fit, and the Mortgagor hereby grants to the Mortgagee a Lien upon and security interest in such amounts for such purpose.

         13. MORTGAGEE'S RIGHT TO PROTECT SECURITY. The Mortgagee is hereby authorized to do any one or more of the following, irrespective of whether an Event of Default has occurred: (a) appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Mortgagee hereunder; (b) take such action as the Mortgagee may determine to pay, perform or comply with any Impositions or Legal Requirements to the extent such performance or compliance is required pursuant to the terms of this Mortgage, to cure any Events of Default and to protect its security in the Mortgaged Property.

         14. MORTGAGEE'S COSTS AND EXPENSES. In the event of an Event of Default or the exercise by the Mortgagee of any of its rights hereunder, or if the Mortgagee shall become a party, either as plaintiff or defendant or otherwise, to any suit or legal proceeding affecting any of the Mortgaged Property or the Lender Obligations, or if review and approval of any document, or any other matter related to any of the Lender Obligations, is required by, or requested of, the Mortgagee, the Mortgagor shall pay to the Mortgagee on demand its costs, expenses and reasonable attorneys fees incurred in connection therewith. If such amounts are not paid, they shall be added to the principal secured hereby, shall be included as part of the Lender Obligations and shall bear interest at the rate of interest set forth in Section 2.08(c) of the Credit Agreement from the date of demand.

         15. FURTHER ASSURANCES. The Mortgagor agrees to execute such further assurances, documents and instruments as may be desirable by the Mortgagee for the purposes of further evidencing, carrying out and/or confirming this Mortgage and for all other purposes intended by this Mortgage.

         16. ENVIRONMENTAL MATTERS.

                  (a) The Mortgagor represents and warrants that to the best of its knowledge (i) the Mortgaged Property is and has been in compliance, in all material respects, with all applicable local, state and federal environmental laws, rules and regulations; and (ii) there have been no releases of any chemical, material, substance or waste which is a threat to the public health, safety or welfare or the environment or the health of living organisms, or any hazardous, toxic, contaminating or polluting substance as defined by any environmental law, rule or regulation (individually and collectively "HAZARDOUS SUBSTANCES").

                  (b) Mortgagor will ensure that the Mortgaged Property remains in compliance, in all material respects, with all local, state and federal environmental laws, rules and regulations, and that it will not place or permit to be placed on the Mortgaged Property any Hazardous Substances, except as not prohibited by applicable environmental laws, rules or regulations, or in such quantities as to not constitute a hazard to the environment or subject the Mortgagor to prosecution or liability in connection therewith.

                  (c) Mortgagor will employ in connection with its use of the Mortgaged Property appropriate technology as the Mortgagor determines reasonably necessary to maintain compliance in all material respects with any applicable environmental law, rule or regulation and dispose of any and all Hazardous Substances generated at the Mortgaged Property only at facilities and with carriers that maintain valid permits under applicable environmental laws, rules and regulations.

                  (d) In the event the Mortgagor obtains, gives or receives notice of any release or threat of release of a reportable quantity of any Hazardous Substances at the Mortgaged Property or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Mortgaged Property, or any demand letter, complaint, order, citation or other written notice with regard to any Hazardous Substances or violation of any environmental law, rule or regulation, affecting the Mortgaged Property from any person or entity, including any state agency responsible in whole or in part for environmental matters in the state in which the Mortgaged Property is located or the United States Environmental Protection Agency (any such person or entity is hereinafter referred to as the "AUTHORITY"), then the Mortgagor shall, within five (5) days, give written notice of the same to the Mortgagee detailing facts and circumstances of which the Mortgagor is aware in connection therewith. Such information is to be provided to allow Mortgagee to protect its security interest in the Mortgaged Property and is not intended to create any obligation upon the Mortgagee with respect thereto.

                  (e) Mortgagor shall promptly forward to the Mortgagee copies of any request for information, notification of material potential liability, demand letter for information, notification of material potential liability, demand letter relating to material potential responsibility with respect to the investigation or cleanup of Hazardous Substances at the Mortgaged Property and shall continue to forward to the Mortgagee copies of material correspondence between the Mortgagor and the Authority regarding such claims until the claims are settled. The Mortgagor shall promptly forward to the Mortgagee copies of all documents and reports concerning Hazardous Substances at the Mortgaged Property that the Mortgagor is required to file under any environmental law, rule or regulation. Such information is to be provided to allow the Mortgagee to protect its security interest in the Mortgaged Property and is not intended to create any obligation upon the Mortgagee with respect thereto.

                  (f) If the Mortgagor shall fail to comply with any of the material requirements of any environmental law, rule or regulation, the Mortgagee may, at its election, but without the obligation to do so, for the sole purpose of protecting its security interest in the Mortgaged Property, enter onto the Mortgaged Property (or authorize third parties to enter onto the Mortgaged Property) and take such actions as the Mortgagee (or such third parties as directed by the Mortgagee) deems reasonably necessary or advisable, after consultation with the

Mortgagor, to comply with the requirements of such environmental laws, rules and regulations including but not limited to cleaning up, removing, mitigating or otherwise dealing with any release of Hazardous Substances. All reasonable costs and expenses incurred by the Mortgagee (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the highest rate set forth in the then outstanding Notes, shall be paid upon demand by the Mortgagor, and until paid shall be added to and become a part of the indebtedness secured hereby.

                  (g) Mortgagor shall defend and indemnify the Mortgagee and the Lenders and hold the Mortgagee and the Lenders harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including reasonable attorney's fees, suffered or incurred by the Mortgagee and the Lenders, whether as a mortgagee in possession, or as successor-in-interest to the Mortgagor, or otherwise, under or on account of any environmental law, rule or regulation, including the assertion of any lien thereunder, with respect to any release of Hazardous Substances, the presence of any Hazardous Substances affecting the Mortgaged Property, whether or not the same originates or emanates from the Mortgaged Property or any contiguous real estate, including any loss of value of the Mortgaged Property as a result of the foregoing so long as no such loss, liability, damage and expense is attributable to any release of Hazardous Substances resulting from actions on the part of the Mortgagee or the Lenders. The Mortgagor's obligations under this Section 16 shall arise upon the discovery of the presence of any Hazardous Substances at the Mortgaged Property, whether or not any Authority has taken or threatened any action in connection with the presence of any Hazardous Substances. The Mortgagor's obligation and the indemnification hereunder shall survive foreclosure or other exercise by Mortgagee of any remedy hereunder and the payment in full of the indebtedness secured hereby and the satisfaction in full of the other obligations secured hereby.

         17. NOTICES.

                  (a) Except as otherwise provided in this Mortgage, all notices required to be delivered pursuant to this Mortgage shall be in writing and shall be delivered in accordance with, and to the addresses set forth in, and shall become effective in accordance with, Section 10.04 of the Credit Agreement. The giving of any notice required hereunder may be waived.

                  (b) All notices given to the Mortgagee pursuant to 42 PA. C.S.A. Section 8143(c) shall be given to the Mortgagee in accordance with this
Section 17 and must be signed by all parties necessary to bind the Mortgagor in accordance with the applicable documents of formation of the Mortgagor and all applicable laws.

         18. CERTAIN WAIVERS. The Mortgagor hereby waives and releases all benefits that might accrue to the Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment, and, unless specifically required herein, all notices of the Mortgagor's default or of the Mortgagee's election to exercise, or the Mortgagee's actual exercise of any option under this Mortgage or any other Loan Document.

         19. GOVERNING LAW; SEVERABILITY. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. IF ANY

PROVISION OF THIS MORTGAGE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS MORTGAGE.

         20. AMENDMENTS. No provision of this Mortgage may be amended, supplemented, waived or otherwise modified, except by means of a writing executed by the Mortgagor and the Mortgagee, and then only to the extent set forth in such writing. Any amendment, supplement, waiver or other modifications to or of this Mortgage, or any consent hereunder, shall be made or given by the Mortgagee only with the consent of all the Lenders or the Required Lenders, as required pursuant to Section 10.01 of the Credit Agreement.

         21. BINDING EFFECT. The covenants, conditions and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the parties hereto and their respective successors and assigns; provided, however, that the Mortgagor may not assign this Mortgage without the prior written consent of the Mortgagee, which may be given or withheld in the Mortgagee's exclusive discretion. Any act or agreement to be done or performed by the Mortgagor shall be construed as a covenant running with the Land and shall be binding upon the Mortgagor and any of its successors and assigns as if they had personally made such agreement.

         22. CONSTRUCTION. Unless the context of this Mortgage otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder" and similar terms in this Mortgage refer to this Mortgage as a whole and not to any particular provision of this Mortgage. The section headings contained in this Mortgage are for reference purposes only and shall not control or affect the construction of this Mortgage or the interpretation thereof in any respect.

         23. DEFINED TERMS. All capitalized terms used herein as defined terms which are not defined herein but which are defined in the Credit Agreement shall have the meanings given them in the Credit Agreement.

         24. FORUM. THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT MAY BE COMMENCED IN THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND THE PARTIES HERETO AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN EITHER OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO THE PARTIES AT THEIR ADDRESSES DESCRIBED IN SECTION 10.04 OF THE CREDIT AGREEMENT, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. FURTHER, THE MORTGAGOR HEREBY SPECIFICALLY CONSENTS TO THE PERSONAL JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA AND THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA SITTING IN PITTSBURGH, PENNSYLVANIA AND WAIVES AND HEREBY ACKNOWLEDGES THAT IT IS ESTOPPED FROM RAISING ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY CLAIM THAT EITHER

SUCH COURT LACKS PROPER VENUE OR ANY CLAIM THAT EITHER SUCH COURT LACKS PERSONAL JURISDICTION OVER THE MORTGAGOR SO AS TO PROHIBIT EITHER SUCH COURT FROM ADJUDICATING ANY ISSUES RAISED IN A COMPLAINT FILED WITH EITHER SUCH COURT AGAINST THE MORTGAGOR BY THE MORTGAGEE CONCERNING THIS MORTGAGE OR PAYMENT TO THE MORTGAGEE. THE MORTGAGOR HEREBY ACKNOWLEDGES AND AGREES THAT THE EXCLUSIVE CHOICE OF FORUM CONTAINED IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THE LOAN DOCUMENTS TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

         25. WAIVER OF JURY TRIAL. IN ORDER TO EXPEDITE THE RESOLUTION OF ANY DISPUTES WHICH MAY ARISE UNDER THIS MORTGAGE, AND IN LIGHT OF THE COMPLEXITY OF THE TRANSACTIONS CONTEMPLATED UNDER THIS MORTGAGE, THE PARTIES HERETO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT TO WHICH THEY MAY BE PARTIES, WHETHER ARISING OUT, UNDER, OR BY REASON OF THIS MORTGAGE OR ANY OTHER TRANSACTION BETWEEN THEM OF ANY KIND OR NATURE, AND EACH PARTY ACKNOWLEDGES THAT SUCH WAIVER HAS BEEN SPECIFICALLY NEGOTIATED AS PART OF THIS MORTGAGE.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed as a document under seal as of the day and year first above written.

WITNESS/ATTEST:                                 THE CARBIDE/GRAPHITE GROUP, INC.


By:                                             By:                       (SEAL)
   ----------------------------------              -----------------------
Name:                                           Name:
     --------------------------------                ---------------------------
Title:                                          Title:
      -------------------------------                 --------------------------

                            CERTIFICATE OF RESIDENCE


         The undersigned certifies that the residence of the Mortgagee is Fifth Avenue and Wood Streets, Pittsburgh, Pennsylvania 15222.


                                              PNC BANK, NATIONAL ASSOCIATION, as
                                              Agent

                                              By:                         (SEAL)
                                                 -------------------------
                                              Name: Mark W. Rutherford
                                              Title: Senior Vice President





This instrument prepared by, and after recording return to:

                                    Henry S. Pool
                                    Tucker Arensberg, P.C.
                                    1500 One PPG Place
                                    Pittsburgh, PA 15222
                                    (412) 594-5522

                                 ACKNOWLEDGEMENT


COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF ALLEGHENY           )


         On this, the ___ day of April, 1999, before me, a Notary Public, the undersigned officer, personally appeared __________, who acknowledged himself to be the ____________________ of THE CARBIDE/GRAPHITE GROUP, INC., a Delaware corporation, the Mortgagor, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein stated, by signing the name of such corporation by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                            ---------------------------------------
                                  Notary Public



                             My Commission Expires:

                                    EXHIBIT A

                     LEGAL DESCRIPTION OF MORTGAGED PROPERTY

                             COMPLIANCE CERTIFICATE

           [For the Fiscal _______ [Quarter/Year] Ended ____________]


                  Reference is hereby made to that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as from time to time amended (the "Agreement"), by and among THE CARBIDE/GRAPHITE GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto and PNC BANK, NATIONAL ASSOCIATION, in its capacity as L/C Issuer (as hereinafter defined) and as agent for the L/C Issuer and the Lenders under this Agreement (in such capacity, as more fully defined below, the "Agent"). All capitalized terms used herein as defined terms which are not defined herein but which are defined in the Agreement shall herein have the respective meanings specified in the Agreement.

         This Compliance Certificate (this "Certificate") is being delivered to the Lenders, pursuant to the reporting requirements of Subsection 6.02(iii) of the Agreement, simultaneously with the delivery of the financial statements for the accounting period referred to above.

         The undersigned hereby certifies that he/she is ___ [the/a] ___________________ of ___________________, and that, as such officer, he/she is an Authorized Officer of the Borrower and is duly authorized to execute and deliver this Certificate for and on behalf of the Borrower.

         The undersigned further certifies on behalf of the Borrower that all computations and determinations as to accounting or financial matters which are contained in this Certificate have been made in accordance with GAAP (including principles of consolidation where appropriate), and that, except to the extent expressly defined otherwise in the Agreement, all accounting and financial terms used in this Certificate have the meanings ascribed to such terms by GAAP.

         The undersigned hereby further certifies on behalf of the Borrower, on and as of the date of this Certificate, as follows:

                  1. Events of Default and Defaults. The undersigned has reviewed the terms of the Agreement and of the Notes and has made, or caused to be made under his/her supervision, a review of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements being delivered simultaneously herewith. Such review has not disclosed the existence at any time during such accounting period, and the undersigned does not have any knowledge of the existence as at the date of this Certificate, of any condition or event which constitutes an Event of Default or a Default, except for the following:

         [If none, insert "None." If any Event of Default or Default existed at any time during such accounting period or exists at the date of this Certificate, specify below in reasonable detail (i) the nature and period of existence of such Event of Default or Default and (ii) what actions the Borrower has taken, are taking, or propose to take with respect thereto.]

                                  EXHIBIT "F-1"

                  2. Section 7.12 Minimum Consolidated Tangible Net Worth.

                           (a) As of ____________ [insert date of current financial statements], the Borrower's Consolidated Tangible Net Worth was $______________.

                           (b) Fifty percent (50%) of the consolidated positive net income for each Fiscal Quarter ending after January 31, 1999 of the Borrower and its Subsidiaries was equal to $_________________;

                           (c) The aggregate amount of all increases to equity from the issuance by the Borrower after January 31, 1999, of further equity securities or other equity capital investments was equal to $________________.

                           (d) The sum of (i) the amounts specified in items 2(b) and 2(c) and (ii) $78,000,000 above, is equal to $_______________.

Under Subsection 7.12 of the Agreement, the amount specified in item 2(a) above is required to be greater than the amount specified in item 2(d) above; therefore, the Borrower ______ [is/is not] in compliance with Subsection 7.12 of the Agreement.

                  3. Section 7.13 Interest Coverage. As at __________ [insert date of current financial statements], computed on a rolling four quarter basis:

                           (a) The Borrower's EBITDA was $_______________;

                           (b) The Borrower's Cash Interest Expense was
         $_______________; and

                           (c) The ratio of (i) the amount specified in item 3(a) above to (ii) the amount specified in item 3(b) above, is equal to ____ to 1.0.

Under Section 7.13 of the Agreement, the ratio specified in item 3(c) above is not permitted to be less than 3.5 to 1.0; therefore, the Borrower _______ [is/is not] in compliance with Section 7.13 of the Agreement. Note that in calculating Interest Coverage the Special Reserve may be included in calculating the Borrower's EBITDA by treating it as an extraordinary or unusual loss pursuant to item (a)(v) of the definition of EBITDA contained in Section 1.01 of the Agreement.

                  4. Section 7.14 Leverage Ratio. As of _________ [insert date of current financial statements], computed on a rolling four quarter basis:

                           (a) The Borrower's Consolidated Total Indebtedness was $_______________;

                           (b) The Borrower's EBITDA was $_______________; and

                           (c) The ratio of the amount specified in item 4(a) above to the amount specified in item 4(b) above is ___________.

Under Section 7.14 of the Agreement, the ratio specified in item 4(c) above is not permitted to exceed for the applicable period the amount set forth opposite such period below:

------------------------------------------------- ---------------------------------------------
                                                         CONSOLIDATED TOTAL INDEBTEDNESS
                     PERIOD                                      TO EBITDA RATIO
------------------------------------------------- ---------------------------------------------
From the Third Amendment Effective Date through
April 29, 2002                                                    3.75 to 1.00
------------------------------------------------- ---------------------------------------------
From April 30, 2002 through April 29, 2003
                                                                  3.50 to 1.00
------------------------------------------------- ---------------------------------------------
On and after April 30, 2003                                       3.00 to 1.00
------------------------------------------------- ---------------------------------------------

In determining compliance with Section 7.14, the Special Reserve may be included in calculating Borrower's EBITDA by treating it as an extraordinary or unusual loss pursuant to item (a)(v) of the definition of EBITDA contained in Section
1.01 of the Agreement. The Borrower _______ [is/is not] in compliance with
Section 7.14 of the Agreement.

                  5. Section 7.15 Operating Leases. As at ____________ [insert date of current financial statements]:

                           (a) The Borrower's operating lease rentals for the current Fiscal Year, including both lease payments made to date for such Fiscal Year and lease payments to be made during the remainder of such Fiscal Year, is $_____________;

Under Section 7.15 of the Agreement, the amount specified in item 5(a) above is not permitted to be more than $5,000,000; therefore, the Borrower _______ [is/is not] in compliance with Section 7.15 of the Agreement.

           [Include paragraph 6 in fiscal-year-end Certificates only]

                  6. Insurance. The Borrower and its Subsidiaries have in force all insurance required by Section 6.05 of the Agreement, and such insurance is adequate in nature and amount and complies with the obligations of the Borrower and its Subsidiaries under said Section 6.05.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has duly executed this Compliance Certificate as said officer, for and on behalf of the Borrower, on this ______ day of _______________, _____.

                                             THE CARBIDE/GRAPHITE GROUP, INC., a
                                             Delaware corporation


                                             By:__________________________
                                             Name:________________________
                                             Title:_______________________

                           A CREDIT LINE DEED OF TRUST


                            CREDIT LINE DEED OF TRUST
                             AND SECURITY AGREEMENT


                  THIS CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT (as more fully defined below, the "DEED OF TRUST"), made and entered into as of the 30th day of April, 1999, by and among SEADRIFT COKE, L.P., a Texas limited partnership having its principal executive office and place of business at Highway 185 South, North Seadrift, Texas 77983 (referred to herein as the "GRANTOR"),

                                       AND

MARK W. RUTHERFORD, a resident of the Commonwealth of Pennsylvania having an address at 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222 ("TRUSTEE"),

                                       AND

PNC BANK, NATIONAL ASSOCIATION, the beneficial holder hereof and a national banking association organized and existing under the laws of the United States of America, having an office at One PNC Plaza, 249 Fifth Avenue in the City of Pittsburgh, County of Allegheny and Commonwealth of Pennsylvania 15222 ("BENEFICIARY") as Agent for the Lenders which are party to that certain Revolving Credit and Letter of Credit Issuance Agreement by and among The Carbide/Graphite Group, Inc., said Lenders and the Beneficiary, as Agent for such Lenders.


                                   WITNESSETH:


                  WHEREAS, The Carbide/Graphite Group, Inc., a Delaware corporation (the "BORROWER"), has entered into that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997 (the Revolving Credit and Letter of Credit Issuance Agreement together with all amendments, extensions, renewals, substitutions and replacements thereto or thereof from time to time, the "Credit Agreement") with the Lenders (as defined in the Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit under the terms of the Credit Agreement for the account of the Borrower (in such capacity, as more fully defined in the Credit Agreement, the "L/C ISSUER") and as agent for the L/C Issuer and the Lenders under the Credit Agreement, pursuant to which the Lenders agree (a) to make available to the Borrower a Revolving Credit Commitment and to make Revolving Credit Loans to the Borrower in a maximum aggregate principal amount not to exceed One Hundred and Fifty Million Dollars ($150,000,000), which indebtedness will be evidenced by one or more Revolving Credit Notes dated September 25, 1997 (such Revolving Credit Notes together with all amendments, extensions, renewals, substitutions and replacements thereto or thereof from time to time (including without limitation any replacement notes issued pursuant to Section 10.05 of the Credit Agreement), individually a "REVOLVING CREDIT NOTE" and collectively the "REVOLVING CREDIT NOTES") in an aggregate principal face amount of One Hundred and Fifty Million Dollars ($150,000,000), (b) to make available to the



                                  EXHIBIT "M-2"

Borrower a Swingline Option in an aggregate principal amount not to exceed Five Million Dollars ($5,000,000) which indebtedness will be evidenced by a Swingline Note dated September 25, 1997 executed by the Borrower in favor of PNC Bank, National Association (such Swingline Note together with all amendments, extensions, renewals, substitutions and replacements thereto and thereof from time to time, the "SWINGLINE NOTE"; the Revolving Credit Notes and the Swingline Note sometimes collectively referred to herein as the "NOTE" or the "NOTES"), and (c) to make available to the Borrower a letter of credit subfacility pursuant to which the L/C Issuer will issue Letters of Credit with a Stated Amount in a maximum aggregate principal amount for the account of the Borrower not to exceed Fifteen Million Dollars ($15,000,000); and

                  WHEREAS, the Grantor is a wholly-owned Subsidiary of the Borrower and under the terms of the Credit Agreement the Borrower may borrow the amounts of the credit availability under the Credit Agreement for its corporate purposes, including without limitation to make advances to the Grantor, and may obtain one or more Letters of Credit under the terms of the Credit Agreement for the corporate purposes of the Borrower, including without limitation Letters of Credit to support the obligations of the Grantor; and

                  WHEREAS, Grantor has executed that certain Subsidiary Guaranty Agreement dated as of September 25, 1997 (the Subsidiary Guaranty Agreement together with all amendments, extensions, renewals, substitutions and replacements hereto or hereof from time to time, the "SUBSIDIARY GUARANTY") by Grantor in favor of the Beneficiary to secure the repayment of all Lender Obligations incurred by the Borrower under the Credit Agreement and the other Loan Documents; and

                  WHEREAS, to secure the obligations and liabilities of the Grantor under the Subsidiary Guaranty and to further secure the repayment of the Lender Obligations, Debtor has agreed to assign and pledge to Beneficiary (for the benefit of the Beneficiary, Lenders and L/C Issuer), and to grant to Beneficiary (for the benefit of the Beneficiary, Lenders and L/C Issuer) a lien and security interest on and in, certain property of the Grantor; and

                  WHEREAS, Grantor has good and marketable right, title and interest in and to all the property which is subject to this Deed of Trust; and

                  WHEREAS, each of the terms used herein (including the preamble and these recitals to this Deed of Trust) as a defined term which is not defined herein but which is defined in the Credit Agreement shall have the meaning herein ascribed to such term in the Credit Agreement.

                  NOW, THIS INDENTURE WITNESSETH, That for good and valuable consideration including the payment of the sum of Ten Dollars ($10.00) unto Grantor in hand well and truly paid by the Beneficiary at and before the execution and delivery hereof, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, and for the purpose of securing the performance of all of the terms and provisions contained in the Notes including the payment of the Notes (including all advances heretofore and hereafter made and evidenced by the Notes) and interest thereon unto the Beneficiary, the Lenders and their respective successors and assigns, according to the provisions and conditions of the Notes, and for the purpose of securing the performance by the Grantor of all of the terms and provisions contained in this Deed of Trust, as it may be amended, restated, modified or supplemented from time to time (this Deed of Trust as it may be amended, restated, modified or supplemented from time to time is hereinafter referred to as the "DEED OF TRUST") and the performance by the Grantor of all of the terms and provisions contained in the Subsidiary Guaranty, as well as for the purpose of securing all other indebtedness and other obligations of the Grantor to the Beneficiary, under and pursuant to the Loan Documents, whether now or hereafter existing or incurred and whether direct or indirect or otherwise the Grantor by these presents, does, WITH COVENANTS OF GENERAL WARRANTY, grant, convey and otherwise transfer IN TRUST unto the Trustee and his successors and assigns, all of Grantor's real and personal property (including fixtures and improvements) described below as well as all of Grantor's property relating thereto and all appurtenances belonging or in any wise appertaining thereto, whether now owned or hereafter acquired, and all of Grantor's rights, titles and interests in and to and relating to such property, and all products thereof and proceeds derived therefrom including proceeds of insurance, and does, WITH COVENANTS OF GENERAL WARRANTY, assign and pledge to the Beneficiary and his successors and assigns, and does, WITH COVENANTS OF GENERAL WARRANTY, grant to the Trustee and his successors and assigns a security interest in, all of Grantor's property (including fixtures and improvements) described below as well as all of Grantor's property relating thereto, and all appurtenances belonging or in any wise appertaining thereto, whether now owned or hereafter acquired, and all of Grantor's rights, titles and interests in and to and relating to such personal property, and all products thereof and proceeds derived therefrom including proceeds of insurance:

                  (a) All of the Grantor's estate in the premises described in Exhibit A, together with all of the easements, rights of way, privileges, liberties, hereditaments, gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the Grantor's estate, right, title, interest, claim and demand whatsoever therein and in the public streets and ways adjacent thereto, either in law or in equity (the "LAND");

                  (b) All the buildings, structures and improvements of every kind and description now or hereafter erected or placed on the Land, and all facilities, fixtures, machinery, apparatus, appliances, installations, machinery and equipment, including all building materials to be incorporated into such buildings, all electrical equipment necessary for the operation of such buildings and heating, air conditioning and plumbing equipment now or hereafter attached to, located in or used in connection with those buildings, structures or other improvements (the "IMPROVEMENTS");

                  (c) All rents, issues and profits arising or issuing from the Land and the Improvements (the "RENTS") including the Rents arising or issuing from all leases and subleases now or hereafter entered into covering all or any part of the Land and Improvements (the "LEASES"), all of which Leases and Rents are hereby assigned to the Trustee by the Grantor. The foregoing assignment shall include all cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The foregoing assignment extends to Rents arising both before and after the commencement by or against the Grantor of any case or proceeding under any Federal or State bankruptcy, insolvency or similar law, and is intended as an absolute assignment and not merely the granting of a security interest. The Grantor, however, shall have a license to collect, retain and use the Rents so long as no Event of Default shall have occurred and be continuing or shall exist. The Grantor will execute and deliver to the Trustee, on demand, such additional assignments and instruments as the Trustee may require to implement, confirm, maintain and continue the assignment of Rents hereunder;

                  (d) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims;

                  (e) And without limiting any of the other provisions of this Deed of Trust, the Grantor, as debtor, expressly grants unto the Mortgagee, as secured party, a security interest in all those portions of the Property ( as defined below) which may be subject to the Uniform Commercial Code provisions applicable to secured transactions under the laws of any state, and the Grantor will execute and deliver to the Trustee on demand such financing statements and other instruments as the Trustee may require in order to perfect and maintain such security interest under the UCC on the aforesaid collateral.

All of Grantor's real and personal property described above, and all of Grantor's rights, titles and interests in and to and relating to such property, are hereinafter referred to individually and collectively as the "PROPERTY".

                  TO HAVE AND TO HOLD the Property hereby granted, conveyed and otherwise transferred unto the Trustee and his successors and assigns IN TRUST and hereby assigned and pledged to the Beneficiary, its successors and assigns, to the only proper use and behoof of the Trustee and his successors and assigns and the Beneficiary and its successors and assigns forever, with power of sale.

                  In the event the Property covered by this Deed of Trust or any part thereof shall be condemned, taken, injured or destroyed for public use under the power of eminent domain or otherwise, the Grantor does hereby assign to the Trustee all damages awarded for the taking of, injury to, destruction of or damage to the Property or any part thereof, up to the total amount owing and secured by any and all of the terms of this Deed of Trust. Notwithstanding any such condemnation, taking, injury or destruction, the indebtedness secured hereby shall not be reduced until any award or payment thereunder shall have been actually received and applied by the Trustee to the discharge or reduction of such indebtedness. The Trustee may apply any such award or payment resulting from the Property being condemned, taken, injured or destroyed for public use under the power of eminent domain or otherwise to the reduction of the indebtedness secured hereby whether or not then due and payable. If the Property or any part thereof is sold, whether pursuant to this Deed of Trust or otherwise, prior to the receipt by the Trustee of such award or payment, the Trustee shall have the right, whether or not a deficiency judgment on any of the Notes shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the indebtedness secured hereby and to satisfy the other obligations secured hereby.

                  PROVIDED, HOWEVER, that if Grantor shall pay, or cause to be paid, to the Beneficiary the principal debts evidenced by the Notes, including additional loans or advances, and all other sums payable by Grantor to the Beneficiary and secured hereby, together with interest thereon, and shall keep and perform, or cause to be kept and performed, each of the other covenants, conditions and agreements contained in the Notes, the Subsidiary Guaranty and this Deed of Trust, then this Deed of Trust and the interests hereby granted, conveyed and otherwise transferred shall become void.

                  THE GRANTOR, the Trustee and the Beneficiary intend and agree that this Deed of Trust shall secure unpaid balances of any advances, including but not limited to advances for taxes, assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Property or the lien of this Deed of Trust and expenses incurred by the

Trustee or the Beneficiary by reason of default by the Grantor under this Deed of Trust, whether any such advances are obligatory or not and whether or not evidenced by the Notes and whether heretofore made or made in the future.

                  This Deed of Trust is given for the purpose of securing loan advances to the Borrower pursuant and subject to the terms and provisions of the Credit Agreement. The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Deed of Trust shall secure unpaid balances of loan advances made after this Deed of Trust is delivered to the Recorder for recording, whether made pursuant to an obligation of the Beneficiary or otherwise. Such loan advances are and will be evidenced by the Notes and may fluctuate over time between zero and the maximum amount of $150,000,000. A reduction in the amount of indebtedness to zero shall not affect the existence or priority of the lien of this Deed of Trust.

                  THIS DEED OF TRUST includes the following covenants, conditions and agreements:

                  FIRST: Grantor does hereby warrant that it has, and will have, good and marketable rights, titles and interests in and to all the Property free and clear of all liens and encumbrances except Permitted Liens, and that it will generally warrant title to the Property and will defend the Property against the claims and demands of all persons, corporations and any other entities whatsoever; and Grantor does hereby covenant that it will promptly pay or cause to be paid any and all other payments, and perform or cause to be performed any and all other acts (including the delivery to the Beneficiary of such agreements, instruments and documents as the Beneficiary deems necessary), so that it will have good and marketable right, title and interest in and to all of the Property free and clear of all liens and encumbrances other than Permitted Liens and so that the liens and security interests created or granted hereby or pursuant hereto are and shall continue to be valid and perfected first liens and security interests.

                  SECOND: The Grantor will keep and perform, or cause to be kept and performed, all the covenants and agreements in this Deed of Trust, in manner and form as herein set out.

                  THIRD: The Grantor agrees to pay, or cause to be paid, when due all taxes, charges, claims and assessments which may be assessed or levied by any public authority against or upon the Property, and also any taxes, charges, claims (including claims of mechanics and materialmen) or assessments for which any present or future owner of the Property may be or become liable or which may by law become a lien on the Property either having priority over the indebtedness and other obligations secured hereby whether as to payment or distribution on judicial sale, or (although not having priority) entitling any governmental or taxing body to notice of foreclosure proceedings or to any right of redemption thereafter, and also all other liabilities of any kind or nature relating to the Property including without limitation all liabilities for labor, services, materials, supplies and equipment incurred in or arising from the development and operation of the Property, except that no such tax, charge, claim, assessment or liability need be paid for so long as its validity or amount shall be contested in good faith by appropriate proceedings duly prosecuted and Grantor shall have set up in its books such reserves with respect thereto as shall be dictated by sound accounting practices, provided, however, that all such taxes, charges, claims, assessments and liabilities shall be paid, subject to refund proceedings, if failure to pay would adversely affect the rights or titles of Grantor to any of the Property; and Grantor agrees to exhibit, or cause to be exhibited, to the Beneficiary forthwith, upon request of the Beneficiary, receipts or other evidence satisfactory to the Beneficiary, showing the payment of all of such taxes, charges, claims, assessments and liabilities.

                  FOURTH: Grantor agrees that Grantor will not, without the written consent of Beneficiary, sell, lease, transfer, mortgage, pledge, charge, grant a lien upon or security interest in, or otherwise dispose of or encumber, or permit any encumbrance to attach to, the Property or any part thereof, except as otherwise permitted by the Credit Agreement. Grantor represents and warrants that to the best of its knowledge after due inquiry, it has obtained, and agrees that it will obtain, or shall cause to be obtained, all material permissions, licenses, easements and rights-of-way and all local, state and federal governmental approvals, authorizations, consents and permits as well as all other rights, titles and interests reasonably necessary to the ownership and operation of the Property, all of which are, and shall be kept, in full force and effect. Grantor will operate, or cause to be operated, the Property in a good and workmanlike manner on a continuous basis subject to, and in accordance with, sound and approved business practices; will maintain, or cause to be maintained, the Property in good repair, working order and condition, subject to ordinary wear and tear; will not commit or permit any waste or impairment of the Property; will not permit the Property to be used in violation of any statute or regulation; will otherwise protect and preserve, or cause to be protected and preserved, the Property; and upon reasonable prior notice, will permit Beneficiary and its representatives and agents, or cause them to be permitted, to inspect the Property during normal business hours.

                  FIFTH: Grantor will keep, or cause to be kept, with financially sound and reputable insurers, such insurance with respect to the Property, in such amounts and insuring against such risks, casualties and contingencies of such types (including but not limited to insurance for loss or damage by fire and other hazards and insurance for liability for damage to persons and property in connection with the Property and the activities conducted thereon or relating thereto) as is customary for persons, corporations and other entities of established reputations engaged in the same or similar businesses as the Grantor and similarly situated, naming Beneficiary as mortgagee or lender loss payee or additional insured as its interests may appear, and will keep, or cause to be kept, such insurance as required by any applicable workmen's compensation laws. If no Default or Event of Default under the Credit Agreement exists, and if the Beneficiary determines in its reasonable discretion that the Property can be satisfactorily repaired or restored, then the insurance proceeds shall be applied to repair or restore the Property under such terms and conditions as the Beneficiary may impose. The Beneficiary shall not be deemed to have elected any option made available pursuant to this Paragraph Fifth until such option is elected specifically in writing. Until so elected, the Beneficiary shall not in any circumstances be deemed to have waived its right to make such election. Upon an occurrence of a Default or an Event of Default under the Credit Agreement all proceeds of insurance for loss or damage to the Property shall be paid to the Beneficiary and shall be applied to the payment of the indebtedness and other obligations secured hereby in such manner and order as the Beneficiary may elect. All policies shall provide that they may cancelled except on thirty (30) days' prior written notice to the Beneficiary.

                  SIXTH: If Grantor shall fail to pay or cause to be paid the premiums on the policies for the above described insurance when due, or shall fail to pay or cause to be paid all payments or to perform or cause to be performed all acts so that the liens and security interests created or granted hereby or pursuant hereto are valid and perfected first priority liens and security interests in full force and effect or shall fail to pay or cause to be paid when due any taxes, charges, claims, assessments or liabilities hereinabove agreed to be paid or caused to be paid by the Grantor, or shall fail to obtain and keep in full force and effect, or cause to be obtained and kept in full force and effect, all rights, titles and interests necessary to the ownership, development and operation of the Property, then the Beneficiary may at its option do so and the amount and cost thereof shall be added to the balance of the debts secured hereby, shall be payable on demand and shall bear interest at the highest rate shown in the then outstanding Notes until paid.

                  SEVENTH: The Grantor represents and warrants that to the best of its knowledge (i) the Property is and has been in compliance, in all material respects, with all applicable local, state and federal environmental laws, rules and regulations and (ii) there have been no material releases of any chemical, material, substance or waste which is a threat to the public health, safety or welfare or the environment or the health of living organisms, or any hazardous, toxic, contaminating or polluting substance as defined by any environmental law, rule or regulation (individually and collectively "HAZARDOUS SUBSTANCES").

                  Grantor will ensure that the Property remains in compliance, in all material respects, with all local, state and federal environmental laws, rules and regulations, and that it will not place or permit to be placed on the Property any Hazardous Substances, except as not prohibited by applicable environmental laws, rules or regulations, or in such quantities as to not constitute a hazard to the environment or subject the Grantor to prosecution or liability in connection therewith.

                  Grantor will employ in connection with its use of the Property appropriate technology as the Grantor determines reasonably necessary to maintain compliance in all material respects with any applicable environmental law, rule or regulation and dispose of any and all Hazardous Substances generated at the Property only at facilities and with carriers that maintain valid permits under applicable environmental laws, rules and regulations.

                  In the event the Grantor obtains, gives or receives notice of any release or threat of release of a reportable quantity of any Hazardous Substances at the Property or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Property, or any demand letter, complaint, order, citation or other written notice with regard to any Hazardous Substances or violation of any environmental law, rule or regulation, affecting the Property from any person or entity, including any state agency responsible in whole or in part for environmental matters in the state in which the Property is located or the United States Environmental Protection Agency (any such person or entity is hereinafter referred to as the "AUTHORITY"), then the Grantor shall, within five (5) days, give written notice of the same to the Beneficiary detailing facts and circumstances of which the Grantor is aware in connection therewith. Such information is to be provided to allow Beneficiary to protect its security interest in the Property and is not intended to create any obligation upon the Beneficiary with respect thereto.

                  Grantor shall promptly forward to the Beneficiary copies of any request for information, notification of material potential liability, demand letter for information, notification of material potential liability, demand letter relating to material potential responsibility with respect to the investigation or cleanup of Hazardous Substances at the Property and shall continue to forward to the Beneficiary copies of material correspondence between the Grantor and the Authority regarding such claims until the claims are settled. The Grantor shall promptly forward to the Beneficiary copies of all documents and reports concerning Hazardous Substances at the Property that the Grantor is required to file under any environmental law, rule or regulation. Such information is to be provided to allow the Beneficiary to protect its security interest in the Property and is not intended to create any obligation upon the Beneficiary with respect thereto.

                  If the Grantor shall fail to comply with any of the material requirements of any environmental law, rule or regulation, the Beneficiary may, at its election, but without the obligation to do so, for the sole purpose of protecting its security interest in the Property, enter onto the Property (or authorize third parties to enter onto the Property) and take such actions as the Beneficiary (or such third parties as directed by the Beneficiary) deems reasonably necessary or advisable, after consultation with the Grantor, to comply with the requirements of such environmental laws, rules and regulations including but not limited to cleaning up, removing, mitigating or otherwise dealing with any release of Hazardous Substances. All reasonable costs and expenses incurred by the Beneficiary (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the highest rate set forth in the then outstanding Notes, shall be paid upon demand by the Grantor, and until paid shall be added to and become a part of the indebtedness secured hereby.

                  Grantor shall defend and indemnify the Beneficiary and hold the Beneficiary harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including reasonable attorney's fees, suffered or incurred by the Beneficiary, whether as a mortgagee in possession, or as successor-in-interest to the Grantor, or otherwise, under or on account of any environmental law, rule or regulation, including the assertion of any lien thereunder, with respect to any release of Hazardous Substances, the presence of any Hazardous Substances affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, including any loss of value of the Property as a result of the foregoing so long as no such loss, liability, damage and expense is attributable to any release of Hazardous Substances resulting from actions on the part of the Beneficiary. The Grantor's obligations under this paragraph Seventh shall arise upon the discovery of the presence of any Hazardous Substances at the Property, whether or not any Authority has taken or threatened any action in connection with the presence of any Hazardous Substances. The Grantor's obligation and the indemnification hereunder shall survive foreclosure or other exercise by Beneficiary of any remedy hereunder and the payment in full of the indebtedness secured hereby and the satisfaction in full of the other obligations secured hereby.

                  EIGHTH: Grantor agrees to pay or cause to be paid all costs of recording, filing, continuing, satisfying or terminating any documents or instruments executed in connection with or securing the obligations and debts secured hereby including this Deed of Trust and such financing statements as the Beneficiary shall deem reasonably necessary such as but not limited to any documentary or stamp tax or other recordation tax or charge which may at any time be imposed. Upon the occurrence of an Event of Default under the Credit Agreement, Grantor hereby makes, constitutes and appoints the Beneficiary the true and lawful agent and attorney-in-fact of Grantor, with full power of substitution, to do any and all things and take any and all action, in the name and on behalf of Grantor, which the Beneficiary may deem necessary or advisable to carry out the intent of this Deed of Trust, including, without limitation, the grant of the liens and security interests created hereby and the perfection, continuation and protection of the liens and security interests created hereby and the exercise by Beneficiary of the rights created under this Deed of Trust, such as signing the name of Grantor to financing statements and all amendments and modifications thereof and supplements thereto. Grantor agrees that neither the Beneficiary nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this paragraph. The power of attorney granted under this paragraph is coupled with an interest and shall be irrevocable until all indebtedness secured hereby is paid in full and all other obligations secured hereby are fully performed. Any costs or fees paid by Beneficiary and/or the Trustee in connection therewith shall be added to the balance of the debts secured hereby, shall be payable on demand and shall bear interest at the highest rate shown in the then outstanding Notes until paid.

                  NINTH: Grantor agrees to promptly pay or cause to be paid all sums, including costs, expenses and reasonable attorneys' fees, which the Beneficiary and/or the Trustee may incur or expend in connection with or relating to any proceeding to sustain the liens and security interests of this Deed of Trust, or their priority, or in defending against the liens, security interests or claims of any person, corporation or other entity asserting priority over this Deed of Trust, and all such sums to be paid to the Beneficiary and/or the Trustee shall be added to the balance of the indebtedness secured hereby, shall be payable on demand and shall bear interest at the highest rate shown in the then outstanding Notes until paid.

                  TENTH: Upon the occurrence of an Event of Default under the Credit Agreement, Grantor does further agree to execute and deliver, or cause to be executed and delivered, any and all transfer orders, division orders and other documents and instruments that may be reasonably requested by Beneficiary for the purpose of implementing this Deed of Trust.

                  ELEVENTH: Grantor agrees that it will upon the request of Beneficiary furnish, or cause to be furnished, to Beneficiary copies of invoices issued by Grantor in connection with the subject matter of this Deed of Trust, and will make available to Beneficiary, at any time and from time to time, on its reasonable request, any and all of Grantor's books, records, written memoranda, correspondence, shipping orders and any other instruments or writings in any way evidencing or relating to the subject matter hereof, and will also upon reasonable request, and at its own expense, furnish, or cause to be furnished, such witnesses as may be required to make legal proof thereof. Any and all records relating to the Property in the possession of, or subject to the control of, Grantor will be kept at Grantor's office at the address shown on the first page hereof, and the Grantor will not remove, nor permit the removal of, such records from such location without the prior written consent of the Beneficiary.

                  TWELFTH: Beneficiary and its successors and assigns are hereby absolved from all liability of any kind whatsoever for failure for any reason to enforce collection of any proceeds, accounts, accounts receivable, contract rights or other rights, titles and interests which are subject to this Deed of Trust and from all other responsibility in connection therewith, except the responsibility to account to the Grantor for funds actually received.

                  THIRTEENTH: It is expressly covenanted and agreed by Grantor that upon the occurrence of an Event of Default under the Credit Agreement, then Beneficiary may at any time and from time to time declare any or all of the secured indebtedness immediately due and payable and such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor.

                  FOURTEENTH: It is expressly covenanted and agreed by Grantor that after the occurrence of an Event of Default under the Credit Agreement, then Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Beneficiary to sell the Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Property is located are contiguous, if the Property is located in more than one county) in the State of Texas in which any part of the Property is situated, at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Beneficiary may request. To the extent by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Property but Beneficiary shall have the right at its sole election, to request Trustee to sell less than the whole of the Property. Trustee may, after any request or direction by Beneficiary, sell not only the real property but also the personal property and other interests which are a part of the Property, or any part thereof, as a unit and as a part of 'a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the personal property. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with general warranty of title by Grantor, subject to the Permitted Liens (and to such leases and other matters, if any, as Trustee may elect upon request of Beneficiary), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Beneficiary may deem necessary until all of the Property has been duty' sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Beneficiary, such sale shall not exhaust the power of sale hereunder and Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Beneficiary's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Beneficiary or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

                  FIFTEENTH: Without limitation of Beneficiary's rights of enforcement with respect to any portion of the Property which constitute personal property under the Uniform Commercial Code or any part thereof in accordance with the procedures for foreclosure of real estate, Beneficiary may exercise its rights of enforcement with respect to such personal property or any part thereof under the Uniform Commercial Code and in conjunction with, in addition to or in substitution for those rights and remedies; (1) Beneficiary may enter upon Grantor's premises to take possession of, assemble and collect the personal property or, to the extent and for those items of the personal property permitted under applicable law, to render it unusable; (2) Beneficiary may require Grantor to assemble the personal property and make it available at a place Beneficiary designates which is mutually convenient to allow Beneficiary to take possession or dispose of the personal property; (3) written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the personal property or prior to the date after which private sale of the personal property will be made shall constitute reasonable notice;
(4) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the personal property and the other Property may, at the option of Beneficiary, be sold as a whole; (5) it shall not be necessary that Beneficiary take possession of the personal property or any part thereof prior to the time that any sale pursuant to the provisions of this
Section is conducted and it shall not be necessary that the personal property or any part thereof be present at the location of such sale; (1) with respect to application of proceeds of disposition of the personal property pledged hereunder, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the reasonable attorneys' fees and legal expenses incurred by Beneficiary; (6) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Beneficiary having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (7) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

                  SIXTEENTH: It is expressly covenanted and agreed by Grantor that in the event that Grantor fails to pay when due, whether by acceleration or otherwise, the Lender Obligations pursuant to the terms of the Subsidiary Guaranty or fails to pay when due any other indebtedness secured hereby, or if Grantor fails to perform, or cause to be performed, any of the other obligations of the Subsidiary Guaranty, this Deed of Trust, the Subsidiary Security Agreements or other document or instrument secured hereby or providing security for the indebtedness or other obligations secured hereby, then Beneficiary may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.

                  SEVENTEENTH: It is expressly covenanted and agreed by Grantor that in the event that Grantor fails to pay when due, whether by acceleration or otherwise, the Lender Obligations pursuant to the terms of the Subsidiary Guaranty or fails to pay when due any other indebtedness secured hereby, or if Grantor fails to perform, or cause to be performed, any of the other obligations of the Subsidiary Guaranty, this Deed of Trust, the Subsidiary Security Agreement or other document or instrument secured hereby or providing security for the indebtedness or other obligations secured hereby, then Beneficiary is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property. Beneficiary shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Beneficiary in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Beneficiary pursuant to this Deed of Trust If necessary to obtain the possession provided for above, Beneficiary may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property or any part thereof, or from any act or omission of Beneficiary in managing the Property unless such loss is caused by the willful misconduct, gross negligence and bad faith of Beneficiary, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Property taken under this Section.

                  EIGHTEENTH: It is expressly covenanted and agreed by Grantor that in the event that Grantor fails to pay when due, whether by acceleration or otherwise, the Lender Obligations pursuant to the terms to the terms of the Subsidiary Guaranty or fails to pay when due any other indebtedness secured hereby, or if Grantor fails to perform, or cause to be performed, any of the other obligations of the Subsidiary Guaranty, this Deed of Trust, the Subsidiary Security Agreement or other document or instrument secured hereby or providing security for the indebtedness or other obligations secured hereby, then Beneficiary shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, agrees not to oppose any application therefor by Beneficiary, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Beneficiary to application of Rents as provided in this Deed of Trust. Nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Beneficiary in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Beneficiary pursuant to this Deed of Trust.

                  NINETEENTH: Beneficiary may exercise any and all other rights and remedies which Beneficiary may have under the Subsidiary Guaranty, the Subsidiary Security Agreement or any other document executed in connection therewith, or at law or in equity or otherwise. In the event that Beneficiary exercises its rights to commence foreclosure proceedings or to take possession and control of all or any part of the Property, the Trustee, Beneficiary and/or any person or entity designated by Beneficiary may operate and maintain the Property at the expense of Grantor and without any liability to Grantor in connection with such operations; and the Beneficiary, Trustee and/or any person or entity designated by Beneficiary will have the right, but not the obligation, to make repairs, to purchase machinery and equipment and to conduct workover operations, and in connection therewith, to exercise every power, right and privilege of Grantor with respect to the Property and after deducting the expenses of developing, operating and maintaining the Property (including but not limited to the costs of repairs and improvements, insurance premiums and tax assessments and other charges on the Property as well as reasonable compensation for the services of Trustee or other designated parties), the Beneficiary shall apply the proceeds received from the operation of the Property to the payment of the indebtedness and obligations secured hereby, in such manner and in such order as Beneficiary may elect.

                  TWENTIETH: This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Beneficiary; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Property to Beneficiary. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Beneficiary may at any time before the sale of the Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Subsidiary Guaranty and/or any other secured indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Beneficiary should institute a suit for the collection of the Subsidiary Guaranty or any other secured indebtedness and for the foreclosure of this Deed of Trust, Beneficiary may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust.

                  TWENTY-FIRST: The proceeds of any sale held by Trustee or Beneficiary or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied: first, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all reasonable attorneys' fees and legal expenses, all court costs and charges of every character and a reasonable fee to Trustee if foreclosed by power of sale as provided herein, and to the payment of the other secured indebtedness, including specifically without limitation the principal, accrued interest and attorneys' fees due and unpaid on the Notes and the amounts due and unpaid and owed to Beneficiary under this Deed of Trust the order and manner of application to the items in this clause first to be in Beneficiary's sole discretion; and second, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons (including the Beneficiary or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Beneficiary is uncertain which person or persons are so entitled, Beneficiary may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be a part of the secured indebtedness and shall be reimbursable (without limitation) from such remainder.

                  TWENTY-SECOND: Beneficiary shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Beneficiary shall have the right to credit upon the amount of Beneficiary's successful bid, to the extent necessary to satisfy such bid, all or any part of the indebtedness secured hereby in such manner and order as Beneficiary may elect.

                  TWENTY-THIRD: It is expressly covenanted and agreed by Grantor that in the event that Grantor fails to pay when due, whether by acceleration or otherwise, any principal or interest pursuant to the terms of the Notes or fails to pay when due any other indebtedness secured hereby, or if Grantor fails to perform, or cause to be performed, any of the other obligations of the Subsidiary Guaranty, this Deed of Trust, the Subsidiary Security Agreement or other document or instrument secured hereby or providing security for the indebtedness or other obligations secured hereby, then, Beneficiary shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness; and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in paragraph Twenty-First hereof except that the amount paid under clause first thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clause first (modified as provided above) shall be applied to the prepayment (without penalty) of any other secured indebtedness in such manner and order and to such extent as Beneficiary deems advisable, and the remainder, if any, shall be applied as provided in clause second of paragraph Twenty-First hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

                  TWENTY-FOURTH: All rights and remedies provided for herein, in the Credit Agreement, the Subsidiary Guaranty or in any other document executed in connection herewith or therewith are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Beneficiary shall, in addition to the rights and remedies provided herein or in any other document be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

                  TWENTY-FIFTH: In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's successors or assigns are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

                  TWENTY-SIXTH: To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created, except for Grantor's rights under Sections 5 1.003-51.005 of the Texas Property Code, as amended or replaced. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to any provision of any law pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Grantor or Grantor's heirs, devises, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or ceases to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

                  TWENTY-SEVENTH: Except as set forth herein, the Trustee shall serve without compensation; provided, however, the Grantor covenants and agrees to pay to the Trustee, on demand, all costs and expenses reasonably made or incurred in and about the execution of the trust created hereby. The Grantor covenants and agrees to indemnify the Trustee against any and all liabilities or losses which he may incur hereunder not due to his own gross negligence or willful misconduct. All monies and other property and proceeds of property received by the Trustee at any time in the exercise of the trust created hereby shall be held in trust for the Beneficiary. The Trustee is hereby empowered to do, and perform, any act or duty in and under this Deed of Trust by and through an agent or attorney. The Beneficiary hereby reserves, and shall have, the absolute and unconditioned right and privilege to be exercised at any time and from time to time to remove the Trustee (or any successor Trustee) by appointing, by an instrument in writing, another trustee in the place and stead of the Trustee (or any successor Trustee), which trustee shall have all the rights, powers and authority and be charged with all the duties that are conferred or charged upon the Trustee.

                  TWENTY-EIGHTH: The Trustee and/or the Beneficiary may have or in the future may hold other security and/or guaranties to secure all or any part of the indebtedness and other obligations secured hereby, but it is specifically understood and agreed that neither the execution and delivery of this Deed of Trust nor the holding of any other security and/or guaranty shall at any time or in any wise operate to prevent or hinder the Trustee and/or the Beneficiary from resorting first to such other security and/or guaranty or first to the Property, or first from time to time to both; and the Trustee and/or the Beneficiary may from time to time as the Beneficiary sees fit, in the Beneficiary's sole and uncontrolled discretion, resort to all or any part of the Property without resorting to all or any other security and/or guaranty securing such indebtedness and other obligations, or to all or any part of any other security and/or guaranty securing such indebtedness and other obligations without resorting to all or any part of the Property, and such action on the Trustee's and/or the Beneficiary's part shall not in any wise be considered as a waiver of any of the benefits or rights of the Trustee and/or the Beneficiary relating to the Property or such other security and/or guaranties.

                  TWENTY-NINTH: A copy of any notice of trustee's sale under this Deed of Trust shall be served on Grantor by certified mail, return receipt requested, directed to Grantor at its address stated below or such other address given to Beneficiary in writing by Grantor subsequent to the execution and delivery of this Deed of Trust and shall be effective when deposited, postage prepaid, in the United States mail. Any other notice shall be effective upon the deposit of such notice, in writing, in the regular United States mail, postage prepaid, addressed to such party or parties to receive notice at the following addresses or at such other address as any such party may given to the other parties in writing:

                  To Grantor:

                           Seadrift Coke, L.P.
                           c/o The Carbide/Graphite Group, Inc.
                           One Gateway Center
                           19th Floor
                           Pittsburgh, Pennsylvania 15222
                           Attention: Vice President Finance

                  To Beneficiary:

                           One PNC Plaza
                           249 Fifth Avenue, 22nd Floor
                           Pittsburgh, Pennsylvania 15222
                           Attention: Agency Services

                  To Trustee:

                           Mark W. Rutherford
                           One PNC Plaza, 3rd Floor
                           249 Fifth Avenue
                           Pittsburgh, Pennsylvania  15222

                  THIRTIETH: No waiver by the Beneficiary or the Trustee of any default shall operate as a waiver of any other default or of the same default on a future occasion. No failure or delay on the part of the Beneficiary or the Trustee in the exercise of any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy.

                  THIRTY-FIRST: Neither this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The modification hereof or of the Credit Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement or any other instrument or document secured hereby or securing the indebtedness and other obligations secured hereby shall not impair the priority of the liens and security interests created or granted hereby or pursuant hereto; and the release of any part of the Property from the liens and security interests created or granted hereby or pursuant hereto shall not impair the priority of the liens and security interests created or granted hereby or pursuant hereto with respect to the part of the Property not so released. Nothing contained in this Deed of Trust is intended to alter or affect the provisions of any partial release or subordination agreement of record heretofore executed by the Beneficiary with respect to any of the Property.

                  THIRTY-SECOND: In the event that any covenant, condition or agreement of this Deed of Trust is lawfully held or declared to be invalid, illegal or unenforceable, it shall be deemed deleted to the extent necessary under the applicable law and the validity of the other covenants, conditions and agreements shall not be affected thereby.

                  THIRTY-THIRD: The covenants, conditions and agreements contained in this Deed of Trust shall bind, and the benefits thereof shall inure to, the successors and assigns of the Grantor, the successors and assigns of the Trustee and the successors and assigns of the Beneficiary.

                  THIRTY-FOURTH: THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED ACCORDING TO THE LAWS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE COMMONWEALTH OF PENNSYLVANIA EXCEPT THAT (a) PURSUANT TO THE PROVISIONS OF SECTION 9.103 OF THE UNIFORM COMMERCIAL CODE AS IN FORCE IN THE COMMONWEALTH OF PENNSYLVANIA, AS IT MAYBE AMENDED FROM TIME TO TIME, THE LAWS OF THE STATE OF TEXAS MAY GOVERN THE PERFECTION AND EFFECT OF PERFECTION OR NON-PERFECTION OF SECURITY INTERESTS IN CERTAIN OF THE PROPERTY AND (b) THE LAWS OF THE STATE OF TEXAS WILL GOVERN WHETHER A TRANSACTION TRANSFERS OR CREATES AN INTEREST IN REAL PROPERTY WITHIN THE STATE OF TEXAS FOR SECURITY PURPOSES OR OTHERWISE, THE NATURE OF AN INTEREST IN REAL PROPERTY WITHIN THE STATE OF TEXAS THAT IS TRANSFERRED OR CREATED BY A TRANSACTION, THE METHOD FOR FORECLOSURE OF A LIEN ON REAL PROPERTY WITHIN THE STATE OF TEXAS, THE NATURE OF AN INTEREST IN REAL PROPERTY WITHIN THE STATE OF TEXAS THAT RESULTS FROM FORECLOSURE, OR THE MANNER AND EFFECT OF RECORDING OR FAILING TO RECORD EVIDENCE OF A TRANSACTION THAT TRANSFERS OR CREATES AN INTEREST IN REAL PROPERTY WITHIN THE STATE OF TEXAS. WHENEVER REFERENCE IS MADE TO THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, THOSE INSTRUMENTS SHALL BE DEEMED TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, AS EACH SUCH INSTRUMENT SO PROVIDES.

                  THIRTY-FIFTH: Whenever required by the context of this Deed of Trust the singular shall include the plural, and vice-versa; and the masculine and feminine genders shall include the neuter gender, and vice-versa.

                  WITNESS the due execution hereof with the intent to be legally bound hereby as of the day and year first above written.

                                        GRANTOR:

                                        SEADRIFT COKE, L.P., a Texas limited
                                        partnership

                                                By its General Partner:

                                                THE CARBIDE/GRAPHITE GROUP, INC.
ATTEST:

By                                              By
  ------------------------------------            ------------------------------
Name:                                           Name:
     ---------------------------------               ---------------------------
Title:                                          Title:
      --------------------------------                --------------------------


                                        BENEFICIARY:

                                        PNC BANK, NATIONAL ASSOCIATION
WITNESS:

                                        By
------------------------------------      --------------------------------------
                                        Name:   Mark W. Rutherford
                                        Title:  Senior Vice President

STATE OF PENNSYLVANIA               )
                                    )        SS:
COUNTY OF ALLEGHENY                 )


         This instrument was acknowledged before me this 30th day of April, 1999, by___________________, the _________________ of The Carbide/Graphite
Group, Inc., the general partner of Seadrift Coke, L.P., a Texas limited partnership, on behalf of said corporation.



                                               ---------------------------------
                                               Notary Public in and for State of
                                               Pennsylvania

(PERSONALIZED SEAL)







STATE OF PENNSYLVANIA               )
                                    )        SS:
COUNTY OF ALLEGHENY                 )


         This instrument was acknowledged before me this 30th day of April, 1999, by Mark W. Rutherford, Senior Vice President of PNC Bank, National Association, a national banking association, on behalf of said association


                                               ---------------------------------
                                               Notary Public in and for State of
                                               Pennsylvania
(PERSONALIZED SEAL)

                  This Credit Line Deed of Trust and Security Agreement is delivered to and accepted by PNC Bank, National Association, in Pittsburgh, Pennsylvania this 30th day of April, 1999.



This instrument was prepared by:

         Henry S. Pool, Esquire
         Tucker Arensberg, P.C.
         1500 One PPG Place
         Pittsburgh, Pennsylvania 15222
         (412) 566-5522

This Credit Line Deed of Trust and Security Agreement is also to serve as a financing statement and is to be filed for record in the real estate records.